-----------------------------
                                                   OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

                                                   Estimated average burden
                                                   hours per response: 19.4
                                                   -----------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number    811-05685
                                   ----------------------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 225 Pictoria Drive, Suite 450           Cincinnati, Ohio           45246
--------------------------------------------------------------------------------
             (Address of principal executive offices)             (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                     ----------------------

Date of fiscal year end:     March 31, 2006
                          --------------------------------------------

Date of reporting period:    September 30, 2005
                          --------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

================================================================================

================================================================================









                               D A V E N P O R T

                                  EQUITY FUND
                               -----------------







                               SEMI-ANNUAL REPORT

                               September 30, 2005
                                  (Unaudited)







                               ==================

================================================================================

THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                          OCTOBER 27, 2005
================================================================================

Dear Shareholders,

The following chart represents the Davenport Equity Fund's performance and the performance of the S&P 500 Index, the Fund's primary benchmark, for periods ended September 30, 2005:

                                                              Since Inception **
          Q3 2005    YTD    1 Year    3 Year**    5 Year**        (1/15/98)
        ------------------------------------------------------------------------
DAVPX      3.46%    2.40%   12.21%     14.67%       0.99%           4.47%
S&P 500    3.60%    2.77%   12.25%     16.72%      -1.49%           4.96%

**Annualized

Looking back on the third quarter, a fairly healthy rally was interrupted by the pair of hurricanes which struck the Gulf Coast, though the S&P 500 did manage to finish the quarter up 3.60%. Most of the strength came from the energy and utilities sectors, as well as from renewed interest in the previously anemic technology sector. Since the hurricanes hit near the end of the quarter and will undoubtedly continue to impact our economy, it is worth looking into Katrina's and Rita's effect. Perhaps the most obvious impact highlights the vulnerability of our nation's oil and gas supply. Another is the economy's response to the disaster, in terms of not only rebuilding swaths of the country ravaged by the storms, but also to the long-term effects of the government's decision to spend a significant amount of money rebuilding local infrastructure while incurring debt, creating potential increases in the federal deficit.

The primary factor contributing to our current energy crunch is not supply disruption, but refining capacity. Hurricanes Katrina and Rita shuttered 10% and 27%, respectively, of our national capacity to refine crude oil. This disruption is exacerbated by the fact that the last refinery built in this country was in 1976. Add to that the uncomfortable statistic that over the last 25 years, national refining capacity has actually declined in the face of a 20% jump in demand. This bodes well for companies whose business involves energy exploration, production, refining and drilling services. We are mindful of these factors when choosing which investments to make within the energy sector.

A second matter of profound importance for investors is the consequence of our government's decision to counterflood the hurricane-ravaged Gulf Coast with borrowed dollars, further contributing to the deficit crunch. On one hand, construction equipment, aggregate and building material, and related industries ought to see a surge in demand. On the other, the growing federal deficit increases the risk of inflation which, thus far, the Federal Reserve's monetary policies have kept in check. Increased productivity has helped double real GDP growth since 1979, with only a 12% increase in petroleum consumption. Increased efficiency of petroleum consumption means that our economy is in better shape to weather current high energy prices than we were back in the late 1970's.

During the third quarter of 2005, the Davenport Equity Fund posted a return of 3.46%. Security selections in both the Consumer Staples and Information Technology sectors were negative attributors to the Fund's performance. On the other hand, commodity-linked sectors were a major theme for the Fund through the third quarter, with the Energy, Utilities, and Materials sectors all providing positive attribution. The single greatest attributor however, was not a commodity, but stock selection in the Telecommunications sector. As mentioned earlier, it's fair to say that the outlook for the securities market remains uncertain, with rising oil prices and the threat of inflation continuing to weigh heavily on investors.

                                RECENT PURCHASES

Pioneer Natural Resources (PXD) is a Texas-based oil and gas exploration and production company operating primarily in the US, Canada and Argentina, with smaller operations in Africa. Pioneer has recently announced it will raise its dividend by 20% and has initiated a $1 billion share repurchase program, a result of the company's strong cash flow. Due to the current environment of high oil and gas prices, Pioneer's assets are in high demand. Furthermore, the company's decision to sell its operations in the deepwater Gulf of Mexico seems prescient given the premium those assets currently command and the production risks associated with this year's hurricanes.

American International Group (AIG) is an insurance and financial services conglomerate with operations in more than 130 countries and jurisdictions. After experiencing a difficult period with regulators which prompted a change in top management, the fundamental strengths of AIG are again the focus of investors. AIG trades at a very reasonable multiple and has historically been one of the more innovative insurance companies in the industry.

Brascan (BAM) is a Canadian based operating company focused on real estate, power generation and asset management. Assets include interests in 70 office properties in seven North American cities and Europe; 130 power generating facilities (primarily hydroelectric); and specialty funds involving equity or direct investment in real estate, energy and resource assets. Brascan focuses on businesses that generate strong and growing cash flows.

Cameco Corp (CCJ) is based in Saskatoon, Canada and is the largest producer of uranium in the world with interests in nuclear reactor operators (Bruce Power) and Centarra Gold. Cameco has a 20% share of the world's uranium market and controls 60% of the production expected to come online over the next few years. With increased demand from China and India, uranium prices will likely move higher which bodes well for Cameco's growth.

                       TENSION, AMBIGUITY AND THE MARKET

Tension is a fact of life for all of us everyday and easily observed in any market environment. Theoretically, for every buyer there is a seller and for every seller there is a buyer; the only variable is a mutually acceptable price. Every transaction, therefore, represents a difference of opinion between the buyer and seller regarding the future. Since this tension usually results from two different notions of what may lie ahead, it is only natural that investors also differ when assessing the future direction of the market as a whole. As we enter the fourth quarter there are the usual share of divergent opinions.

Three areas are currently capturing the attention of investors: oil prices, interest rates, and corporate profits. Market psychology constantly shifts depending on the news of the day. At the moment it seems that most investors are looking at the stock market glass as half empty rather than half full. Here's why.

First, energy. Oil prices are high and, in our opinion, will stay high. Not only has demand outstripped supply, but there are bottlenecks in the system that will not be solved easily or quickly. A severe shortage of rigs, tugs, and qualified people are combining to increase the cost of future supply. Discoveries will be made and alternative forms of energy are becoming economically viable but the costs to develop them are going up every day.

Energy companies are finally increasing capital spending for exploration; however, they are finding oil service companies charging ever higher prices. For example, in a recent article in The Manchester Guardian, British Petroleum cited some telling statistics. On average, the price for tugs that serve the maritime oil industry has risen from $15,000 a day last year to $63,000 a day now, an increase in 320%. Day rates for drilling rigs have moved up from an average of $55,000 last year to $175,000 now, or an increase of 218%. The labor cost of oil rig workers is up 70%. All this in just the past 52 weeks.

On a longer term basis, since 1984, oil and gas consumption have grown 31/2 times faster than refining capacity while production has risen 21/2 times faster. Our ability to refine crude oil, therefore, is hitting a major bottleneck. No new refineries have been built in the United States in nearly three decades.

As a result, we are increasingly focusing on the oil service sector, a late cycle performer. These companies should continue to benefit for some time from pricing flexibility as well as increased demand as the major oil and gas producers seek to bolster their reserves.

The second item of investor focus has been interest rates. Recently the Fed raised the discount rate for the eleventh time since June 2004. The central bankers stated that they remained concerned about inflation, leading most observers to expect future interest rate increases. This can't help but have a depressing effect on economic growth. Also, Greenspan has been quoted as saying that consumers have used low mortgage rates to borrow against their home equity to finance their general spending. This behavior could change as rates rise.

Fueling the Fed's concerns over inflation is the huge deficit the federal government is running based on the cost of the Iraq war, the unprecedented hurricane rebuilding efforts that will be ongoing in the Southeast and the usual pork-barrel spending that has recently been dished out in ever-larger helpings. There is no longer much talk about making tax cuts permanent. It seems that the pendulum is swinging in the other direction.

Although earnings continue to show gains with the largest increases being in the energy sector; corporate profit growth is slowing. There is some legitimate concern that economic growth and resulting corporate profits will be hobbled by higher energy prices. Particularly vulnerable may be the retailers during the holiday season.

Finally, October has historically been a tough month for the market. We remain cautious but not negative as valuation levels in general have moved into the moderate zone. The market is virtually unchanged so far this year and we would expect no huge surprises either on the upside or downside between now and year end.

Abby Joseph Cohen, who is a partner and chief investment strategist at Goldman Sachs, recently wrote an article that was published in the Financial Analysts Journal. She focused on several of the inherent ambiguities of all markets and investor attempts to make what is subjective, objective.

Cohen quoted Aristotle who wrote in 350BC, "It is the mark of an educated person to look for precision only as far as the nature of the subject allows." She commented that, as the statement implies, investors try to amass the right data inputs at the right time in order to get the right answer. This is basically an impossible task. While there is abundant economic and financial data, its imprecision is notorious. "Garbage in garbage out" as the old saying goes.

So ambiguity, like tension, is a fact of life. Black box precision can be a costly dream. This is a theme we have emphasized more than once as it is essential for investors to understand that when dealing with the future, odds, not answers are the essential guide posts.

To sum up, it feels as if the market psychology is moving in a negative rather than a positive direction. This isn't to say that money can't be made; but the task is getting harder. Our job is to protect your assets as a whole and increase them over time. We take our responsibilities to you seriously. We are always more than happy to hear from you and will continue to communicate to you regularly.


                                           Sincerely,

                                           Joseph L. Antrim, III
                                           President
                                           Davenport Equity Fund


PAST PERFORMANCE IS HISTORICAL AND NOT REPRESENTATIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA QUOTED. PERFORMANCE CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-888-285-1863.

THE INVESTMENT AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. YOU MAY OBTAIN A COPY OF THE FUND'S PROSPECTUS BY CALLING 1-888-285-1863. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE S&P 500 INDEX IS COMPRISED OF 500 U. S. STOCKS AND IS AN INDICATOR OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. AN INVESTOR CANNOT INVEST IN AN INDEX AND ITS RETURNS ARE NOT INDICATIVE OF THE PERFORMANCE OF ANY SPECIFIC INVESTMENT.

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX


                               [GRAPHIC OMITTED]


         STANDARD & POOR'S 500 INDEX     THE DAVENPORT EQUITY FUND
         ---------------------------     -------------------------

              DATE         BALANCE         DATE         BALANCE
              ----         -------         ----         -------
            01/15/98      $ 10,000       01/15/98      $ 10,000
            03/31/98        11,625       03/31/98        11,140
            06/30/98        12,009       06/30/98        11,295
            09/30/98        10,814       09/30/98         9,950
            12/31/98        13,118       12/31/98        11,519
            03/31/99        13,771       03/31/99        12,090
            06/30/99        14,742       06/30/99        12,709
            09/30/99        13,821       09/30/99        11,920
            12/31/99        15,878       12/31/99        13,321
            03/31/00        16,242       03/31/00        13,894
            06/30/00        15,810       06/30/00        13,456
            09/30/00        15,657       09/30/00        13,330
            12/31/00        14,432       12/31/00        13,226
            03/31/01        12,721       03/31/01        11,580
            06/30/01        13,466       06/30/01        11,966
            09/30/01        11,489       09/30/01        10,738
            12/31/01        12,717       12/31/01        11,706
            03/31/02        12,752       03/31/02        11,915
            06/30/02        11,043       06/30/02        10,913
            09/30/02         9,136       09/30/02         9,288
            12/31/02         9,906       12/31/02         9,801
            03/31/03         9,594       03/31/03         9,453
            06/30/03        11,071       06/30/03        10,784
            09/30/03        11,364       09/30/03        11,204
            12/31/03        12,748       12/31/03        12,272
            03/31/04        12,964       03/31/04        12,640
            06/30/04        13,187       06/30/04        12,677
            09/30/04        12,941       09/30/04        12,479
            12/31/04        14,135       12/31/04        13,674
            03/31/05        13,832       03/31/05        13,514
            06/03/05        14,021       06/03/05        13,535
            09/30/05        14,526       09/30/05        14,003


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------
                                         Average Annual Total  Returns(a)
                                    (for periods  ended  September 30, 2005)

                                   1 YEAR        5 YEARS      SINCE INCEPTION*
The Davenport Equity Fund          12.21%         0.99%            4.47%
Standard & Poor's 500 Index        12.25%        (1.49%)           4.96%

--------------------------------------------------------------------------------

*    Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX


                   [GRAPHIC OMITTED]

                                                  (% OF PORTFOLIO)

                                        Davenport Equity   Standard & Poor's 500
                                              Fund                Index
                                       -------------------------------------
Consumer Discretionary                        11.9%               10.7%
Consumer Staples                              10.4%                9.7%
Energy                                        11.1%               10.2%
Financials                                    17.8%               20.1%
Health Care                                   14.6%               13.3%
Industrials                                    7.2%               11.1%
Information Technology                        10.3%               15.3%
Materials                                      8.2%                2.9%
Telecommunication Services                     2.9%                3.1%
Utilities                                      2.7%                3.6%
Cash Equivalents                               2.9%                0.0%




TOP TEN HOLDINGS
                                                                    % OF
     SECURITY DESCRIPTION                                         NET ASSETS
     ----------------------------------------------------         ----------
     Microsoft Corporation                                          2.9%
     America Movil, S.A. de C.V. - Series L - ADR                   2.9%
     Markel Corporation                                             2.9%
     Exxon Mobil Corporation                                        2.8%
     Dominion Resources, Inc.                                       2.8%
     Johnson & Johnson                                              2.7%
     Amgen, Inc.                                                    2.6%
     Rio Tinto PLC - ADR                                            2.5%
     Capital One Financial Corporation                              2.5%
     Praxair, Inc.                                                  2.4%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005  (UNAUDITED)
================================================================================
ASSETS
  Investments in securities:
    At acquisition cost                                            $119,603,284
                                                                   ============
    At market value (Note 1) ....................................  $143,640,597
  Dividends receivable ..........................................        64,775
  Receivable for capital shares sold ............................        55,362
  Other assets ..................................................        14,442
                                                                   ------------
    TOTAL ASSETS ................................................   143,775,176
                                                                   ------------

LIABILITIES
  Dividends payable .............................................         8,912
  Payable for capital shares redeemed ...........................       134,967
  Accrued investment advisory fees (Note 3) .....................        94,433
  Accrued administration fees (Note 3) ..........................        16,900
  Other accrued expenses and liabilities ........................         2,784
                                                                   ------------
    TOTAL LIABILITIES ...........................................       257,996
                                                                   ------------

NET ASSETS ......................................................  $143,517,180
                                                                   ============

Net assets consist of:
Paid-in capital .................................................  $118,773,507
Undistributed net investment income .............................         9,671
Accumulated net realized gains from security transactions .......       696,689
Net unrealized appreciation on investments ......................    24,037,313
                                                                   ------------
Net assets ......................................................  $143,517,180
                                                                   ============

Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) ..............................    10,609,675
                                                                   ============

Net asset value, offering price and redemption price per share
  (Note 1) ......................................................  $      13.53
                                                                   ============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
INVESTMENT INCOME
  Dividends .....................................................  $    932,995
                                                                   ------------

EXPENSES
  Investment advisory fees (Note 3) .............................       528,525
  Administration fees (Note 3) ..................................       100,660
  Postage and supplies ..........................................        10,695
  Custodian fees ................................................         9,104
  Compliance service fees (Note 3) ..............................         9,007
  Printing of shareholder reports ...............................         8,642
  Professional fees .............................................         7,009
  Registration fees .............................................         6,503
  Trustees' fees and expenses ...................................         6,137
  Insurance expense .............................................         4,155
  Other expenses ................................................         3,011
                                                                   ------------
    TOTAL EXPENSES ..............................................       693,448
                                                                   ------------

NET INVESTMENT INCOME ...........................................       239,547
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains from security transactions .................     6,626,088
  Net change in unrealized appreciation/depreciation on investments  (1,891,672)
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................     4,734,416
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................  $  4,973,963
                                                                   ============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                                        SIX MONTHS
                                                                           ENDED            YEAR
                                                                         SEPT. 30,          ENDED
                                                                           2005            MARCH 31,
                                                                        (UNAUDITED)          2005
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...........................................   $     239,547    $     731,488
  Net realized gains from security transactions ...................       6,626,088        3,322,258
  Net change in unrealized appreciation/depreciation on investments      (1,891,672)       4,735,057
                                                                      -------------    -------------
Net increase in net assets from operations ........................       4,973,963        8,788,803
                                                                      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ......................................        (238,246)        (728,398)
                                                                      -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .......................................      10,043,334       23,041,396
  Net asset value of shares issued in
    reinvestment of distributions to shareholders .................         222,124          677,059
  Payments for shares redeemed ....................................      (9,664,924)     (15,366,719)
                                                                      -------------    -------------
Net increase in net assets from capital share transactions ........         600,534        8,351,736
                                                                      -------------    -------------

TOTAL INCREASE IN NET ASSETS ......................................       5,336,251       16,412,141

NET ASSETS
  Beginning of period .............................................     138,180,929      121,768,788
                                                                      -------------    -------------
  End of period ...................................................   $ 143,517,180    $ 138,180,929
                                                                      =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ...............................   $       9,671    $       8,370
                                                                      =============    =============

CAPITAL SHARE ACTIVITY
  Sold ............................................................         756,559        1,834,781
  Reinvested ......................................................          16,662           52,020
  Redeemed ........................................................        (726,765)      (1,224,506)
                                                                      -------------    -------------
  Net increase in shares outstanding ..............................          46,456          662,295
  Shares outstanding at beginning of period .......................      10,563,219        9,900,924
                                                                      -------------    -------------
  Shares outstanding at end of period .............................      10,609,675       10,563,219
                                                                      =============    =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                               SIX MONTHS
                                                 ENDED
                                               SEPT. 30,                               YEARS ENDED MARCH 31,
                                                 2005        -----------------------------------------------------------------------
                                              (UNAUDITED)       2005         2004          2003          2002           2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $   13.08     $   12.30     $    9.23     $   11.71     $   11.42     $   13.75
                                              ---------     ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
  Net investment income ...................        0.02          0.07          0.04          0.06          0.04          0.05
  Net realized and unrealized gains
    (losses) on investments ...............        0.45          0.78          3.07         (2.48)         0.29         (2.34)
                                              ---------     ---------     ---------     ---------     ---------     ---------
Total from investment operations ..........        0.47          0.85          3.11         (2.42)         0.33         (2.29)
                                              ---------     ---------     ---------     ---------     ---------     ---------

Less distributions:
  Dividends from net investment income ....       (0.02)        (0.07)        (0.04)        (0.06)        (0.04)        (0.04)
                                              ---------     ---------     ---------     ---------     ---------     ---------

Net asset value at end of period ..........   $   13.53     $   13.08     $   12.30     $    9.23     $   11.71     $   11.42
                                              =========     =========     =========     =========     =========     =========

Total return (a) ..........................        3.62%(b)      6.91%        33.72%       (20.66%)        2.89%       (16.65%)
                                              =========     =========     =========     =========     =========     =========

Net assets at end of period (000's) .......   $ 143,517     $ 138,181     $ 121,769     $  76,473     $  82,515     $  70,160
                                              =========     =========     =========     =========     =========     =========

Ratio of net expenses to average net assets        0.98%(c)      0.98%         1.00%         1.04%         1.02%         1.00%

Ratio of net investment income to
  average net assets ......................        0.34%(c)      0.57%         0.35%         0.62%         0.35%         0.36%

Portfolio turnover rate ...................          35%(c)        28%           25%           18%           13%           25%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 97.1%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 11.9%
     90,074  CarMax, Inc. (a) .................................... $  2,816,614
     96,880  Cendant Corporation .................................    1,999,603
     44,164  Estee Lauder Companies, Inc. - Class A (The) ........    1,538,232
     61,523  E.W. Scripps Company - Class A (The) ................    3,074,304
     50,025  Harrah's Entertainment, Inc. ........................    3,261,130
     34,718  Lowe's Companies, Inc. ..............................    2,235,839
     87,690  Walt Disney Company (The) ...........................    2,115,960
                                                                   ------------
                                                                     17,041,682
                                                                   ------------

             CONSUMER STAPLES -- 10.4%
     43,909  Colgate-Palmolive Company ...........................    2,317,956
     46,000  PepsiCo, Inc. .......................................    2,608,660
     83,072  Sysco Corporation ...................................    2,605,969
     64,684  Walgreen Company ....................................    2,810,520
     46,206  Wal-Mart Stores, Inc. ...............................    2,024,747
     35,867  Wm. Wrigley Jr. Company .............................    2,578,120
                                                                   ------------
                                                                     14,945,972
                                                                   ------------
             ENERGY -- 11.1%
     28,152  EOG Resources, Inc. .................................    2,108,585
     63,387  Exxon Mobil Corporation .............................    4,027,610
     38,103  Murphy Oil Corporation ..............................    1,900,197
     48,800  Pioneer Natural Resources Company ...................    2,680,096
     31,946  Schlumberger Limited ................................    2,695,603
     42,048  Suncor Energy, Inc. .................................    2,545,165
                                                                   ------------
                                                                     15,957,256
                                                                   ------------
             FINANCIALS -- 17.8%
     50,925  American International Group, Inc. ..................    3,155,313
     64,000  BB&T Corporation ....................................    2,499,200
        875  Berkshire Hathaway, Inc. - Class B (a) ..............    2,389,625
     54,675  Brascan Corporation - Class A .......................    2,547,855
     44,960  Capital One Financial Corporation ...................    3,575,219
     55,950  Citigroup, Inc. .....................................    2,546,844
     44,251  Jefferson-Pilot Corporation .........................    2,264,324
     12,381  Markel Corporation (a) ..............................    4,091,920
     53,099  Wachovia Corporation ................................    2,526,981
                                                                   ------------
                                                                     25,597,281
                                                                   ------------
             HEALTHCARE -- 14.6%
     66,350  AMERIGROUP Corporation (a) ..........................    1,268,612
     47,631  Amgen, Inc. (a) .....................................    3,794,762
     47,866  Eli Lilly & Company .................................    2,561,788
     61,687  Johnson & Johnson ...................................    3,903,553
     33,059  Medtronic, Inc. .....................................    1,772,624
     66,859  Pfizer, Inc. ........................................    1,669,469
     45,073  WellPoint, Inc. (a) .................................    3,417,435
     36,730  Zimmer Holdings, Inc. (a) ...........................    2,530,330
                                                                   ------------
                                                                     20,918,573
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 97.1% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 7.2%
     51,000  Danaher Corporation ................................. $  2,745,330
     75,155  General Electric Company ............................    2,530,469
     34,044  United Parcel Service, Inc. - Class B ...............    2,353,462
     52,588  United Technologies Corporation .....................    2,726,162
                                                                   ------------
                                                                     10,355,423
                                                                   ------------
             INFORMATION TECHNOLOGY -- 10.3%
    103,007  Check Point Software Technologies Limited (a) .......    2,505,130
    130,169  Cisco Systems, Inc. (a) .............................    2,333,930
     94,562  Dell, Inc. (a) ......................................    3,234,020
     30,578  International Business Machines Corporation .........    2,452,967
    163,649  Microsoft Corporation ...............................    4,210,689
                                                                   ------------
                                                                     14,736,736
                                                                   ------------
             MATERIALS -- 8.2%
     44,550  Cameco Corporation ..................................    2,383,425
     55,090  Dow Chemical Company (The) ..........................    2,295,600
     71,607  Praxair, Inc. .......................................    3,432,124
     22,210  Rio Tinto PLC - ADR .................................    3,649,103
                                                                   ------------
                                                                     11,760,252
                                                                   ------------
             TELECOMMUNICATIONS SERVICES -- 2.9%
    155,640  America Movil S.A. de C.V. - Series L - ADR .........    4,096,445
                                                                   ------------

             UTILITIES -- 2.7%
     45,854  Dominion Resources, Inc. ............................    3,949,864
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $115,322,171).............. $139,359,484
                                                                   ------------

================================================================================
   SHARES    MONEY MARKET FUNDS -- 3.0%                                 VALUE
--------------------------------------------------------------------------------
  4,281,113  First American Treasury Obligation Fund - Class Y
               (Cost $4,281,113).................................. $  4,281,113
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $119,603,284)................................. $143,640,597
                                                                   ------------

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)......     (123,417)
                                                                   ------------

             NET ASSETS -- 100.0%................................. $143,517,180
                                                                   ------------

(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income
securities   purchased  are  amortized  using  the  interest  method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. There were no differences between the book basis and tax basis of distributions for the periods ended September 30, 2005 and March 31, 2005.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2005:
--------------------------------------------------------------------------------
Cost of portfolio investments ...................................  $119,603,284
                                                                   ============

Gross unrealized appreciation ...................................  $ 30,194,258
Gross unrealized depreciation ...................................    (6,156,945)
                                                                   ------------
Net unrealized appreciation .....................................  $ 24,037,313
Undistributed ordinary income ...................................        18,583
Capital loss carryforwards ......................................    (5,929,399)
Other gains .....................................................     6,626,088
Other temporary differences .....................................        (8,912)
                                                                   ------------
Accumulated earnings ............................................  $ 24,743,673
                                                                   ============
--------------------------------------------------------------------------------
As of March 31, 2005, the Fund had the following capital loss carryforwards for federal income tax purposes:

                -----------------------------------------------
                         Amount            Expires March 31,
                -----------------------------------------------
                      $ 3,819,451               2011
                        2,109,948               2012
                      -----------
                      $ 5,929,399
                      ===========
                -----------------------------------------------

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2. INVESTMENT  TRANSACTIONS
During the six months ended September 30, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $23,617,077 and $24,133,613, respectively.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Fund (the CCO) is an employee of the Adviser. The Fund pays the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4.  CONTINGENCIES  AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-800-281-3217. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

---------------------------------------------------------------------------------------
                                  Beginning            Ending
                                Account Value       Account Value       Expenses Paid
                                April 1, 2005     September 30, 2005    During Period*
---------------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00            $1,036.20            $5.00
---------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00            $1,020.16            $4.96
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

================================================================================
THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President
Laura E. Amory, Chief Compliance Officer

================================================================================
   --------------------------------------------------------------------------




                                      THE
          [GRAPHIC OMITTED] FLIPPIN, BRUCE & PORTER
                                     FUNDS



                            ========================

                                 FBP VALUE FUND
                               FBP BALANCED FUND





                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2005
                                  (UNAUDITED)




                                 NO-LOAD FUNDS








   --------------------------------------------------------------------------
================================================================================

LETTER TO SHAREHOLDERS                                          NOVEMBER 7, 2005
================================================================================
We are pleased to report on the progress of your fund and its investments for the semi-annual period ending September 30, 2005.

The economy performed surprisingly well in the third quarter despite the headwinds of high energy prices and rising interest rates. GDP growth in the quarter was 3.8% on an annualized rate and was little affected by the short-term shocks of two major hurricanes in the Gulf States region. Economic activity is expected to remain sound in the fourth quarter. S&P 500 operating earnings have kept pace with the continued economic growth and current expectations are for increases in the 10% range for the year.

Investors' focus seems to be shifting from 2005 to 2006, and next year's picture is unclear. Some forecasters are suggesting a continuation of good economic growth, arguing that the economy will grow despite higher energy costs. Rising employment, increasing corporate spending and a resilient consumer all reinforce this view. Adherents to this view argue that, though rising, interest rates remain low by historical standards and that capital available to corporations is abundant. On the other hand, many including our firm expect a modest slowdown in GDP growth next year. High energy prices, rising interest rates and moderation of home price appreciation may slow consumer spending and will certainly alter spending habits. Continued employment growth coupled with government and private spending towards the rebuilding in the Gulf States will, however, buffer the negative effects to the overall economy.

The FBP Value Fund and FBP Balanced Fund gained 4.04% and 2.90%, respectively, since March 31, 2005, when we last reported to you. This compares to increases of 5.02% and 2.45% for the S&P 500 and Lehman Government Credit Index. Highlights for the Funds were good stock selection, especially in the Energy, Consumer Discretionary and Technology sectors. Marathon Oil provided strong returns as refining margins expanded greatly over this period. Agilent Technologies and Hewlett-Packard each benefited from ongoing restructuring efforts. On a relative basis, the equity portion of each fund lagged the performance of the S&P because under-weights in the Energy and Utilities sectors detracted from returns. These two sectors have generated higher returns than the other sectors in 2005. As energy prices moved to new highs over the past year, several individual energy stock holdings reached our target prices and we reduced the Funds' energy holdings. We believe valuations on energy stocks are stretched and will correct as the price of crude oil settles back from recent highs.

Not only has market leadership been concentrated in mainly two sectors, but small and medium-cap stocks have been performing much better than large-cap stocks. The largest 25 companies in the S&P 500 normally have a P/E multiple slightly higher than the average in the market. During the technology bubble of the late nineties, the relative P/E rose to an all-time high. Since then, the relative multiple has declined to lows not seen since 1985. The chart below illustrates this shift. We believe these performance trends create opportunities for investors. The Funds' currently owns 14 of these 25 largest companies, representing more than 40% of the equity portfolio positions.

                                [GRAPHIC OMITTED]


                  Relative P/E of the Largest 25 S&P Companies


                          Jan-85            1.041331231
                          Jan-86            0.988649868
                          Jan-87            1.022016865
                          Jan-88            1.154994598
                          Jan-89            1.075612661
                          Jan-90            1.158123663
                          Jan-91            1.029199588
                          Jan-92            0.942736103
                          Jan-93            0.998996763
                          Jan-94            1.007392395     Average = 1.05
                          Jan-95            1.064528681
                          Jan-96            1.012548896
                          Jan-97            1.086996280
                          Jan-98            1.091705958
                          Jan-99            1.225529046
                          Jan-00            1.216440469
                          Jan-01            1.057096972
                          Jan-02            0.990810267
                          Jan-03            1.018430709
                          Jan-04            0.957680978
                          Jan-05            0.927473337

Relative to the S&P calculated based on FYI EPS and based on current S&P 500 constituents.

             Source: FactSet and Smith Barney U.S. Equity Strategy


Looking forward, we are optimistic about the potential for absolute and relative performance from the Funds. The Federal Reserve has been raising interest rates since the summer of 2004. This headwind for stocks has held down the price/earnings multiple for the Funds' portfolio, currently at 14 times. Stocks though have the potential to perform much better as P/E multiples often expand once the Fed stops increasing rates. We remain committed to building a portfolio of undervalued and under-appreciated companies for the Funds that offer good long-term appreciation potential.

The bond portfolio of the Balanced Fund has been structured defensively in anticipation of rising interest rates, and thus falling bond prices. During the quarter ending September 30, rates rose approximately 40 basis points (0.4%) across the yield curve and have continued to rise into November. The Balanced Fund has therefore benefited from its short maturity structure. Now with higher yields available, we anticipate reinvesting the proceeds from issues that mature in the coming months in slightly longer term issues, thus gradually lengthening the portfolio.

Please visit our website at www.fbpinc.com for information on the adviser, its philosophy, investment process, staff and the Funds. We thank you for your continued confidence and investment in the Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                                [GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX       FBP VALUE FUND           CONSUMER PRICE INDEX
 ---------------------------   ----------------------     ----------------------

    DATE        BALANCE         DATE        BALANCE          DATE        BALANCE
    ----        -------         ----        -------          ----        -------
  09/30/95    $  10,000       09/30/95    $  10,000        09/30/95    $  10,000
  12/31/95       10,602       12/31/95       10,324        12/31/95       10,050
  03/31/96       11,171       03/31/96       10,913        03/31/96       10,131
  06/30/96       11,672       06/30/96       11,409        06/30/96       10,243
  09/30/96       12,033       09/30/96       11,684        09/30/96       10,288
  12/31/96       13,036       12/31/96       12,674        12/31/96       10,372
  03/31/97       13,386       03/31/97       12,839        03/31/97       10,445
  06/30/97       15,723       06/30/97       14,628        06/30/97       10,464
  09/30/97       16,900       09/30/97       16,013        09/30/97       10,510
  12/31/97       17,386       12/31/97       15,896        12/31/97       10,575
  03/31/98       19,811       03/31/98       17,834        03/31/98       10,588
  06/30/98       20,465       06/30/98       17,771        06/30/98       10,647
  09/30/98       18,429       09/30/98       15,042        09/30/98       10,692
  12/31/98       22,354       12/31/98       18,744        12/31/98       10,738
  03/31/99       23,468       03/31/99       19,214        03/31/99       10,763
  06/30/99       25,122       06/30/99       21,802        06/30/99       10,861
  09/30/99       23,554       09/30/99       18,932        09/30/99       10,920
  12/31/99       27,058       12/31/99       19,442        12/31/99       11,005
  03/31/00       27,679       03/31/00       18,176        03/31/00       11,110
  06/30/00       26,943       06/30/00       17,523        06/30/00       11,221
  09/30/00       26,682       09/30/00       18,225        09/30/00       11,306
  12/31/00       24,594       12/31/00       19,070        12/31/00       11,391
  03/31/01       21,679       03/31/01       19,480        03/31/01       11,503
  06/30/01       22,947       06/30/01       20,925        06/30/01       11,627
  09/30/01       19,579       09/30/01       18,389        09/30/01       11,614
  12/31/01       21,671       12/31/01       21,240        12/31/01       11,607
  03/31/02       21,731       03/31/02       21,269        03/31/02       11,634
  06/30/02       18,820       06/30/02       18,560        06/30/02       11,764
  09/30/02       15,568       09/30/02       15,433        09/30/02       11,823
  12/31/02       16,882       12/31/02       16,630        12/31/02       11,862
  03/31/03       16,350       03/31/03       15,609        03/31/03       11,979
  06/30/03       18,867       06/30/03       18,698        06/30/03       12,006
  09/30/03       19,366       09/30/03       19,552        09/30/03       12,078
  12/31/03       21,724       12/31/03       21,938        12/31/03       12,072
  03/31/04       22,092       03/31/04       22,884        03/31/04       12,183
  06/30/04       22,472       06/30/04       23,153        06/30/04       12,373
  09/30/04       22,053       09/30/04       22,314        09/30/04       12,399
  12/31/04       24,088       12/31/04       24,309        12/31/04       12,497
  03/31/05       23,571       03/31/05       23,947        03/31/05       12,648
  06/30/05       23,894       06/30/05       24,504        06/30/05       12,820
  09/30/05       24,755       09/30/05       24,915        09/30/05       12,952

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(CONTINUED) (UNAUDITED)
================================================================================


                                FBP BALANCED FUND


  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                                [GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX       FBP BALANCED FUND        CONSUMER PRICE INDEX
----------------------------    ----------------------      --------------------

    DATE        BALANCE         DATE        BALANCE          DATE        BALANCE
    ----        -------         ----        -------          ----        -------
  09/30/95    $  10,000       09/30/95    $  10,000        09/30/95    $  10,000
  12/31/95       10,602       12/31/95       10,310        12/31/95       10,050
  03/31/96       11,171       03/31/96       10,719        03/31/96       10,131
  06/30/96       11,672       06/30/96       11,083        06/30/96       10,243
  09/30/96       12,033       09/30/96       11,272        09/30/96       10,288
  12/31/96       13,036       12/31/96       12,018        12/31/96       10,372
  03/31/97       13,386       03/31/97       12,128        03/31/97       10,445
  06/30/97       15,723       06/30/97       13,511        06/30/97       10,464
  09/30/97       16,900       09/30/97       14,541        09/30/97       10,510
  12/31/97       17,386       12/31/97       14,497        12/31/97       10,575
  03/31/98       19,811       03/31/98       15,793        03/31/98       10,588
  06/30/98       20,465       06/30/98       15,935        06/30/98       10,647
  09/30/98       18,429       09/30/98       14,336        09/30/98       10,692
  12/31/98       22,354       12/31/98       16,692        12/31/98       10,738
  03/31/99       23,468       03/31/99       17,172        03/31/99       10,763
  06/30/99       25,122       06/30/99       18,680        06/30/99       10,861
  09/30/99       23,554       09/30/99       16,973        09/30/99       10,920
  12/31/99       27,058       12/31/99       17,578        12/31/99       11,005
  03/31/00       27,679       03/31/00       16,850        03/31/00       11,110
  06/30/00       26,943       06/30/00       16,333        06/30/00       11,221
  09/30/00       26,682       09/30/00       16,992        09/30/00       11,306
  12/31/00       24,594       12/31/00       17,763        12/31/00       11,391
  03/31/01       21,679       03/31/01       18,087        03/31/01       11,503
  06/30/01       22,947       06/30/01       18,998        06/30/01       11,627
  09/30/01       19,579       09/30/01       17,687        09/30/01       11,614
  12/31/01       21,671       12/31/01       19,526        12/31/01       11,607
  03/31/02       21,731       03/31/02       19,484        03/31/02       11,634
  06/30/02       18,820       06/30/02       17,787        06/30/02       11,764
  09/30/02       15,568       09/30/02       15,870        09/30/02       11,823
  12/31/02       16,882       12/31/02       16,846        12/31/02       11,862
  03/31/03       16,350       03/31/03       16,335        03/31/03       11,979
  06/30/03       18,867       06/30/03       18,685        06/30/03       12,006
  09/30/03       19,366       09/30/03       19,310        09/30/03       12,078
  12/31/03       21,724       12/31/03       21,043        12/31/03       12,072
  03/31/04       22,092       03/31/04       21,757        03/31/04       12,183
  06/30/04       22,472       06/30/04       21,890        06/30/04       12,373
  09/30/04       22,053       09/30/04       21,338        09/30/04       12,399
  12/31/04       24,088       12/31/04       22,735        12/31/04       12,497
  03/31/05       23,571       03/31/05       22,454        03/31/05       12,648
  06/30/05       23,894       06/30/05       22,835        06/30/05       12,820
  09/30/05       24,755       09/30/05       23,104        09/30/05       12,952

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS (a)
                     (FOR PERIODS ENDED SEPTEMBER 30, 2005)

                                1 YEAR        5 YEARS         10 YEARS
FBP Value Fund                  11.66%         6.45%            9.56%
FBP Balanced Fund                8.27%         6.34%            8.73%
Standard & Poor's 500 Index     12.25%        -1.49%            9.49%
Consumer Price Index             4.46%         2.76%            2.62%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

GENERAL INFORMATION                            ASSET ALLOCATION
------------------------------------------     ---------------------------------
Net Asset Value Per Share      $   26.61
Total Net Assets (Millions)    $    57.2
Current Expense Ratio              1.00%
Portfolio Turnover                   11%              [GRAPHIC OMITTED]
Fund Inception Date              7/30/93          Cash Equivalents    0.7%
                                                  Stocks             99.3%
                         FBP VALUE S&P 500
STOCK CHARACTERISTICS       FUND    INDEX
------------------------------------------
Number of Stocks              44     500
Weighted Avg Market
  Capitalization (Billions) 92.4    89.6
Price-to-Earnings Ratio
  (IBES 1Yr. Forecast EPS)  13.4    15.0
Price-to-Book Value          2.1     2.8



INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
================================================================================

                               [GRAPHIC OMITTED]


                                                  (% OF PORTFOLIO)

                                          FBP Value Fund      S&P 500 Index
                                       ------------------    ---------------
Consumer Discretionary                         6.4%               10.7%
Consumer Staples                               6.7%                9.7%
Energy                                         2.6%               10.2%
Financials                                    31.6%               20.1%
Health Care                                   21.9%               13.3%
Industrials                                    9.6%               11.1%
Information Technology                        16.7%               15.3%
Materials                                      2.1%                2.9%
Telecommunication Services                     2.5%                3.1%
Utilities                                      0.0%                3.6%




     TEN LARGEST HOLDINGS                         % OF NET ASSETS
     --------------------                         ---------------
     Hewlett-Packard Company                            4.2%
     St. Paul Travelers Companies, Inc.                 4.2%
     Bank of America Corporation                        4.2%
     Citigroup, Inc.                                    4.1%
     International Business Machines Corporation        3.9%
     American International Group, Inc.                 3.9%
     JPMorgan Chase & Company                           3.8%
     Wachovia Corporation                               3.6%
     HCA, Inc.                                          3.4%
     WellPoint, Inc.                                    3.2%

FBP BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

GENERAL INFORMATION                            ASSET ALLOCATION
------------------------------------------     ---------------------------------
Net Asset Value Per Share      $   18.43
Total Net Assets (Millions)    $    60.4             [GRAPHIC OMITTED]
Current Expense Ratio              0.97%          Cash Equivalents    1.6%
Portfolio Turnover                   22%          Fixed Income       27.2%
Fund Inception Date               7/3/89          Stocks             71.2%



STOCK PORTFOLIO (71.2% OF FUND)
================================================================================
Number of Stocks                      44
Weighted Avg Market
  Capitalization (Billions)         92.6
Price-to-Earnings Ratio
  (IBES 1Yr. Forecast EPS)          13.3
Price-to-Book Value                  2.1

FIVE LARGEST SECTORS                               % OF NET ASSETS
--------------------                               ---------------
Financials                                              22.7%
Health Care                                             14.8%
Information Technology                                  11.4%
Industrials                                              7.7%
Consumer Staples                                         5.0%

TEN LARGEST HOLDINGS                               % OF NET ASSETS
--------------------                               ---------------
JPMorgan Chase & Company                                 3.2%
Hewlett-Packard Company                                  2.9%
Bank of America Corporation                              2.8%
St. Paul Travelers Companies, Inc.                       2.8%
Citigroup, Inc.                                          2.7%
International Business Machines Corporation              2.7%
American International Group, Inc.                       2.6%
Cendant Corporation                                      2.6%
Johnson & Johnson                                        2.4%
Wachovia Corporation                                     2.4%



FIXED-INCOME PORTFOLIO (27.2% OF FUND)
================================================================================
Number of Fixed-Income Securities                         25
Average Quality                                           AA
Average Stated Maturity                                  2.0
Average Effective Duration                               1.9

SECTOR BREAKDOWN                                   % OF NET ASSETS
----------------                                   ---------------
U.S. Treasury                                            7.0%
Government Agency                                        4.3%
Corporate                                               15.9%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 100.1%                                 VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 6.4%
      22,500  Best Buy Company, Inc. (b) ........................ $    979,425
      34,500  Dillard's, Inc. ...................................      720,360
       7,787  Federated Department Stores, Inc. .................      520,717
      32,000  General Motors Corporation ........................      979,520
       6,500  Whirlpool Corporation (b) .........................      492,505
                                                                  ------------
                                                                     3,692,527
                                                                  ------------
              CONSUMER STAPLES -- 6.7%
      19,000  Altria Group, Inc. ................................    1,400,490
      30,000  CVS Corporation ...................................      870,300
      36,000  Wal-Mart Stores, Inc. .............................    1,577,520
                                                                  ------------
                                                                     3,848,310
                                                                  ------------
              ENERGY -- 2.6%
      11,000  Marathon Oil Corporation (b) ......................      758,230
      11,000  Royal Dutch Shell PLC - ADR .......................      722,040
                                                                  ------------
                                                                     1,480,270
                                                                  ------------
              FINANCIALS -- 31.6%
      20,000  American Express Company ..........................    1,148,800
      36,000  American International Group, Inc. ................    2,230,560
      57,000  Bank of America Corporation .......................    2,399,700
      52,000  Citigroup, Inc. ...................................    2,367,040
      23,600  Fannie Mae ........................................    1,057,752
      10,000  Freddie Mac .......................................      564,600
      19,000  Jefferson-Pilot Corporation .......................      972,230
      63,400  JPMorgan Chase & Company ..........................    2,151,162
      54,000  St. Paul Travelers Companies, Inc. ................    2,422,980
      35,000  UnumProvident Corporation .........................      717,500
      43,000  Wachovia Corporation ..............................    2,046,370
                                                                  ------------
                                                                    18,078,694
                                                                  ------------
              HEALTH CARE -- 21.9%
      33,000  Bristol-Myers Squibb Company ......................      793,980
      16,000  Cardinal Health, Inc. .............................    1,015,040
       8,000  CIGNA Corporation (b) .............................      942,880
      40,000  HCA, Inc. (b) .....................................    1,916,800
      27,000  Johnson & Johnson .................................    1,708,560
      50,000  Merck & Company, Inc. .............................    1,360,500
      69,000  Pfizer, Inc. ......................................    1,722,930
      35,000  Watson Pharmaceuticals, Inc. (a) ..................    1,281,350
      24,000  WellPoint, Inc. (a) ...............................    1,819,680
                                                                  ------------
                                                                    12,561,720
                                                                  ------------
              INDUSTRIALS -- 9.6%
      86,000  Cendant Corporation ...............................    1,775,040
      10,300  FedEx Corporation .................................      897,439
      33,000  General Electric Company ..........................    1,111,110
      40,000  Tyco International Limited ........................    1,114,000
       8,000  Union Pacific Corporation .........................      573,600
                                                                  ------------
                                                                     5,471,189
                                                                  ------------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 100.1% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY -- 16.7%
      41,800  Agilent Technologies, Inc. (a) .................... $  1,368,950
      34,000  Cisco Systems, Inc. (a) ...........................      609,620
      28,500  Computer Sciences Corporation (a) .................    1,348,335
      83,000  Hewlett-Packard Company ...........................    2,423,600
      28,000  International Business Machines Corporation .......    2,246,160
      50,000  Microsoft Corporation .............................    1,286,500
      67,000  Solectron Corporation (a) .........................      261,970
                                                                  ------------
                                                                     9,545,135
                                                                  ------------
              MATERIALS -- 2.1%
      43,000  Engelhard Corporation .............................    1,200,130
                                                                  ------------

              TELECOMMUNICATIONS SERVICES -- 2.5%
      43,000  Verizon Communications, Inc. ......................    1,405,670
                                                                  ------------

              TOTAL COMMON STOCKS (Cost $41,392,854)............. $ 57,283,645
                                                                  ------------

================================================================================
   SHARES     MONEY MARKET FUNDS -- 0.7%                             VALUE
--------------------------------------------------------------------------------

     376,518  First American Treasury Obligation Fund - Class A
               (Cost $376,518) .................................. $    376,518
                                                                  ------------

              TOTAL INVESTMENTS AT VALUE -- 100.8%
                (Cost $41,769,372)............................... $ 57,660,163

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8%)....     (442,895)
                                                                  ------------

              NET ASSETS -- 100.0%............................... $ 57,217,268
                                                                  ============


(a) Non-income producing security.

(b) Security covers a call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   OPTION                                             VALUE OF      PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                    OPTIONS       RECEIVED
--------------------------------------------------------------------------------
              Best Buy Company, Inc.,
          20    01/21/2006 at $50 .................. $    3,300    $   14,061
              Cigna Corporation,
          40    10/22/2005 at $110 .................     34,400        18,507
              HCA, Inc.,
          80    11/19/2005 at $60 ..................        400        18,891
              Marathon Oil Corporation,
          50    10/22/2005 at $50 ..................    101,500        12,299
              Whirlpool Corporation,
          20    01/21/2006 at $80 ..................      6,200        15,010
                                                     ----------    ----------
                                                     $  145,800    $   78,768
                                                     ==========    ==========


See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES     COMMON STOCKS -- 71.2%                                 VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 4.3%
      15,000  Best Buy Company, Inc. (b) ........................ $    652,950
      24,500  Dillard's, Inc. ...................................      511,560
       4,672  Federated Department Stores, Inc. .................      312,417
      22,000  General Motors Corporation ........................      673,420
       6,000  Whirlpool Corporation (b) .........................      454,620
                                                                  ------------
                                                                     2,604,967
                                                                  ------------
              CONSUMER STAPLES -- 5.0%
      14,000  Altria Group, Inc. ................................    1,031,940
      27,000  CVS Corporation ...................................      783,270
      26,900  Wal-Mart Stores, Inc. .............................    1,178,758
                                                                  ------------
                                                                     2,993,968
                                                                  ------------
              ENERGY -- 1.8%
       7,700  Marathon Oil Corporation (b) ......................      530,761
       8,000  Royal Dutch Shell PLC - ADR .......................      525,120
                                                                  ------------
                                                                     1,055,881
                                                                  ------------
              FINANCIALS -- 22.7%
      18,000  American Express Company ..........................    1,033,920
      25,400  American International Group, Inc. ................    1,573,784
      40,000  Bank of America Corporation .......................    1,684,000
      36,000  Citigroup, Inc. ...................................    1,638,720
      26,800  Fannie Mae ........................................    1,201,176
       7,000  Freddie Mac .......................................      395,220
      13,000  Jefferson-Pilot Corporation .......................      665,210
      57,760  JPMorgan Chase & Company ..........................    1,959,797
      37,000  St. Paul Travelers Companies, Inc. ................    1,660,190
      24,000  Unumprovident Corporation .........................      492,000
      30,000  Wachovia Corporation ..............................    1,427,700
                                                                  ------------
                                                                    13,731,717
                                                                  ------------
              HEALTH CARE -- 14.8%
      22,000  Bristol-Myers Squibb Company ......................      529,320
      11,000  Cardinal Health, Inc. .............................      697,840
       5,000  CIGNA Corporation (b) .............................      589,300
      27,500  HCA, Inc. (b) .....................................    1,317,800
      23,000  Johnson & Johnson .................................    1,455,440
      37,000  Merck & Company, Inc. .............................    1,006,770
      48,000  Pfizer, Inc. ......................................    1,198,560
      25,000  Watson Pharmaceuticals, Inc. (a) ..................      915,250
      16,400  WellPoint, Inc. (a) ...............................    1,243,448
                                                                  ------------
                                                                     8,953,728
                                                                  ------------
              INDUSTRIALS -- 7.7%
      75,000  Cendant Corporation ...............................    1,548,000
       7,400  FedEx Corporation .................................      644,762
      26,000  General Electric Company ..........................      875,420
      39,000  Tyco International Limited ........................    1,086,150
       7,000  Union Pacific Corporation .........................      501,900
                                                                  ------------
                                                                     4,656,232
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     COMMON STOCKS -- 71.2% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY -- 11.4%
      29,000  Agilent Technologies, Inc. (a) .................... $    949,750
      23,000  Cisco Systems, Inc. (a) ...........................      412,390
      20,000  Computer Sciences Corporation (a) .................      946,200
      60,500  Hewlett-Packard Company ...........................    1,766,600
      20,000  International Business Machines Corporation .......    1,604,400
      40,800  Microsoft Corporation .............................    1,049,784
      48,000  Solectron Corporation (a) .........................      187,680
                                                                  ------------
                                                                     6,916,804
                                                                  ------------
              MATERIALS -- 1.8%
      39,000  Engelhard Company .................................    1,088,490
                                                                  ------------

              TELECOMMUNICATIONS SERVICES -- 1.7%
      31,000  Verizon Communications, Inc. ......................    1,013,390
                                                                  ------------

              TOTAL COMMON STOCKS (Cost $27,757,919) ............ $ 43,015,177
                                                                  ------------

================================================================================
 PAR VALUE    U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 11.3%        VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 7.0%
$  1,000,000  1.875%, due 01/31/2006 ............................ $    993,828
   1,000,000  2.25%, due 04/30/2006 .............................      990,156
     500,000  4.625%, due 05/15/2006 ............................      501,738
     500,000  2.50%, due 10/31/2006 .............................      491,465
     500,000  3.50%, due 11/15/2006 .............................      496,543
     750,000  3.875%, due 07/31/2007 ............................      746,016
                                                                  ------------
                                                                     4,219,746
                                                                  ------------
              FEDERAL HOME LOAN BANK -- 2.3%
     425,000  1.65%, due 12/30/2005 .............................      422,623
     500,000  4.28%, due 07/14/2008 .............................      495,132
     500,000  4.035%, due 03/09/2009 ............................      492,782
                                                                  ------------
                                                                     1,410,537
                                                                  ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
     500,000  2.50%, due 04/19/2007 .............................      486,024
                                                                  ------------

              STUDENT LOAN MARKETING CORPORATION -- 1.2%
     750,000  3.625%, due 03/17/2008 ............................      733,094
                                                                  ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $6,909,973) ................................. $  6,849,401
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 15.9%                               VALUE
--------------------------------------------------------------------------------
              FINANCIALS -- 8.0%
              Bankers Trust New York Corporation,
$    750,000    7.375%, due 05/01/2008 .......................... $    797,199
              Caterpillar Financial Services Corporation,
     750,000    2.59%, due 07/15/2006 ...........................      739,376
              Credit Suisse First Boston USA, Inc.,
     750,000    4.70%, due 06/01/2009 ...........................      748,798
              John Deere Capital Corporation,
     500,000    3.375%, due 10/01/2007 ..........................      488,481
              Merrill Lynch & Company, Inc.,
     500,000    3.00%, due 04/30/2007 ...........................      490,646
              Northern Trust Company,
   1,000,000    7.10%, due 08/01/2009 ...........................    1,080,443
              Textron Financial Corporation,
     500,000    2.75%, due 06/01/2006 ...........................      495,025
                                                                  ------------
                                                                     4,839,968
                                                                  ------------
              HEALTH CARE -- 0.8%
              UnitedHealth Group, Inc.,
     500,000    3.30%, due 01/30/2008 ...........................      485,903
                                                                  ------------

              INDUSTRIALS -- 4.7%
              Donnelley (R.R.) & Sons Company,
     750,000    3.75%, due 04/01/2009 ...........................      718,932
              Raychem Corporation,
   1,000,000    7.20%, due 10/15/2008 ...........................    1,063,779
              Ryder System, Inc.,
     560,000    6.60%, due 11/15/2005 ...........................      560,864
              Stanley Works,
     500,000    3.50%, due 11/01/2007 ...........................      488,769
                                                                  ------------
                                                                     2,832,344
                                                                  ------------
              UTILITIES -- 2.4%
              Dominion Resources, Inc.,
     750,000    4.125%, due 02/15/2008 ..........................      739,626
              Public Service Electric & Gas Company,
     750,000    4.00%, due 11/01/2008 ...........................      735,143
                                                                  ------------
                                                                     1,474,769
                                                                  ------------

              TOTAL CORPORATE BONDS (Cost $9,484,935)............ $  9,632,984
                                                                  ------------

================================================================================
  PAR VALUE   SHORT-TERM CORPORATE NOTES -- 0.3%                     VALUE
--------------------------------------------------------------------------------
$    159,865  U.S. Bank N.A. Demand Note (Cost $159,865) ........ $    159,865
                                                                  ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     MONEY MARKET FUNDS -- 1.2%                             VALUE
--------------------------------------------------------------------------------
     701,627  First American Treasury Obligation Fund - Class A
                (Cost $701,627) ................................. $    701,627
                                                                  ------------

              TOTAL INVESTMENTS AT VALUE--99.9%
                (Cost $45,014,319) .............................. $ 60,359,054

              OTHER ASSETS IN EXCESS OF LIABILITES -- 0.1%              79,327
                                                                  ------------

              NET ASSETS -- 100.0% .............................. $ 60,438,381
                                                                  ============

(a) Non-income producing security.

(b) Security covers a call option.

ADR  - American Depositary Receipt

See accompanying notes to financial statements.


FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   OPTION                                             VALUE OF      PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                    OPTIONS       RECEIVED
--------------------------------------------------------------------------------
              Best Buy Company, Inc.,
          20    01/21/2006 at $50 .................. $    3,300    $   14,061
              Cigna Corporation,
          25    10/22/2005 at $110 .................     21,500        11,545
              HCA, Inc.,
          50    11/19/2005 at $60 ..................        250        11,807
              Marathon Oil Corporation,
          37    10/22/2005 at $50 ..................     75,110         9,102
              Whirlpool Corporation,
          20    01/21/2006 at $80 ..................      6,200        15,010
                                                     ----------    ----------
                                                     $  106,360    $   61,525
                                                     ==========    ==========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005 (UNAUDITED)
=======================================================================================
                                                               FBP           FBP
                                                               VALUE       BALANCED
                                                               FUND          FUND
---------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost .................................   $41,769,372   $45,014,319
                                                            ===========   ===========
    At value (Note 1) ...................................   $57,660,163   $60,359,054
  Dividends and interest receivable .....................        62,645       262,220
  Receivable for capital shares sold ....................           998         2,704
  Other assets ..........................................         8,929         6,294
                                                            -----------   -----------
    TOTAL ASSETS ........................................    57,732,735    60,630,272
                                                            -----------   -----------

LIABILITIES
  Distributions payable .................................         7,418        26,989
  Payable for capital shares redeemed ...................       316,871        12,830
  Accrued investment advisory fees (Note 3) .............        33,579        34,606
  Accrued administration fees (Note 3) ..................         6,500         6,500
  Other accrued expenses and liabilities ................         5,299         4,606
  Covered call options, at value (Notes 1 and 4)
    (premiums received $78,768 and $61,525, respectively)       145,800       106,360
                                                            -----------   -----------
    TOTAL LIABILITIES ...................................       515,467       191,891
                                                            -----------   -----------

NET ASSETS ..............................................   $57,217,268   $60,438,381
                                                            ===========   ===========


Net assets consist of:
  Paid-in capital .......................................   $39,501,515   $43,644,562
  Undistributed net investment income ...................         2,482        41,580
  Accumulated net realized gains from
    security transactions ...............................     1,889,512     1,452,339
  Net unrealized appreciation on investments ............    15,823,759    15,299,900
                                                            -----------   -----------
Net assets ..............................................   $57,217,268   $60,438,381
                                                            ===========   ===========

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) .     2,149,891     3,278,965
                                                            ===========   ===========

Net asset value, offering price and redemption
  price per share (Note 1) ..............................   $     26.61   $     18.43
                                                            ===========   ===========

See accompanying notes to financial statements.





14

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)
=======================================================================================
                                                                 FBP           FBP
                                                                VALUE        BALANCED
                                                                 FUND          FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ..............................................   $    28,402   $   330,476
  Dividends .............................................       618,340       458,025
                                                            -----------   -----------
    TOTAL INVESTMENT INCOME .............................       646,742       788,501
                                                            -----------   -----------

EXPENSES
  Investment advisory fees (Note 3) .....................       212,236       211,446
  Administration fees (Note 3) ..........................        41,327        39,567
  Professional fees .....................................         7,331         7,921
  Postage and supplies ..................................         8,228         6,978
  Trustees' fees and expenses ...........................         6,138         6,138
  Registration fees .....................................         8,602         5,110
  Custodian fees ........................................         5,946         4,588
  Compliance service fees (Note 3) ......................         4,507         4,507
  Insurance expense .....................................         2,062         2,068
  Printing of shareholder reports .......................         4,112         1,992
  Other expenses ........................................         2,706         2,689
                                                            -----------   -----------
    TOTAL EXPENSES ......................................       303,195       293,004
                                                            -----------   -----------

NET INVESTMENT INCOME ...................................       343,547       495,497
                                                            -----------   -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Net realized gains on security transactions ...........     2,076,690     1,437,080
  Net realized gains on option contracts written ........        22,501        15,165
  Net change in unrealized appreciation/
    depreciation on investments .........................       (71,304)     (230,751)
                                                            -----------   -----------

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS ........................................     2,027,887     1,221,494
                                                            -----------   -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS .......................................   $ 2,371,434   $ 1,716,991
                                                            ===========   ===========


See accompanying notes to financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                         FBP                            FBP
                                                     VALUE FUND                    BALANCED FUND
                                          ---------------------------------------------------------------
                                             SIX MONTHS                     SIX MONTHS
                                                ENDED          YEAR            ENDED           YEAR
                                            SEPTEMBER 30,      ENDED        SEPTEMBER 30,      ENDED
                                                2005         MARCH 31,         2005           MARCH 31,
                                            (UNAUDITED)        2005         (UNAUDITED)         2005
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ................   $    343,547    $    673,346    $    495,497    $    962,877
  Net realized gains on:
    Security transactions ..............      2,076,690       1,871,004       1,437,080       2,030,319
    Option contracts written ...........         22,501          23,964          15,165          24,804
  Net change in unrealized appreciation/
    depreciation on investments ........        (71,304)        273,731        (230,751)     (1,031,466)
                                           ------------    ------------    ------------    ------------
Net increase in net assets
  from operations ......................      2,371,434       2,842,045       1,716,991       1,986,534
                                           ------------    ------------    ------------    ------------

DISTRIBUTIONS TO
SHAREHOLDERS
  From net investment income ...........       (352,687)       (663,195)       (492,223)       (977,272)
  From realized capital gains on
    security transactions ..............           --              --              --        (2,024,416)
                                           ------------    ------------    ------------    ------------
Net decrease in net assets from
  distributions to shareholders ........       (352,687)       (663,195)       (492,223)     (3,001,688)
                                           ------------    ------------    ------------    ------------

FROM CAPITAL
SHARE TRANSACTIONS
  Proceeds from shares sold ............      3,188,037      13,801,391       2,468,845       4,666,235
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ....................        335,068         622,343         437,352       2,749,642
  Payments for shares redeemed .........     (9,537,020)     (5,789,994)     (5,159,007)     (3,224,398)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions ......     (6,013,915)      8,633,740      (2,252,810)      4,191,479
                                           ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................     (3,995,168)     10,812,590      (1,028,042)      3,176,325

NET ASSETS
  Beginning of period ..................     61,212,436      50,399,846      61,466,423      58,290,098
                                           ------------    ------------    ------------    ------------
  End of period ........................   $ 57,217,268    $ 61,212,436    $ 60,438,381    $ 61,466,423
                                           ============    ============    ============    ============

UNDISTRIBUTED NET
  INVESTMENT INCOME ....................   $      2,482    $     11,622    $     41,580    $     38,306
                                           ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold .................................        121,992         557,688         134,040         257,220
  Reinvested ...........................         12,679          24,448          23,822         153,088
  Redeemed .............................       (363,544)       (230,361)       (282,120)       (175,637)
                                           ------------    ------------    ------------    ------------
  Net increase (decrease) in
    shares outstanding .................       (228,873)        351,775        (124,258)        234,671
  Shares outstanding at beginning
    of period ..........................      2,378,764       2,026,989       3,403,223       3,168,552
                                           ------------    ------------    ------------    ------------
  Shares outstanding at end of period ..      2,149,891       2,378,764       3,278,965       3,403,223
                                           ============    ============    ============    ============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                           SIX MONTHS
                                              ENDED
                                           SEPTEMBER 30,                            YEARS ENDED MARCH 31,
                                               2005      ---------------------------------------------------------------------------
                                           (UNAUDITED)        2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    25.73     $    24.86     $    17.12     $    23.59     $    21.78     $    20.82
                                            ----------     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .................         0.15           0.29           0.22           0.20           0.18           0.25
  Net realized and unrealized gains
    (losses) on investments .............         0.89           0.86           7.74          (6.47)          1.81           1.22
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         1.04           1.15           7.96          (6.27)          1.99           1.47
                                            ----------     ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ..        (0.16)         (0.28)         (0.22)         (0.20)         (0.18)         (0.25)
  Distributions from net realized gains .         --             --             --             --             --            (0.26)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (0.16)         (0.28)         (0.22)         (0.20)         (0.18)         (0.51)
                                            ----------     ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ........   $    26.61     $    25.73     $    24.86     $    17.12     $    23.59     $    21.78
                                            ==========     ==========     ==========     ==========     ==========     ==========

Total return (a) ........................         4.04%(b)       4.65%         46.60%        (26.61%)         9.19%          7.17%
                                            ==========     ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) .....   $   57,217     $   61,212     $   50,400     $   48,552     $   62,657     $   54,950
                                            ==========     ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         1.00%(c)       1.00%          1.02%          1.00%          0.97%          0.98%

Ratio of net investment income to
  average net assets ....................         1.13%(c)       1.17%          0.94%          1.06%          0.80%          1.18%

Portfolio turnover rate .................           11%(c)         15%            19%            12%            15%            26%

(a)  Total  return is  a measure of the change in value of an  investment in the Fund over the periods covered,  which  assumes  any dividends or capital gains distributions  are reinvested in shares of the Fund.  Returns do not reflect the deduction  of taxes a shareholder  would  pay on  Fund  distributions  or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.




                                                                                                                                  17





FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                           SIX MONTHS
                                              ENDED
                                           SEPTEMBER 30,                            YEARS ENDED MARCH 31,
                                               2005      ---------------------------------------------------------------------------
                                           (UNAUDITED)        2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    18.06     $    18.40     $    14.46     $    17.68     $    17.26     $    17.70
                                            ----------     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .................         0.16           0.29           0.29           0.36           0.39           0.44
  Net realized and unrealized gains
    (losses) on investments .............         0.36           0.28           4.49          (3.21)          0.92           0.81
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         0.52           0.57           4.78          (2.85)          1.31           1.25
                                            ----------     ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income ..        (0.15)         (0.30)         (0.31)         (0.37)         (0.39)         (0.44)
  Distributions from net realized gains .         --            (0.61)         (0.53)          --            (0.50)         (1.25)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (0.15)         (0.91)         (0.84)         (0.37)         (0.89)         (1.69)
                                            ----------     ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ........   $    18.43     $    18.06     $    18.40     $    14.46     $    17.68     $    17.26
                                            ==========     ==========     ==========     ==========     ==========     ==========

Total return (a) ........................         2.90%(b)       3.20%         33.19%        (16.16%)         7.73%          7.34%
                                            ==========     ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) .....   $   60,438     $   61,466     $   58,290     $   44,333     $   52,809     $   50,096
                                            ==========     ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         0.97%(c)       0.96%          0.98%          1.00%          0.98%          0.99%

Ratio of net investment income to
  average net assets ....................         1.64%(c)       1.62%          1.68%          2.31%          2.20%(d)       2.43%

Portfolio turnover rate .................           22%(c)         17%            21%            21%            20%            13%


(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

(d) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the periods ended September 30, 2005 and March 31, 2005 are as follows:
--------------------------------------------------------------------------------
                         Period      Ordinary     Long-Term           Total
                          Ended       Income     Capital Gains    Distributions
--------------------------------------------------------------------------------
FBP Value Fund ........  9/30/05   $  352,687     $       --       $  352,687
                         3/31/05   $  663,195     $       --       $  663,195
--------------------------------------------------------------------------------
FBP Balanced Fund .....  9/30/05   $  492,223     $       --       $  492,223
                         3/31/05   $  989,268     $2,012,420       $3,001,688
--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2005:

--------------------------------------------------------------------------------
                                                        FBP             FBP
                                                    VALUE FUND     BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and written options. $ 41,690,604    $ 44,896,718
                                                   ============    ============
Gross unrealized appreciation .................... $ 17,944,979    $ 16,711,968
Gross unrealized depreciation ....................   (2,121,220)     (1,355,992)
                                                   ------------    ------------
Net unrealized appreciation ...................... $ 15,823,759    $ 15,355,976
Undistributed ordinary income ....................        9,900          29,077
Undistributed long-term gains ....................    2,099,191       1,435,755
Capital loss carryforwards .......................     (209,679)           --
Other temporary differences ......................       (7,418)        (26,989)
                                                   ------------    ------------
Total distributable earnings ..................... $ 17,715,753    $ 16,793,819
                                                   ============    ============
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2005, the FBP Value Fund had a capital loss carryforward for federal income tax purposes of $209,679, which expires March 31, 2012. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

2. INVESTMENT TRANSACTIONS

During the six months ended September 30, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $3,267,849 and $5,744,873, respectively, for the FBP Value Fund and $4,829,081 and $4,978,370 respectively, for the FBP Balanced Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4. COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 2005 is as follows:

--------------------------------------------------------------------------------------------
                                                      FBP                     FBP
                                                  VALUE FUND            BALANCED FUND
                                          --------------------------------------------------
                                            OPTION        OPTION      OPTION      OPTION
                                           CONTRACTS     PREMIUMS    CONTRACTS   PREMIUMS
--------------------------------------------------------------------------------------------
Options outstanding at beginning of year..       300    $ 110,908         162    $  55,624
Options written ..........................       160       66,469         115       52,423
Options exercised ........................      (140)     (67,587)        (50)     (24,257)
Options expired ..........................       (80)     (17,212)        (50)     (10,757)
Options cancelled in a closing
  purchase transaction ...................       (30)     (13,810)        (25)     (11,508)
                                           ---------    ---------   ---------    ---------
Options outstanding at end of year .......       210    $  78,768         152    $  61,525
                                           =========    =========   =========    =========

5. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
---------------------------------------------------------------------------------------
                                   Beginning           Ending
                                 Account Value     Account Value       Expenses Paid
                                 April 1, 2005   September 30, 2005    During Period*
---------------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00          $1,040.40             $5.11
---------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00          $1,020.05             $5.06
---------------------------------------------------------------------------------------
*    Expenses  are equal to the FBP Value  Fund's  annualized  expense  ratio of  1.00%
     for the  period,  multiplied  by  the  average  account  value  over  the  period, multiplied by 183/365 (to reflect the one-half year period).

FBP BALANCED FUND
---------------------------------------------------------------------------------------
                                   Beginning           Ending
                                 Account Value     Account Value       Expenses Paid
                                 April 1, 2005   September 30, 2005    During Period*
---------------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00          $1,029.00             $4.93
---------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                $1,000.00          $1,020.21             $4.91
---------------------------------------------------------------------------------------

* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-800-327-9375. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

                      This page intentionally left blank.

================================================================================
   --------------------------------------------------------------------------


                                      THE
          [GRAPHIC OMITTED] FLIPPIN, BRUCE & PORTER
                                     FUNDS
                            =======================




            INVESTMENT ADVISER
            Flippin, Bruce & Porter, Inc.
            800 Main Street, Second Floor
            P.O. Box 6138
            Lynchburg, Virginia 24505
            TOLL-FREE 1-800-327-9375
            WWW.FBPINC.COM

            ADMINISTRATOR
            Ultimus Fund Solutions, LLC
            P.O. Box 46707
            Cincinnati, Ohio 45246-0707
            TOLL-FREE 1-866-738-1127

            CUSTODIAN
            US Bank
            425 Walnut Street
            Cincinnati, Ohio  45202

            INDEPENDENT REGISTERED
            PUBLIC ACCOUNTING FIRM
            Ernst & Young LLP
            1900 Scripps Center
            312 Walnut Street
            Cincinnati, Ohio 45202

            LEGAL COUNSEL
            Sullivan & Worcester LLP
            One Post Office Square
            Boston, Massachusetts 02109

            OFFICERS
            John T. Bruce, President
              and Portfolio Manager
            John M. Flippin, Vice President
            R. Gregory Porter, III,
              Vice President
            Teresa L. Sanderson, Chief
              Compliance Officer

            TRUSTEES
            Austin Brockenbrough, III
            John T. Bruce
            Charles M. Caravati, Jr.
            J. Finley Lee, Jr.
            Richard Mitchell
            Richard L. Morrill
            Harris V. Morrissette
            Erwin H. Will, Jr.
            Samuel B. Witt, III





   --------------------------------------------------------------------------
================================================================================

================================================================================
   --------------------------------------------------------------------------






                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND




                               SEMI-ANNUAL REPORT


                               SEPTEMBER 30, 2005
                                   (UNAUDITED)


                               Investment Advisor
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA






   --------------------------------------------------------------------------
================================================================================

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION
-------------------------------------------------------

                 [GRAPHIC OMITTED]

Common Stocks     69.0%
Fixed Income      29.4%
Cash Equivalents   1.6%



                                             % OF
TEN LARGEST EQUITY HOLDINGS                NET ASSETS
-------------------------------------------------------
PepsiCo, Inc.                                2.1%
Chevron Corporation                          2.1%
General Electric Company                     2.0%
Bank of America Corporation                  1.9%
WellPoint, Inc.                              1.7%
Microsoft Corporation                        1.7%
Noble Corporation                            1.7%
Home Depot, Inc.                             1.6%
Norfolk Southern Corporation                 1.6%
Accenture Ltd. - Class A                     1.6%





EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (69.0% OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                 The Jamestown
                                   Balanced         S&P 500
                                     Fund            Index
                                   ---------        -------
Consumer Discretionary               10.6%           10.7%
Consumer Staples                      7.1%            9.7%
Energy                               11.4%           10.2%
Financials                           12.0%           20.1%
Health Care                          16.1%           13.3%
Industrials                          15.5%           11.1%
Information Technology               20.6%           15.3%
Materials                             2.8%            2.9%
Telecommunication Services            2.3%            3.1%
Utilities                             1.6%            3.6%


FIXED-INCOME PORTFOLIO (29.4% OF PORTFOLIO)
------------------------------------------------
Average Stated Maturity (Years)         4.02
Average Duration (Years)                3.15
Average Coupon                         5.31%
Average Yield to Maturity              4.58%

SECTOR BREAKDOWN
------------------------------------------------
U.S. Treasury                          14.8%
U.S. Government Agency                 20.4%
Mortgage-Backed                        14.5%
Corporate                              47.9%
Municipal                               1.3%
Regional Authority                      1.1%

CREDIT QUALITY
------------------------------------------------
AAA                                       8%
AA                                        5%
A                                        33%
BAA                                       7%
U.S. Treasury                            14%
U.S. Government Agency                   33%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION
--------------------------

[GRAPHIC OMITTED]

Common Stocks     99.9%
Cash Equivalents   0.1%


                                             % OF
TEN LARGEST EQUITY HOLDINGS                NET ASSETS
-------------------------------------------------------
PepsiCo, Inc.                                3.1%
Chevron Corporation                          3.1%
General Electric Company                     2.8%
Bank of America Corporation                  2.7%
Microsoft Corporation                        2.5%
WellPoint, Inc.                              2.5%
Noble Corporation                            2.4%
Home Depot, Inc.                             2.3%
Norfolk Southern Corporation                 2.3%
Accenture Ltd. - Class A                     2.3%



INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                                   % OF PORTFOLIO

                                               The Jamestown
                                                  Equity      S&P 500
INDUSTRY CONCENTRATION VS. THE S&P 500 Index       Fund        Index
------------------------------------------------------------------------
Consumer Discretionary                             10.7%        10.7%
Consumer Staples                                    6.6%         9.7%
Energy                                             11.4%        10.2%
Financials                                         12.0%        20.1%
Health Care                                        16.3%        13.3%
Industrials                                        15.5%        11.1%
Information Technology                             20.7%        15.3%
Materials                                           2.8%         2.9%
Telecommunication Services                          2.4%         3.1%
Utilities                                           1.5%         3.6%
Cash Equivalents                                    0.1%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO  INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

                     CHARACTERISTICS
                    (WEIGHTED AVERAGE)
-------------------------------------------------------
Current Yield                               3.10%
Tax-Equivalent Yield                        4.77%*
Average Maturity                              4.9
Average Duration                              4.2
Average Quality                               AA+
Number of Issues                               36

* Assumes a maximum 35.0% federal tax rate.



MATURITY BREAKDOWN (% OF PORTFOLIO)
-------------------------------------------------------

[GRAPHIC OMITTED]

 0-2 Years     2-5 Years     5-10 Years     10+ Years
 ---------     ---------     ----------     ---------
    17%           44%           34%            5%



CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------

[GRAPHIC OMITTED]

AAA      61.2%
AA       38.8%


SECTOR DIVERSIFICATION (% OF PORTFOLIO)
-------------------------------------------------------

[GRAPHIC OMITTED]

Revenues                50.3%
Government Guarenteed   13.2%
Floating Rate Notes      4.8%
General Obligations     31.0%
Cash                     0.7%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION
--------------------------

[GRAPHIC OMITTED]

Common Stocks     99.1%
Cash Equivalents   0.9%



                                               % OF
TEN LARGEST HOLDINGS         COUNTRY        NET ASSETS
-------------------------------------------------------
Repsol YPF SA                 Spain            3.1%
Mitsubishi Tokyo
  Financial Group, Inc.       Japan            3.0%
GlaxoSmithKline PLC      United Kingdom        2.6%
Eni SpA                       Italy            2.4%
Sumitomo Mitsui
  Financial Group, Inc.       Japan            2.3%
Royal Dutch Shell
  PLC - Class A            Netherlands         2.2%
Novartis AG                Switzerland         1.9%
Volkswagon AG                Germany           1.8%
Nomura Holdings, Inc.         Japan            1.8%
Land Securities
  Group PLC              United Kingdom        1.7%



GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                         The Jamestown
                         International  Morgan Stanley
                          Equity Fund     EAFE Index
                          -----------     ----------
Australia                     2.0%           5.5%
France                        8.6%           9.6%
Germany                      13.2%           6.9%
Greece                        1.1%           0.6%
Italy                         4.9%           3.8%
Japan                        27.4%          23.7%
Netherlands                   9.9%           3.2%
Singapore                     1.2%           0.8%
Spain                         4.1%           4.0%
Sweden                        2.5%           2.4%
Switzerland                   6.8%           6.7%
United Kingdom               15.9%          25.2%
Other                         1.5%           7.7%
Cash Equivalents              0.9%           0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005 (UNAUDITED)

===============================================================================================================
                                                                                  JAMESTOWN        JAMESTOWN
                                                    JAMESTOWN      JAMESTOWN      TAX EXEMPT     INTERNATIONAL
                                                     BALANCED        EQUITY        VIRGINIA         EQUITY
                                                       FUND           FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost ........................   $ 54,279,653   $ 34,311,957   $ 30,363,115    $ 16,205,783
                                                   ============   ============   ============    ============
    At value (Note 1) ..........................   $ 63,470,418   $ 42,182,527   $ 31,276,103    $ 19,595,414
  Cash denominated in
    foreign currency(a) (Note 5) ...............           --             --             --                92
  Dividends and interest receivable ............        247,222         20,038        376,071          34,982
  Receivable for securities sold ...............           --             --             --           335,577
  Receivable for capital shares sold ...........            232          1,418           --                81
  Other assets .................................          5,723          9,811          6,604           3,772
                                                   ------------   ------------   ------------    ------------
    TOTAL ASSETS ...............................     63,723,595     42,213,794     31,658,778      19,969,918
                                                   ------------   ------------   ------------    ------------
LIABILITIES
  Bank overdraft ...............................           --             --             --           163,148
  Distributions payable ........................         31,238          4,105         17,902            --
  Payable for capital shares redeemed ..........         15,725         12,921         20,158            --
  Accrued investment advisory fees (Note 3) ....         34,252         22,571          9,650          13,622
  Accrued administration fees (Note 3) .........          6,800          4,900          3,800           3,300
  Other accrued expenses .......................         10,158          1,567           --            13,500
  Net unrealized depreciation on
    forward foreign currency
    exchange contracts (Note 6) ................           --             --             --               995
                                                   ------------   ------------   ------------    ------------
    TOTAL LIABILITIES ..........................         98,173         46,064         51,510         194,565
                                                   ------------   ------------   ------------    ------------

NET ASSETS .....................................   $ 63,625,422   $ 42,167,730   $ 31,607,268    $ 19,775,353
                                                   ============   ============   ============    ============


Net assets consist of:
  Paid-in capital ..............................   $ 52,392,652   $ 32,364,748   $ 30,690,443    $ 33,120,000
  Undistributed (overdistributed) net
    investment income ..........................     ( 77,774 )          2,946         10,781         170,829
  Accumulated net realized gains (losses)
    from security transactions .................      2,119,779      1,929,466         (6,944)    (16,904,704)
  Net unrealized appreciation
    on investments .............................      9,190,765      7,870,570        912,988       3,389,631
  Net unrealized depreciation on translation of
    assets and liabilities in foreign currencies           --             --             --              (403)
                                                   ------------   ------------   ------------    ------------
Net assets .....................................   $ 63,625,422   $ 42,167,730   $ 31,607,268    $ 19,775,353
                                                   ============   ============   ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value) ...............................      4,116,541      2,254,308      3,095,896       1,777,668
                                                   ============   ============   ============    ============

Net asset value, offering price and redemption
  price per share(b) ...........................   $      15.46   $      18.71   $      10.21    $      11.12
                                                   ============   ============   ============    ============

(a)  For Jamestown  International  Equity Fund, the cost of cash  denominated in foreign  currency is $92.

(b)  For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.




6

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)
===============================================================================================================
                                                                                  JAMESTOWN        JAMESTOWN
                                                    JAMESTOWN      JAMESTOWN      TAX EXEMPT     INTERNATIONAL
                                                     BALANCED        EQUITY        VIRGINIA         EQUITY
                                                       FUND           FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ....................................   $    268,446   $    248,452   $      5,616    $    374,465
  Foreign withholding taxes on dividends .......           --             --             --           (50,905)
  Interest .....................................        586,443         27,009        648,481           2,004
                                                   ------------   ------------   ------------    ------------
    TOTAL INVESTMENT INCOME ....................        854,889        275,461        654,097         325,564
                                                   ------------   ------------   ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) ............        206,505        137,194         62,955          98,065
  Administration fees (Note 3) .................         41,198         29,567         22,880          19,649
  Custodian fees ...............................          4,782          4,350          2,460          18,116
  Professional fees ............................          8,421          7,009          6,153           7,921
  Trustees' fees and expenses ..................          6,137          6,137          6,137           6,137
  Pricing costs ................................          4,640            838          2,723          16,399
  Postage and supplies .........................          4,299          4,465          2,801           3,173
  Registration fees ............................          3,333          3,622            779           2,939
  Compliance consulting fees (Note 3) ..........          3,577          2,497          1,777           1,177
  Printing of shareholder reports ..............          1,874          2,674          1,091           1,360
  Insurance expense ............................          2,088          1,523          1,189             841
  Other expenses ...............................          6,009          4,628          2,373           2,170
                                                   ------------   ------------   ------------    ------------
    TOTAL EXPENSES .............................        292,863        204,504        113,318         177,947
  Fees waived by the Adviser (Note 3) ..........           --             --           (4,721)        (36,734)
  Expenses reimbursed through a directed
    brokerage arrangement (Note 4) .............        (12,000)       (12,000)          --              --
                                                   ------------   ------------   ------------    ------------
  NET EXPENSES .................................        280,863        192,504        108,597         141,213
                                                   ------------   ------------   ------------    ------------

NET INVESTMENT INCOME ..........................        574,026         82,957        545,500         184,351
                                                   ------------   ------------   ------------    ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON  INVESTMENTS
  AND FOREIGN  CURRENCIES (NOTE 5)

Net realized gains (losses) from:
  Security transactions ........................      2,251,040      1,996,926         25,699         409,978
  Foreign currency transactions ................           --             --             --              (561)
Net change in unrealized appreciation/
  depreciation on:
  Investments ..................................          2,444        345,928        (71,279)        881,376
  Foreign currency translation .................           --             --             --              (388)
                                                   ------------   ------------   ------------    ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES .......................      2,253,484      2,342,854        (45,580)      1,290,405
                                                   ------------   ------------   ------------    ------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..............................   $  2,827,510   $  2,425,811   $    499,920    $  1,474,756
                                                   ============   ============   ============    ============


See accompanying notes to financial statements.

                                                                                                              7

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                            JAMESTOWN                      JAMESTOWN
                                                          BALANCED FUND                   EQUITY FUND
                                                  -------------------------------------------------------------
                                                    SIX MONTHS                    SIX MONTHS
                                                       ENDED           YEAR          ENDED          YEAR
                                                     SEPT. 30,        ENDED        SEPT. 30,        ENDED
                                                        2005         MARCH 31,       2005          MARCH 31,
                                                    (UNAUDITED)        2005       (UNAUDITED)        2005
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ........................   $    574,026   $  1,171,891   $     82,957    $    291,596
  Net realized gains on
    security transactions ......................      2,251,040      2,503,054      1,996,926       2,936,243
  Net change in unrealized appreciation/
    depreciation on investments ................          2,444     (1,945,549)       345,928      (1,239,526)
                                                   ------------   ------------   ------------    ------------
Net increase in net assets
  from operations ..............................      2,827,510      1,729,396      2,425,811       1,988,313
                                                   ------------   ------------   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................       (577,984)    (1,211,016)       (80,461)       (291,146)
  From net realized gains from
    security transactions ......................           --       (2,479,946)          --        (2,982,053)
                                                   ------------   ------------   ------------    ------------
Net decrease in net assets from
  distributions to shareholders ................       (577,984)    (3,690,962)       (80,461)     (3,273,199)
                                                   ------------   ------------   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................      1,575,278      2,063,209        390,989       2,989,063
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ...........        525,617      3,472,724         70,857       3,081,869
  Payments for shares redeemed .................     (2,959,691)    (5,177,280)    (2,892,270)    (12,719,998)
                                                   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ...................       (858,796)       358,653     (2,430,424)     (6,649,066)
                                                   ------------   ------------   ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ................................      1,390,730     (1,602,913)       (85,074)     (7,933,952)

NET ASSETS
  Beginning of period ..........................     62,234,692     63,837,605     42,252,804      50,186,756
                                                   ------------   ------------   ------------    ------------
  End of period ................................   $ 63,625,422   $ 62,234,692   $ 42,167,730    $ 42,252,804
                                                   ============   ============   ============    ============

UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME ........................   $    (77,774)  $    (73,816)  $      2,946    $        450
                                                   ============   ============   ============    ============

CAPITAL SHARE ACTIVITY
  Sold .........................................        105,542        134,979         22,314         162,067
  Reinvested ...................................         34,449        230,750          3,898         173,805
  Redeemed .....................................       (193,437)      (340,541)      (160,463)       (692,771)
                                                   ------------   ------------   ------------    ------------
  Net increase (decrease) in shares outstanding         (53,446)        25,188       (134,251)       (356,899)
  Shares outstanding, beginning of period ......      4,169,987      4,144,799      2,388,559       2,745,458
                                                   ------------   ------------   ------------    ------------
  Shares outstanding, end of period ............      4,116,541      4,169,987      2,254,308       2,388,559
                                                   ============   ============   ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================================================
                                                                 JAMESTOWN TAX EXEMPT              JAMESTOWN
                                                                    VIRGINIA FUND          INTERNATIONAL EQUITY FUND
                                                          -----------------------------------------------------------------
                                                            SIX MONTHS                    SIX MONTHS
                                                               ENDED           YEAR          ENDED          YEAR
                                                             SEPT. 30,        ENDED        SEPT. 30,        ENDED
                                                                2005         MARCH 31,       2005          MARCH 31,
                                                            (UNAUDITED)        2005       (UNAUDITED)        2005
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .................................   $    545,500    $  1,154,607    $    184,351    $    155,094
  Net realized gains (losses) from:
    Security transactions ...............................         25,699          31,027         409,978       2,520,865
    Foreign currency transactions .......................           --              --              (561)         (9,732)
  Net change in unrealized appreciation/ depreciation on:
    Investments .........................................        (71,279)     (1,106,925)        881,376        (782,364)
    Foreign currency translation ........................           --              --              (388)         (1,411)
                                                            ------------    ------------    ------------    ------------
Net increase in net assets
  from operations .......................................        499,920          78,709       1,474,756       1,882,452
                                                            ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ............................       (543,607)     (1,141,162)        (19,168)       (157,727)
  From net realized gains from foreign
    currency transactions ...............................           --              --              --              --
                                                            ------------    ------------    ------------    ------------
Net decrease in net assets from distributions
  to shareholders .......................................       (543,607)     (1,141,162)        (19,168)       (157,727)
                                                            ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .............................        879,565       3,119,028          76,964       1,122,011
  Net asset value of shares issued in reinvestment
    of distributions to shareholders ....................        433,023         866,777          18,865         152,797
  Payments for shares redeemed ..........................     (1,221,086)     (4,966,001)     (2,041,849)     (3,892,103)
                                                            ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ............................         91,502        (980,196)     (1,946,020)     (2,617,295)
                                                            ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................................         47,815      (2,042,649)       (490,432)       (892,570)

NET ASSETS
  Beginning of period ...................................     31,559,453      33,602,102      20,265,785      21,158,355
                                                            ------------    ------------    ------------    ------------
  End of period .........................................   $ 31,607,268    $ 31,559,453    $ 19,775,353    $ 20,265,785
                                                            ============    ============    ============    ============

UNDISTRIBUTED NET
  INVESTMENT INCOME .....................................   $     10,781    $      8,888    $    170,829    $      6,207
                                                            ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ..................................................         85,780         301,917           7,429         111,780
  Reinvested ............................................         42,095          83,713           1,887          14,839
  Redeemed ..............................................       (118,623)       (479,453)       (194,433)       (410,618)
                                                            ------------    ------------    ------------    ------------
  Net increase (decrease) in shares outstanding .........          9,252         (93,823)       (185,117)       (283,999)
  Shares outstanding, beginning of year .................      3,086,644       3,180,467       1,962,785       2,246,784
                                                            ------------    ------------    ------------    ------------
  Shares outstanding, end of year .......................      3,095,896       3,086,644       1,777,668       1,962,785
                                                            ============    ============    ============    ============

See accompanying notes to financial statements.

                                                                                                                        9

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                             SIX MONTHS
                                                ENDED
                                              SEPT. 30,                               YEARS ENDED MARCH 31,
                                                2005       -------------------------------------------------------------------------
                                             (UNAUDITED)         2005         2004           2003          2002(a)         2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....  $     14.92     $     15.40  $     13.76    $     15.66    $     16.78    $     19.83
                                             -----------     -----------  -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income ...................         0.15            0.29         0.27           0.31           0.32           0.35
  Net realized and unrealized gains
   (losses) on investments ................         0.53            0.14         2.48          (1.88)         (0.86)         (2.82)
                                             -----------     -----------  -----------    -----------    -----------    -----------
Total from investment operations ..........         0.68            0.43         2.75          (1.57)         (0.54)         (2.47)
                                             -----------     -----------  -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ....        (0.14)          (0.30)       (0.29)         (0.33)         (0.35)         (0.35)
  Distributions from net realized gains ...         --             (0.61)       (0.82)          --            (0.23)         (0.23)
                                             -----------     -----------  -----------    -----------    -----------    -----------
Total distributions .......................        (0.14)          (0.91)       (1.11)         (0.33)         (0.58)         (0.58)
                                             -----------     -----------  -----------    -----------    -----------    -----------

Net asset value at end of period ..........  $     15.46     $     14.92  $     15.40    $     13.76    $     15.66    $     16.78
                                             ===========     ===========  ===========    ===========    ===========    ===========

Total return (b) ..........................         4.57%(c)        2.83%       20.29%        (10.06%)        (3.22%)       (12.65%)
                                             ===========     ===========  ===========    ===========    ===========    ===========

Net assets at end of period (000's) .......  $    63,625     $    62,235  $    63,838    $    65,339    $    96,824    $   109,333
                                             ===========     ===========  ===========    ===========    ===========    ===========

Ratio of gross expenses to
  average net assets ......................         0.92%(d)        0.92%        0.91%          0.90%          0.86%          0.87%

Ratio of net expenses to
  average net assets(e) ...................         0.88%(d)        0.88%        0.88%          0.87%          0.83%          0.85%

Ratio of net investment income to
  average net assets ......................         1.81%(d)        1.87%        1.77%          2.12%          1.97%          1.84%

Portfolio turnover rate ...................           55%(d)          29%          36%            38%            62%            64%

(a)  As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting  Guide  for  Investment
     Companies and  began amortizing  premiums  on debt securities  and  began recording paydown gains and losses as adjustments  to interest income. Had the Fund not adopted these new provisions, the net investment income  per share would have been  $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods  prior to
     April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the  period  covered,  which  assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of  taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Annualized.

(e) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.



10

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================
                                             SIX MONTHS
                                                ENDED
                                              SEPT. 30,                               YEARS ENDED MARCH 31,
                                                2005       -------------------------------------------------------------------------
                                             (UNAUDITED)         2005         2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period ....  $     17.69     $     18.28  $     14.47    $     18.40    $     19.94    $     26.02
                                             -----------     -----------  -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income ...................         0.04            0.12         0.05           0.04           0.06           --
  Net realized and unrealized gains
    (losses) on investments ...............         1.02            0.65         4.30          (3.93)         (1.54)         (5.51)
                                             -----------     -----------  -----------    -----------    -----------    -----------
Total from investment operations ..........         1.06            0.77         4.35          (3.89)         (1.48)         (5.51)
                                             -----------     -----------  -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ....        (0.04)          (0.12)       (0.05)         (0.04)         (0.06)          --
  Distributions from net realized gains ...         --             (1.24)       (0.49)          --             --            (0.57)
                                             -----------     -----------  -----------    -----------    -----------    -----------
Total distributions .......................        (0.04)          (1.36)       (0.54)         (0.04)         (0.06)         (0.57)
                                             -----------     -----------  -----------    -----------    -----------    -----------

Net asset value at end of period ..........  $     18.71     $     17.69  $     18.28    $     14.47    $     18.40    $     19.94
                                             ===========     ===========  ===========    ===========    ===========    ===========

Total return(a) ...........................         5.97%(b)        4.34%       30.10%        (21.15%)        (7.42%)       (21.49%)
                                             ===========     ===========  ===========    ===========    ===========    ===========

Net assets at end of period (000's) .......  $    42,168     $    42,253  $    50,187    $    38,619    $    54,807    $    60,914
                                             ===========     ===========  ===========    ===========    ===========    ===========

Ratio of gross expenses to
  average net assets ......................         0.97%(c)        0.95%        0.94%          0.96%          0.90%          0.90%

Ratio of net expenses to
  average net assets(d) ...................         0.91%(c)        0.90%        0.88%          0.89%          0.86%          0.88%

Ratio of net investment income
  (loss) to average net assets ............         0.39%(c)        0.63%        0.27%          0.25%          0.31%         (0.01%)

Portfolio turnover rate ...................           61%(c)          34%          52%            60%            89%            83%

(a)  Total  return  is a  measure of the change in value of an  investment  in the Fund over the period covered,  which  assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction  of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

(d)  Ratios were determined  based on net expenses after expense  reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.



                                                                                                                                  11

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
============================================================================================================================
                                             SIX MONTHS
                                               ENDED
                                             SEPT. 30,                          YEARS ENDED MARCH 31,
                                               2005      -------------------------------------------------------------------
                                            (UNAUDITED)       2005         2004        2003         2002(a)       2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    10.22     $    10.57  $    10.56   $    10.12    $    10.22   $     9.79
                                            ----------     ----------  ----------   ----------    ----------   ----------

Income (loss) from investment operations:
  Net investment income .................         0.17           0.37        0.37         0.38          0.41         0.43
  Net realized and unrealized gains
    (losses) on investments .............        (0.01)         (0.35)       0.00(b)      0.44         (0.10)        0.43
                                            ----------     ----------  ----------   ----------    ----------   ----------
Total from investment operations ........         0.16           0.02        0.37         0.82          0.31         0.86
                                            ----------     ----------  ----------   ----------    ----------   ----------

Less distributions:
  Dividends from net investment income ..        (0.18)         (0.37)      (0.36)       (0.38)        (0.41)       (0.43)
  Distributions from net realized gains .         --             --          --           --            --           --
                                            ----------     ----------  ----------   ----------    ----------   ----------
Total distributions .....................        (0.18)         (0.37)      (0.36)       (0.38)        (0.41)       (0.43)
                                            ----------     ----------  ----------   ----------    ----------   ----------

Net asset value at end of period ........   $    10.21     $    10.22  $    10.57   $    10.56    $    10.12   $    10.22
                                            ==========     ==========  ==========   ==========    ==========   ==========

Total return(c) .........................         1.64%(d)       0.19%       3.61%        8.24%         3.04%        8.97%
                                            ==========     ==========  ==========   ==========    ==========   ==========

Net assets at end of period (000's) .....   $   31,607     $   31,559  $   33,602   $   36,424    $   33,896   $   30,182
                                            ==========     ==========  ==========   ==========    ==========   ==========

Ratio of net expenses to
  average net assets(e) .................         0.69%(f)       0.69%       0.69%        0.69%         0.68%        0.68%

Ratio of net investment income to
  average net assets ....................         3.47%(f)       3.60%       3.46%        3.68%         4.02%        4.31%

Portfolio turnover rate .................           40%(f)         15%         43%          28%           27%          47%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide  for
     Investment Companies  and  began accreting  market discount  on  debt  securities.  Had  the  Fund not adopted this new provision,  the ratio of net  investment  income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.

(c)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses  to  average net assets  would have been 0.72%(f) for the six months ended  September  30,  2005 and 0.72%,  0.74% and 0.70% for the years ended March
     31, 2005, 2004 and 2003, respectively.

(f)  Annualized.

See accompanying notes to financial statements.


12

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
============================================================================================================================
                                             SIX MONTHS
                                               ENDED
                                             SEPT. 30,                          YEARS ENDED MARCH 31,
                                               2005      -------------------------------------------------------------------
                                            (UNAUDITED)       2005         2004        2003          2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    10.33     $     9.42  $     6.31   $     8.98    $    10.56   $    17.99
                                            ----------     ----------  ----------   ----------    ----------   ----------
Income (loss) from investment operations:
  Net investment income (loss) ..........         0.10           0.08        0.05         0.06          0.01        (0.03)
  Net realized and unrealized gains
    (losses) on investments and
     foreign currencies .................         0.70           0.91        3.12        (2.69)        (1.47)       (5.48)
                                            ----------     ----------  ----------   ----------    ----------   ----------
Total from investment operations ........         0.80           0.99        3.17        (2.63)        (1.46)       (5.51)
                                            ----------     ----------  ----------   ----------    ----------   ----------

Less distributions:
  Dividends from net investment income ..        (0.01)         (0.08)      (0.05)       (0.05)        (0.05)       (0.05)
  Return of capital .....................         --             --          --           --           (0.08)        --
  Distributions from net realized gains .         --             --         (0.01)        --            --          (1.87)
                                            ----------     ----------  ----------   ----------    ----------   ----------
Total distributions .....................        (0.01)         (0.08)      (0.06)       (0.05)        (0.13)       (1.92)
                                            ----------     ----------  ----------   ----------    ----------   ----------

Proceeds from redemption fees collected .         --             --          0.00(a)      0.01          0.01         --
                                            ----------     ----------  ----------   ----------    ----------   ----------
Net asset value at end of period ........   $    11.12     $    10.33  $     9.42   $     6.31    $     8.98   $    10.56
                                            ==========     ==========  ==========   ==========    ==========   ==========

Total return(b) .........................         7.76%(c)      10.51%      50.22%      (29.18%)      (13.66%)     (33.29%)
                                            ==========     ==========  ==========   ==========    ==========   ==========

Net assets at end of period (000's) .....   $   19,775     $   20,266  $   21,158   $   21,308    $   44,022   $   59,664
                                            ==========     ==========  ==========   ==========    ==========   ==========

Ratio of net expenses to
  average net assets(d) .................         1.44%(e)       1.43%       1.38%        1.38%         1.38%        1.41%

Ratio of net investment income (loss)
  to average net assets .................         1.88%(e)       0.78%       0.57%        0.60%         0.12%       (0.24%)

Portfolio turnover rate .................           14%(e)        111%         78%          56%           80%          48%

(a)  Represents less than a penny per share.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Absent investment advisory fees voluntarily waived by the Adviser, the ratio of  expenses to  average net  assets would have been  1.81%(e) for the six months ended September 30, 2005 and 1.92%,  1.77%,  1.70% and 1.51% for the years ended
     March 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 69.0%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 7.3%
      5,100  Black & Decker Corporation (The) ...................  $   418,659
     11,500  eBay, Inc. (a) .....................................      473,800
     26,800  Home Depot, Inc. ...................................    1,022,152
      7,800  J.C. Penney Company, Inc. ..........................      369,876
      9,400  Lennar Corporation - Class A .......................      561,744
     29,500  Staples, Inc. ......................................      628,940
     12,000  Target Corporation .................................      623,160
     18,000  Viacom, Inc. - Class B .............................      594,180
                                                                   -----------
                                                                     4,692,511
                                                                   -----------
             CONSUMER STAPLES -- 4.7%
     19,400  CVS Corporation ....................................      562,794
     24,000  PepsiCo, Inc. ......................................    1,361,040
     16,300  Procter & Gamble Company (The) .....................      969,198
      6,000  SYSCO Corporation ..................................      188,220
                                                                   -----------
                                                                     3,081,252
                                                                   -----------
             ENERGY -- 7.9%
      7,800  Anadarko Petroleum Corporation .....................      746,850
     21,000  Chevron Corporation ................................    1,359,330
      8,600  ConocoPhillips .....................................      601,226
     10,000  Nabors Industries Ltd. (a) .........................      718,300
     15,500  Noble Corporation ..................................    1,061,130
     11,200  Noble Energy, Inc. .................................      525,280
                                                                   -----------
                                                                     5,012,116
                                                                   -----------
             FINANCIALS -- 8.3%
     28,000  Bank of America Corporation ........................    1,178,800
      6,600  Chubb Corporation (The) ............................      591,030
     20,000  CIT Group, Inc. ....................................      903,600
      5,900  Lehman Brothers Holdings, Inc. .....................      687,232
     11,500  MetLife, Inc. ......................................      573,045
     13,500  Prudential Financial, Inc. .........................      912,060
      9,900  St. Paul Travelers Companies, Inc. (The) ...........      444,213
                                                                   -----------
                                                                     5,289,980
                                                                   -----------
             HEALTHCARE -- 11.1%
     11,300  Aetna, Inc. ........................................      973,382
     12,500  Amgen, Inc. (a) ....................................      995,875
     14,200  Fisher Scientific International, Inc. (a) ..........      881,110
     11,000  Johnson & Johnson ..................................      696,080
      8,200  Medtronic, Inc. ....................................      439,684
     22,400  Pfizer, Inc. .......................................      559,328
     20,200  Teva Pharmaceutical Industries Ltd. ................      675,084
     14,400  WellPoint, Inc. (a) ................................    1,091,808
     11,000  Zimmer Holdings, Inc. (a) ..........................      757,790
                                                                   -----------
                                                                     7,070,141
                                                                   -----------
             INDUSTRIALS -- 10.7%
      8,500  3M Company .........................................      623,560
     15,100  Caterpillar, Inc. ..................................      887,125
     37,000  Cendant Corporation ................................      763,680

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 69.0% (Continued)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 10.7% (Continued)
     18,000  Dover Corporation ..................................  $   734,220
      5,800  General Dynamics Corporation .......................      693,390
     37,025  General Electric Company ...........................    1,246,632
      7,700  ITT Industries, Inc. ...............................      874,720
     25,000  Norfolk Southern Corporation .......................    1,014,000
                                                                   -----------
                                                                     6,837,327
                                                                   -----------
             INFORMATION TECHNOLOGY -- 14.2%
     39,500  Accenture Ltd. - Class A (a) .......................    1,005,670
     12,000  Affiliated Computer Services, Inc. (a) .............      655,200
     42,000  Cisco Systems, Inc. (a) ............................      753,060
     22,000  Dell Computer Corporation (a) ......................      752,400
     33,000  Intel Corporation ..................................      813,450
      7,500  International Business Machines Corporation ........      601,650
     14,000  Intuit, Inc. (a) ...................................      627,340
     20,500  Jabil Circuit, Inc. (a) ............................      633,860
     42,000  Microsoft Corporation ..............................    1,080,660
     23,500  Motorola, Inc. .....................................      519,115
     13,000  NCR Corporation (a) ................................      414,830
     51,000  Oracle Corporation (a) .............................      631,890
     12,000  Qualcomm, Inc. .....................................      537,000
                                                                   -----------
                                                                     9,026,125
                                                                   -----------
             MATERIALS -- 1.9%
     13,400  Dow Chemical Company (The) .........................      558,378
     13,800  Praxair, Inc. ......................................      661,434
                                                                   -----------
                                                                     1,219,812
                                                                   -----------
             TELECOMMUNICATIONS SERVICES -- 1.6%
     25,200  Sprint Nextel Corporation ..........................      599,256
     16,900  Vodafone Group PLC - ADR ...........................      438,893
                                                                   -----------
                                                                     1,038,149
                                                                   -----------
             UTILITIES -- 1.1%
      5,900  TXU Corporation ....................................      665,992
                                                                   -----------

             TOTAL COMMON STOCKS (Cost $35,133,609)..............  $43,933,405
                                                                   -----------

================================================================================
 PAR VALUE   U.S. TREASURY OBLIGATIONS -- 4.3%                        VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 3.9%
$ 1,000,000  7.00%, due 07/15/2006 ..............................  $ 1,021,875
    500,000  4.00%, due 02/15/2014 ..............................      488,672
  1,000,000  4.25%, due 11/15/2014 ..............................      992,852
                                                                   -----------
                                                                     2,503,399
                                                                   -----------
             U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.4%
    252,790  3.375%, due 01/15/2007 .............................      261,430
                                                                   -----------

             TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,769,131)...  $ 2,764,829
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.0%               VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN BANK -- 0.8%
$   500,000  Discount note, due 10/14/2005 ......................  $   499,450
                                                                   -----------

             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.0%
    500,000  3.625%, due 09/15/2006 .............................      496,607
  1,000,000  6.625%, due 09/15/2009 .............................    1,075,806
    300,000  5.125%, due 07/15/2012 .............................      308,687
                                                                   -----------
                                                                     1,881,100
                                                                   -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.2%
    200,000  2.00%, due 10/21/2005 ..............................      199,800
    700,000  6.00%, due 12/15/2005 ..............................      702,720
    250,000  4.00%, due 12/14/2007 ..............................      247,369
    250,000  7.25%, due 01/15/2010 ..............................      276,152
                                                                   -----------
                                                                     1,426,041
                                                                   -----------

             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $3,698,540).................................  $ 3,806,591
                                                                   -----------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 4.3%                       VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.4%
$    63,384  Pool #1471, 7.00%, due 03/01/2008 ..................  $    64,127
      6,497  Pool #1655, 6.50%, due 10/01/2008 ..................        6,493
    138,355  Pool #E00616, 6.00%, due 01/01/2014 ................      142,145
     45,074  Pool #E90624, 6.00%, due 08/01/2017 ................       46,309
                                                                   -----------
                                                                       259,074
                                                                   -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.3%
     45,654  Series #1993-18-PJ, 6.50%, due 12/01/2007 ..........       45,603
    323,056  Pool #618465, 5.00%, due 12/01/2016 ................      322,315
    253,135  Pool #255031, 4.50%, due 12/01/2018 ................      247,966
    368,380  Pool #255455, 5.00%, due 10/01/2024 ................      363,708
    583,462  Pool #255702, 5.00%, due 05/01/2025 ................      575,839
     85,049  Pool #489757, 6.00%, due 04/01/2029 ................       86,489
    429,879  Pool #808413, 5.50%, due 01/01/2035 ................      429,825
                                                                   -----------
                                                                     2,071,745
                                                                   -----------
             GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.6%
     64,784  Pool #781344, 6.50%, due 10/01/2031 ................       67,409
    319,045  Series #2003-102-PD, 4.25%, due 05/01/2033 .........      312,731
                                                                   -----------
                                                                       380,140
                                                                   -----------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,733,786)..  $ 2,710,959
                                                                   -----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 14.1%                                 VALUE
--------------------------------------------------------------------------------
             Abbott Laboratories,
$   220,000    5.625%, due 07/01/2006 ...........................  $   222,097
             Alcoa, Inc.,
    250,000    6.50%, due 06/01/2011 ............................      270,984
             Allstate Corporation (The),
    150,000    6.125%, due 02/15/2012 ...........................      158,949
             Anheuser-Busch Companies, Inc.,
    249,000    5.375%, due 09/15/2008 ...........................      254,767
             BB&T Corporation,
    325,000    6.50%, due 08/01/2011 ............................      351,345
             Burlington Resources, Inc.,
    350,000    6.68%, due 02/15/2011 ............................      378,776
             Citigroup, Inc.,
    200,000    5.00%, due 03/06/2007 ............................      201,388
             ConocoPhillips,
    200,000    4.75%, due 10/15/2012 ............................      200,803
             CVS Corporation,
    250,000    5.625%, due 03/15/2006 ...........................      251,147
             Deutsche Telekom AG,
    300,000    8.50%, due 06/15/2010 ............................      340,117
             Donaldson Lufkin Jenrette, Inc.,
    500,000    6.875%, due 11/01/2005 ...........................      500,995
             Dover Corporation,
    345,000    6.50%, due 02/15/2011 ............................      372,661
             Duke Realty L.P., Medium Term Notes,
    390,000    6.75%, due 05/30/2008 ............................      405,945
             FPL Group Capital, Inc.,
    300,000    7.375%, due 06/01/2009 ...........................      326,914
             General Dynamics Corporation,
    125,000    4.25%, due 05/15/2013 ............................      120,723
             Goldman Sachs Group, Inc.,
    350,000    6.65%, due 05/15/2009 ............................      371,537
             GTE Northwest, Inc.,
    300,000    6.30%, due 06/01/2010 ............................      312,033
             HSBC Finance Corporation,
    300,000    6.40%, due 06/17/2008 ............................      312,934
             Illinois Tool Works, Inc.,
    216,000    5.75%, due 03/01/2009 ............................      224,105
             International Business Machines Corporation,
    175,000    4.375%, due 06/01/2009 ...........................      173,911
             JPMorgan Chase & Company,
    300,000    6.75%, due 02/01/2011 ............................      324,625
             Jefferson-Pilot Corporation,
    100,000    4.75%, due 01/30/2014 ............................       98,175
             Kreditanstalt fuer Wiederaufbau (KfW Bankengruppe),
    250,000    3.875%, due 06/30/2009 ...........................      246,018
             May Department Stores Company,
    260,000    5.95%, due 11/01/2008 ............................      268,031
             Morgan Stanley,
    250,000    5.30%, due 03/01/2013 ............................      252,489

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 14.1% (Continued)                     VALUE
--------------------------------------------------------------------------------
             Pharmacia Corporation,
$   250,000    5.75%, due 12/01/2005 ............................  $   250,688
             SBC Communciations, Inc., Medium Term Notes,
    400,000    6.875%, due 08/15/2006 ...........................      407,787
             SunTrust Banks, Inc.
    300,000    6.00%, due 01/15/2028 ............................      322,361
             Union Camp Corporation,
    300,000    6.50%, due 11/15/2007 ............................      309,511
             United Technologies Corporation,
    250,000    6.10%, due 05/15/2012 ............................      267,210
             U.S. Bank, N.A.,
    200,000    4.80%, due 04/15/2015 ............................      197,705
             Wachovia Corporation,
    250,000    5.25%, due 08/1/2014 .............................      253,506
                                                                   -----------

             TOTAL CORPORATE BONDS (Cost $8,655,398).............  $ 8,950,237
                                                                   -----------

================================================================================
 PAR VALUE   MUNICIPAL DEBT SECURITIES -- 0.4%                        VALUE
--------------------------------------------------------------------------------
             Virginia State Residential Authority,
             Infrastructure, Revenue,
$   230,000    5.90%, due 05/01/2011 (Cost $233,762) ............  $   242,795
                                                                   -----------

================================================================================
 PAR VALUE   REGIONAL AUTHORITY BONDS -- 0.3%                         VALUE
--------------------------------------------------------------------------------
             Manitoba (Province of), Medium Term Notes,
$   205,000    5.50%, due 10/01/2008 (Cost $204,532) ............  $   210,707
                                                                   -----------

================================================================================
 PAR VALUE   SHORT-TERM CORPORATE NOTES -- 0.9%                       VALUE
--------------------------------------------------------------------------------
$   540,998  Wisconsin Corporate Central Credit Union, Demand
             Note (Cost $540,998)................................  $   540,998
                                                                   -----------

================================================================================
   SHARES    MONEY MARKET FUNDS -- 0.5%                                VALUE
--------------------------------------------------------------------------------
    309,897  First American Treasury Obligations Fund - Class A
             (Cost $309,897).....................................  $   309,897
                                                                   -----------

             TOTAL INVESTMENTS AT VALUE -- 99.8%
             (Cost $54,279,653)..................................  $63,470,418

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%.......      155,004
                                                                   -----------

             NET ASSETS -- 100.0%................................  $63,625,422
                                                                   ===========


(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 99.9%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 10.7%
      5,000  Black & Decker Corporation (The) ...................  $   410,450
    11,0000  eBay, Inc. (a) .....................................      453,200
     25,800  Home Depot, Inc. ...................................      984,012
      7,500  J.C. Penney Company, Inc. ..........................      355,650
      9,100  Lennar Corporation - Class A .......................      543,816
     28,000  Staples, Inc. ......................................      596,960
     11,500  Target Corporation .................................      597,195
     17,500  Viacom, Inc. - Class B .............................      577,675
                                                                   -----------
                                                                     4,518,958
                                                                   -----------
             CONSUMER STAPLES -- 6.6%
     18,700  CVS Corporation ....................................      542,487
     23,000  PepsiCo, Inc. ......................................    1,304,330
     15,500  Procter & Gamble Company (The) .....................      921,630
                                                                   -----------
                                                                     2,768,447
                                                                   -----------
             ENERGY -- 11.4%
      7,500  Anadarko Petroleum Corporation .....................      718,125
     20,000  Chevron Corporation ................................    1,294,600
      8,200  ConocoPhillips .....................................      573,262
      9,700  Nabors Industries Ltd. (a) .........................      696,751
     15,000  Noble Corporation ..................................    1,026,900
     10,800  Noble Energy, Inc. .................................      506,520
                                                                   -----------
                                                                     4,816,158
                                                                   -----------
             FINANCIAL -- 12.0%
     27,000  Bank of America Corporation ........................    1,136,700
      6,300  Chubb Corporation (The) ............................      564,165
     19,000  CIT Group, Inc. ....................................      858,420
      5,600  Lehman Brothers Holdings, Inc. .....................      652,288
     11,000  MetLife, Inc. ......................................      548,130
     13,000  Prudential Financial, Inc. .........................      878,280
      9,600  St. Paul Travelers Companies, Inc. (The) ...........      430,752
                                                                   -----------
                                                                     5,068,735
                                                                   -----------
             HEALTHCARE -- 16.3%
     10,900  Aetna, Inc. ........................................      938,926
     12,000  Amgen, Inc. (a) ....................................      956,040
     14,000  Fisher Scientific International, Inc. (a) ..........      868,700
     11,000  Johnson & Johnson ..................................      696,080
      7,900  Medtronic, Inc. ....................................      423,598
     22,200  Pfizer, Inc. .......................................      554,334
     19,600  Teva Pharmaceutical Industries Ltd. ................      655,032
     13,900  WellPoint, Inc. (a) ................................    1,053,898
     10,500  Zimmer Holdings, Inc. (a) ..........................      723,345
                                                                   -----------
                                                                     6,869,953
                                                                   -----------
             INDUSTRIALS -- 15.5%
      8,000  3M Company .........................................      586,880
     14,400  Caterpillar, Inc. ..................................      846,000
     35,000  Cendant Corporation ................................      722,400
     17,000  Dover Corporation ..................................      693,430
      5,500  General Dynamics Corporation .......................      657,525

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 99.9% (Continued)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 15.5% (Continued)
     35,500  General Electric Company ...........................  $ 1,195,285
      7,500  ITT Industries, Inc. ...............................      852,000
     24,000  Norfolk Southern Corporation .......................      973,440
                                                                   -----------
                                                                     6,526,960
                                                                   -----------
             INFORMATION TECHNOLOGY -- 20.7%
     38,000  Accenture Ltd. - Class A (a) .......................      967,480
     11,500  Affiliated Computer Services, Inc. (a) .............      627,900
     40,000  Cisco Systems, Inc. (a) ............................      717,200
     21,000  Dell Computer Corporation (a) ......................      718,200
     33,500  Intel Corporation ..................................      825,775
      7,200  International Business Machines Corporation ........      577,584
     13,500  Intuit, Inc. (a) ...................................      604,935
     20,000  Jabil Circuit, Inc. (a) ............................      618,400
     41,000  Microsoft Corporation ..............................    1,054,930
     22,800  Motorola, Inc. .....................................      503,652
     12,600  NCR Corporation (a) ................................      402,066
     48,000  Oracle Corporation (a) .............................      594,720
     12,000  Qualcomm, Inc. .....................................      537,000
                                                                   -----------
                                                                     8,749,842
                                                                   -----------
             MATERIALS -- 2.8%
     12,800  Dow Chemical Company (The) .........................      533,376
     13,400  Praxair, Inc. ......................................      642,262
                                                                   -----------
                                                                     1,175,638
                                                                   -----------
             TELECOMMUNICATIONS SERVICES -- 2.4%
     24,400  Sprint Nextel Corporation ..........................      580,232
     16,400  Vodafone Group PLC - ADR ...........................      425,908
                                                                   -----------
                                                                     1,006,140
                                                                   -----------
             UTILITIES -- 1.5%
      5,600  TXU Corporation ....................................      632,128
                                                                   -----------

             TOTAL COMMON STOCKS (Cost $34,262,389)..............  $42,132,959
                                                                   -----------

================================================================================
 PAR VALUE   SHORT-TERM CORPORATE NOTES -- 0.0%                       VALUE
--------------------------------------------------------------------------------
$     9,813  U.S. Bank, N.A., Demand Note (Cost $9,813) .........  $     9,813
                                                                   -----------

================================================================================
   SHARES    MONEY MARKET FUNDS -- 0.1%                               VALUE
--------------------------------------------------------------------------------
     39,755  First American Treasury Obligations Fund - Class A
               (Cost $39,755)....................................  $    39,755
                                                                   -----------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
               (Cost $34,311,957)................................  $42,182,527

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0)%.....      (14,797)
                                                                   -----------

             NET ASSETS -- 100.0%................................  $42,167,730
                                                                   ===========


(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
=====================================================================================
    PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE     OBLIGATION (GO) BONDS -- 98.3%                               VALUE
-------------------------------------------------------------------------------------
             Alexandria, Virginia, GO,
$ 1,000,000    5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101    $ 1,083,100
             Arlington Co., Virginia, GO,
    500,000    4.10%, due 11/01/2018 ............................         502,930
             Chesterfield Co., Virginia, GO,
  1,000,000    4.75%, due 01/01/2013, prerefunded 01/01/2008 @100       1,036,030
             Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000    5.00%, due 06/01/2018 ............................       1,072,130
             Fairfax Co., Virginia, GO,
    700,000    5.00%, due 10/01/2011 ............................         762,930
             Hampton, Virginia, GO,
  1,000,000    5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102      1,106,500
             Hanover Co., Virginia, GO,
  1,000,000    5.125%, due 07/15/2013 ...........................       1,073,590
             Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
  1,000,000    6.50%, due 08/15/2009 ............................       1,112,610
             Henrico Co., Virginia, Economic Dev. Authority, Revenue,
  1,000,000    5.50%, due 11/01/2008 ............................       1,068,480
             James City Co., Virginia, School District, GO,
    500,000    5.00%, due 12/15/2018 ............................         542,850
             James City Co., Virginia, Service Authority, Water
             and Sewer, Revenue,
  1,000,000    5.125%, due 01/15/2017 ...........................       1,082,430
             Loudoun Co., Virginia, GO,
    500,000    5.00%, due 07/01/2012 ............................         546,305
             Loudoun Co., Virginia, Industrial Dev. Authority,
             Public Facility Lease, Revenue,
  1,000,000    5.00%, due 03/01/2019 ............................       1,063,420
             Lynchburg, Virginia, GO,
    500,000    5.00%, due 06/01/2015 ............................         548,700
             Medical College of Virginia, Hospitals Authority, Revenue,
    700,000    5.00%, due 07/01/2013 ............................         742,112
             Norfolk, Virginia, Water, Revenue,
  1,000,000    5.00%, due 11/01/2016 ............................       1,073,040
             Portsmouth, Virginia, GO,
    800,000    5.00%, due 08/01/2017 ............................         831,288
             Richmond, Virginia, GO,
  1,000,000    5.45%, due 01/15/2008 ............................       1,052,160
             Richmond, Virginia, Industrial Dev. Authority,
             Government Facilities, Revenue,
  1,010,000    4.75%, due 07/15/2010 ............................       1,072,438
             Richmond, Virginia, Metropolitan Authority, Revenue,
  1,000,000    5.25%, due 07/15/2014 ............................       1,112,040
             Roanoke, Virginia, GO,
    185,000    5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102        191,843
    815,000    5.00%, due 08/01/2009 ............................         844,316
             Roanoke, Virginia, Industrial Dev. Authority,
             Hospital, Revenue,
  1,500,000    2.80%, floating rate, due 07/01/2027 .............       1,500,000
             Southeastern Public Service Authority, Virginia, Revenue,
  1,000,000    5.00%, due 07/01/2015 ............................       1,088,050
             Spotsylvania Co., Virginia, GO,
    500,000    5.00%, due 01/15/2016 ............................         541,195


                                                                              21

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===================================================================================
     PAR     VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE    OBLIGATION (GO) BONDS -- 98.3% (Continued)                  VALUE
-----------------------------------------------------------------------------------
             Suffolk, Virginia, GO,
$ 1,000,000    5.00%, due 12/01/2015 ............................     $ 1,054,150
             University of Virginia, Revenue,
  1,000,000    5.25%, due 06/01/2012 ............................       1,076,310
             Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000    5.00%, due 07/01/2015, prerefunded 07/01/2006 @ 102        724,752
             Virginia Beach, Virginia, GO,
    800,000    5.25%, due 08/01/2010 ............................         851,472
             Virginia College Building Authority, Educational
             Facilities, Revenue,
    500,000    5.00%, due 04/01/2017 ............................         540,850
             Virginia Commonwealth Transportation Board, Federal
             Highway Reimbursement Anticipation Notes, Revenue,
    500,000    5.00%, due 09/28/2015 ............................         547,980
             Virginia Commonwealth Transportation Board, Revenue,
    850,000    7.25%, due 05/15/2020 ............................         911,260
             Virginia Polytechnic Institute & State University, Revenue,
    500,000    5.00%, due 06/01/2016 ............................         546,385
             Virginia State, GO,
    500,000    5.00%, due 06/01/2012 ............................         546,825
             Virginia State Public School Authority, Revenue,
    995,000    5.25%, due 08/01/2009 ............................       1,067,406
             Virginia State Resource Authority, Revenue,
    500,000    5.50%, due 05/01/2017 ............................         545,610
                                                                      -----------

             TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $30,150,499)..........     $31,063,487
                                                                      -----------

================================================================================
     SHARES  MONEY MARKET FUNDS -- 0.7%                               VALUE
--------------------------------------------------------------------------------
    212,616  First American Tax Free Obligation Fund - Class A
               (Cost $212,616)...................................  $   212,616
                                                                   -----------

             TOTAL INVESTMENTS AT VALUE -- 99.0%
               (Cost $30,363,115)................................  $31,276,103

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.......      331,165
                                                                   -----------

             NET ASSETS -- 100.0%................................  $31,607,268
                                                                   ===========


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 99.1%                                   VALUE
--------------------------------------------------------------------------------
             AUSTRALIA - 2.0%
     53,622  Alumina Ltd. (b) ...................................  $   251,306
      8,057  BHP Billiton Ltd. (b) ..............................      137,602
                                                                   -----------
                                                                       388,908
                                                                   -----------
             CANADA -- 0.3%
      3,455  Placer Dome, Inc. ..................................       59,253
                                                                   -----------

             FINLAND -- 0.4%
      4,239  Nokia Oyj - ADR ....................................       71,681
                                                                   -----------

             FRANCE -- 8.6%
     17,013  Alcatel SA (b) .....................................      229,029
      1,569  Casino Guichard-Perrachon SA (b) ...................      112,040
      3,193  Compagnie de Saint-Gobain (b) ......................      184,676
      4,785  France Telecom SA (b) ..............................      138,092
      1,753  PPR SA (b) .........................................      185,093
      1,872  Renault SA (b) .....................................      178,530
      2,347  Sanofi-Aventis (b) .................................      194,985
     10,031  Suez SA (b) ........................................      290,739
      5,896  Vivendi Universal SA (b) ...........................      193,519
                                                                   -----------
                                                                     1,706,703
                                                                   -----------
             GERMANY -- 13.2%
      1,318  Allianz AG (b) .....................................      178,615
      1,522  Altana AG (b) ......................................       85,555
      4,608  Bayer AG (b) .......................................      170,088
      4,136  Bayerische Hypo-und Vereinsbank AG (a) (b) .........      116,785
      1,594  Bayerische Motoren Werke AG (b) ....................       75,098
      3,626  DaimlerChrysler AG (b) .............................      193,439
      3,175  Deustche Bank AG (b) ...............................      298,138
      5,873  Infineon Technologies AG (a) (b) ...................       58,134
      2,943  KarstadtQuelle AG (b) ..............................       40,031
        460  Lanxess AG (a) (b) .................................       13,839
      2,908  Metro AG (b) .......................................      144,001
      1,588  Muencher Rueckversicherungs-Gesellschaft AG (b) ....      182,025
      1,193  SAP AG (b) .........................................      207,405
      2,853  Schering AG (b) ....................................      181,441
      3,897  Siemens AG (b) .....................................      302,090
      5,833  Volkswagon AG (b) ..................................      361,000
                                                                   -----------
                                                                     2,607,684
                                                                   -----------
             GREECE -- 1.1%
     10,672  Hellenic Telecommunications Organization SA (b) ....      214,220
                                                                   -----------

             HONG KONG -- 0.2%
    116,538  Air China Ltd. - Class H (a) (b) ...................       36,212
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 99.1% (Continued)                       VALUE
--------------------------------------------------------------------------------
             ITALY -- 4.9%
      6,880  Assicurazioni Generali SpA (b) .....................  $   217,900
     26,443  Enel SpA (b) .......................................      228,146
     15,842  Eni SpA (b) ........................................      471,409
     50,872  Pirelli & C. SpA (b) ...............................       54,172
                                                                   -----------
                                                                       971,627
                                                                   -----------
             JAPAN -- 27.4%
     11,000  Bridgestone Corporation (b) ........................      237,191
      2,500  Canon, Inc. (b) ....................................      135,888
     18,000  Daiwa Securities Group, Inc. (b) ...................      141,652
         42  East Japan Railway Company (b) .....................      240,503
        500  Electric Power Development Company Ltd. (b) ........       16,724
      9,200  JSR Corporation (b) ................................      191,646
        400  KEYENCE CORPORATION (b) ............................      101,201
      9,400  MARUI COMPANY LTD. (b) .............................      159,588
     13,000  Matsushita Electric Industrial Company Ltd. (b) ....      222,058
         18  Millea Holdings, Inc. (b) ..........................      290,743
     22,000  Mitsubishi Estate Company Ltd. (b) .................      303,122
         46  Mitsubishi Tokyo Financial Group, Inc. (b) .........      600,607
     10,500  Nikko Cordial Corporation (b) ......................      122,560
     21,700  Nissan Motor Company Ltd. (b) ......................      249,951
     22,700  Nomura Holdings, Inc. (b) ..........................      353,743
         58  NTT Data Corporation (b) ...........................      225,347
      8,200  PIONEER Corporation (b) ............................      117,410
      4,500  SECOM Company Ltd. (b) .............................      218,362
     10,020  Seven & I Holdings Co. Ltd. ........................      332,409
     15,000  Sharp Corporation (b) ..............................      218,563
         47  Sumitomo Mitsui Financial Group, Inc. (b) ..........      445,673
      3,800  T&D Holdings, Inc. (b) .............................      227,669
      1,800  TDK CORPORATION (b) ................................      129,294
      2,800  Tokyo Electron Ltd. (b) ............................      150,199
                                                                   -----------
                                                                     5,432,103
                                                                   -----------
             NETHERLANDS -- 9.9%
      4,967  ABN AMRO Holdings NV (b) ...........................      119,390
      7,764  Aegon NV (b) .......................................      115,867
      3,657  Akzo Nobel NV (b) ..................................      160,200
      7,268  Fortis (b) .........................................      211,010
      7,077  ING Groep NV (b) ...................................      211,619
     26,520  Koninklijke (Royal) KPN NV (b) .....................      238,796
      5,540  Koninklijke (Royal) Philips Electronics NV (b) .....      148,247
     12,943  Royal Dutch Shell PLC - Class A ....................      428,661
      7,501  Royal Dutch Shell PLC - Class B ....................      259,694
      1,813  VNU NV (b) .........................................       57,192
                                                                   -----------
                                                                     1,950,676
                                                                   -----------
             POLAND -- 0.2%
      4,962  Powszechna Kasa Oszczednosci Bank Polski SA (b) ....       48,073
                                                                   -----------

             PORTUGAL -- 0.4%
     29,366  EDP - Energias de Portugal, SA (b) .................       82,210
                                                                   -----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 99.1% (Continued)                       VALUE
--------------------------------------------------------------------------------
             SINGAPORE -- 1.2%
     26,000  DBS Group Holdings Ltd. (b) ........................  $   243,704
                                                                   -----------

             SPAIN -- 4.1%
     18,807  Repsol YPF SA (b) ..................................      609,486
     11,893  Telefonica SA (b) ..................................      195,757
                                                                   -----------
                                                                       805,243
                                                                   -----------
             SWEDEN -- 2.5%
     26,178  Nordea Bank AB (b) .................................      262,639
     64,156  Telefonaktiebolaget LM Ericsson (a) (b) ............      236,675
                                                                   -----------
                                                                       499,314
                                                                   -----------
             SWITZERLAND -- 6.8%
      4,952  Credit Suisse Group (b) ............................      220,621
        613  Nestle SA (b) ......................................      180,782
      7,195  Novartis AG (b) ....................................      367,437
      1,751  Roche Holdings AG (b) ..............................      244,268
        447  Swisscom AG (b) ....................................      146,928
      1,283  Swiss Re (b) .......................................       84,680
        563  Zurich Financial Services AG (b) ...................       96,476
                                                                   -----------
                                                                     1,341,192
                                                                   -----------
             UNITED KINGDOM -- 15.9%
     27,516  BAE Systems PLC (b) ................................      167,584
      5,594  Berkeley Group (The) PLC (a) .......................       85,950
     28,990  Cable & Wireless PLC (b) ...........................       73,316
      2,368  Carnival PLC (b) ...................................      123,441
     20,310  GlaxoSmithKline PLC (b) ............................      519,647
     30,467  Imperial Chemical Industries PLC (b) ...............      161,895
     38,114  J Sainsbury PLC (b) ................................      188,875
      9,928  Kesa Electricals PLC (b) ...........................       44,909
     43,437  Kingfisher PLC (b) .................................      166,672
     12,975  Land Securities Group PLC (b) ......................      340,138
     26,022  Lloyds TSB Group PLC (b) ...........................      214,816
     23,562  Pilkington PLC (b) .................................       57,660
     22,978  Prudential PLC (b) .................................      209,463
      6,362  Rio Tinto PLC (b) ..................................      261,497
     25,438  Rolls-Royce Group PLC (b) ..........................      168,210
     10,187  Whitbread PLC (b) ..................................      171,590
     37,367  William Morrison Supermarkets PLC (b) ..............      117,673
    106,767  Woolworths Group PLC ...............................       63,275
                                                                   -----------
                                                                     3,136,611
                                                                   -----------

             TOTAL COMMON STOCKS -- 99.1% (Cost $16,205,783).....  $19,595,414

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%.......      179,939
                                                                   -----------

             NET ASSETS -- 100.0%................................  $19,775,353
                                                                   ===========


(a) Non-income producing security.

(b) Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the periods ended September 30, 2005 and March 31, 2005 there were no proceeds from redemption fees.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the periods ended September 30, 2005 and March 31, 2005 was as follows:

                                                                                    EXEMPT-
                                         PERIODS       ORDINARY     LONG-TERM      INTEREST          TOTAL
                                          ENDED         INCOME    CAPITAL GAINS    DIVIDENDS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                  9/30/05     $   577,984  $        --     $        --     $   577,984
                                         3/31/05     $ 1,272,922  $ 2,418,040     $        --     $ 3,690,962
--------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                    9/30/05     $    80,461  $        --     $        --     $    80,461
                                         3/31/05     $   387,209  $ 2,885,990     $        --     $ 3,273,199
--------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund       9/30/05     $        --  $        --     $   543,607     $   543,607
                                         3/31/05     $    12,358  $        --     $ 1,128,804     $ 1,141,162
--------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund      9/30/05     $    19,168  $        --     $        --     $    19,168
                                         3/31/05     $   157,727  $        --     $        --     $   157,727
--------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at September 30, 2005 was as follows:

---------------------------------------------------------------------------------------------------------------
                                                  JAMESTOWN       JAMESTOWN       JAMESTOWN        JAMESTOWN
                                                   BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                     FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ................   $ 54,456,415    $ 34,379,471    $ 30,353,219    $ 16,232,721
                                                 ============    ============    ============    ============

Gross unrealized appreciation ................   $ 10,131,991    $  8,711,617    $    984,886    $  3,577,269
Gross unrealized depreciation ................     (1,117,988)       (908,561)        (62,002)       (214,576)
                                                 ------------    ------------    ------------    ------------
Net unrealized appreciation on investments ...      9,014,003       7,803,056         922,884       3,362,693
                                                 ------------    ------------    ------------    ------------
Net unrealized depreciation on translation of
  assets and liabilities in foreign currencies           --              --              --              (403)
Undistributed ordinary income ................         46,917           7,051          17,902         170,829
Undistributed long-term gains ................             72              54            --              --
Capital loss carryforwards ...................           --              --           (32,643)    (17,272,368)
Other gains ..................................      2,203,016       1,996,926          26,584         394,602
Other temporary differences ..................        (31,238)         (4,105)        (17,902)           --
                                                 ------------    ------------    ------------    ------------
Total distributable earnings
  (accumulated deficit) ......................   $ 11,232,770    $  9,802,982    $    916,825    $(13,344,647)
                                                 ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                               EXPIRES
                                            AMOUNT            MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund      $      32,643           2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund     $   2,773,096           2010
                                           13,878,931           2011
                                              620,341           2012
                                        -------------
                                        $  17,272,368
                                        =============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2005:

---------------------------------------------------------------------------------------------------------------
                                                  JAMESTOWN       JAMESTOWN       JAMESTOWN        JAMESTOWN
                                                   BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                     FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------

Purchases of investment securities ...........   $ 14,195,875    $ 12,450,597    $  6,342,395    $  1,338,298
                                                 ============    ============    ============    ============
Proceeds from sales and maturities
  of investment  securities ..................   $ 14,486,537    $ 14,837,415    $  6,157,887    $  2,733,848
                                                 ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the six months ended September 30, 2005, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally during the period, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.44% of average daily net assets. Accordingly, the Adviser voluntarily waived $4,721 and $36,734, respectively, of such Funds' investment advisory fees during the six months ended September 30, 2005.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by the Adviser in connection with these services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4. BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $12,000 and $12,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2005.

5.  FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 2005, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                      INITIAL     MARKET      APPRECIATION
      SETTLEMENT DATE        TO DELIVER                VALUE      VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------
CONTRACTS TO SELL
   10/5/05                  9,763  AUD            $    7,410    $    7,453    $      (43)
   10/4/05                 33,708  CHF                25,989        26,156          (167)
   10/4/05                130,536  EUR               156,800       157,409          (609)
   10/4/95                 37,439  GBP                66,009        66,228          (219)
   10/3/05                  4,692  HKD                   605           605          --
   10/4/05              6,268,236  JPY                55,456        55,330           126
   10/4/05                  2,986  PLN                   919           919          --
   10/4/05                 74,958  SEK                 9,621         9,700           (79)
   10/4/05                 15,791  SGD                 9,344         9,348            (4)
                                                  ----------    ----------    ----------
Total sell contracts                              $  332,153    $  333,148    $     (995)
                                                  ==========    ==========    ==========
--------------------------------------------------------------------------------------------

AUD - Australian  Dollar      JPY - Japanese Yen
CHF - Swiss Franc             PLN - Polish Zloty
EUR- Euro                     SER - Swedish Krona
GBP - British Pound Sterling  SGD - Singapore Dollar
HKD - Hong Kong Dollar

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

7. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value  Account Value   Expenses Paid
                                  April 1, 2005  Sept. 30, 2005  During Period*
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $1,045.70        $4.51
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00      $1,020.66        $4.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $1,059,70        $4.70
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00      $1,020.51        $4.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $1,016.40        $3.49
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00      $1,021.61        $3.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $1,077,60        $7.50
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00      $1,017.85        $7.28
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

         The Jamestown Balanced Fund                 0.88%
         The Jamestown Equity Fund                   0.91%
         The Jamestown Tax Exempt Virginia Fund      0.69%
         The Jamestown International Equity Fund     1.44%


OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-866-738-1126. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

================================================================================
   --------------------------------------------------------------------------


                              THE JAMESTOWN FUNDS

                              INVESTMENT ADVISER
                              Lowe, Brockenbrough & Company, Inc.
                              1802 Bayberry Court
                              Suite 400
                              Richmond, Virginia 23226
                              www.jamestownfunds.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O. Box 46707
                              Cincinnati, Ohio 45246-0707
                              (Toll-Free) 1-866-738-1126

                              INDEPENDENT REGISTERED PUBLIC
                              ACCOUNTING FIRM
                              Ernst & Young LLP
                              1900 Scripps Center
                              312 Walnut Street
                              Cincinnati, Ohio 45202

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, Massachusetts 02109

                              BOARD OF TRUSTEES
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard Mitchell
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III







   --------------------------------------------------------------------------
================================================================================

              ====================================================

                                      THE
                               GOVERNMENT STREET
                                     FUNDS



                              NO-LOAD MUTUAL FUNDS



                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2005
                                  (UNAUDITED)


              ====================================================


                         T. LEAVELL & ASSOCIATES, INC.
                      ===================================
                               INVESTMENT ADVISER
                      ===================================
                                  Founded 1979


              ====================================================



                       THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                        THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND



              ====================================================

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX


[GRAPHIC OMITTED]

                                                (% OF PORTFOLIO)

                                      The Government Street    S&P 500
                                           Equity Fund          Index
                                     -------------------------------------
Consumer Discretionary                        9.5%              10.7%
Consumer Staples                              9.7%               9.7%
Energy                                       10.2%              10.2%
Financials                                   16.9%              20.1%
Health Care                                  14.9%              13.3%
Industrials                                  11.9%              11.1%
Information Technology                       13.5%              15.3%
Materials                                     4.9%               2.9%
Telecommunication Services                    2.2%               3.1%
Utilities                                     3.5%               3.6%
REIT's                                        2.4%               0.0%
Cash Equivalents                              0.4%               0.0%





TOP TEN HOLDINGS

     SECURITY DESCRIPTION                              % OF NET ASSETS
     --------------------------------------------------------------------
     UnitedHealth Group, Inc.                                2.9%
     General Electric Company                                2.3%
     ConocoPhillips                                          2.2%
     Bank of America Corporation                             2.2%
     Procter & Gamble Company (The)                          1.8%
     Altria Group, Inc.                                      1.8%
     Home Depot, Inc.                                        1.7%
     American International Group, Inc.                      1.7%
     BP plc - ADR                                            1.7%
     Exxon Mobil Corporation                                 1.7%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX


[GRAPHIC OMITTED]
                                                (% OF PORTFOLIO)

                                      The Government Street  S&P MidCap
                                          Mid-Cap Fund       400 Index
                                     -------------------------------------
Consumer Discretionary                        13.2%            16.8%
Consumer Staples                               4.6%             3.4%
Energy                                        14.2%             9.2%
Financials                                    14.0%            17.7%
Health Care                                   12.9%            12.2%
Industrials                                   11.2%            12.7%
Information Technology                        12.9%            15.1%
Materials                                      4.6%             4.3%
Telecommunication Services                     1.5%             0.5%
Utilities                                      3.7%             8.1%
REIT's                                         1.1%             0.0%
Cash Equivalents                               6.1%             0.0%


TOP TEN HOLDINGS

     SECURITY DESCRIPTION                              % OF NET ASSETS
     --------------------------------------------------------------------
     Valero Energy Corporation                               3.1%
     XTO Energy, Inc.                                        1.2%
     Equitable Resources, Inc.                               1.2%
     Coventry Health Care, Inc.                              1.2%
     Covance, Inc.                                           1.1%
     Overseas Shipholding Group, Inc.                        1.1%
     Gilead Sciences, Inc.                                   1.1%
     Murphy Oil Corporation                                  1.0%
     Legg Mason, Inc.                                        1.0%
     SanDisk Corporation                                     1.0%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN GOVERNMENT/
CORPORATE INTERMEDIATE BOND INDEX


[GRAPHIC OMITTED]
                                                (% OF PORTFOLIO)

                               The Government Street Lehman Government/Corporate
                                    Bond Fund          Intermediate Bond Index
                               -------------------------------------------------
U.S. Treasury Obligations              2.3%                   40.3%
U.S. Agency Obligations               16.4%                   21.4%
Coporate Bonds                        49.2%                   38.3%
Mortgage-Backed Securities            24.5%                    0.0%
Municipal Oligations - Taxable         1.8%                    0.0%
Cash Equivalents                       5.8%                    0.0%



                            DISTRIBUTION BY MATURITY
                    ----------------------------------------
                       MATURITY               % HOLDINGS
                       --------               ----------
                       Under 1 year              7.2%
                       1-3 Years                23.1%
                       3-5 Years                42.3%
                       5-7 Years                25.0%
                       7-10 Years                2.4%

                             DISTRIBUTION BY RATING
                    ----------------------------------------
                       RATING                 % HOLDINGS
                       ------                 ----------
                       Aaa                       51.9%
                       AA                        10.2%
                       A                         33.5%
                       BBB                        2.7%
                       BB                         1.7%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF HOLDINGS)


                               [GRAPHIC OMITTED]

                      General Obligation Bonds - 49.9%
                      Revenue Bonds - 40.2%
                      Pre-Refunded & Escrowed Bonds - 7.5%
                      Cash Equivalents - 2.4%



                             DISTRIBUTION BY RATING
                    ----------------------------------------
                       RATING                 % HOLDINGS
                       ------                 ----------
                       AAA                       65.9%
                       AA                        32.7%
                       A                          1.4%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005 (UNAUDITED)
===============================================================================================================
                                               GOVERNMENT        GOVERNMENT       GOVERNMENT        ALABAMA
                                                 STREET            STREET          STREET          TAX FREE
                                                 EQUITY           MID-CAP           BOND              BOND
                                                  FUND              FUND            FUND              FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost .....................   $  92,927,199    $  33,807,879    $  62,381,527    $  31,385,600
                                              =============    =============    =============    =============
  At value (Note 1) .......................   $ 138,425,741    $  40,009,685    $  62,251,149    $  32,149,543
Dividends and interest receivable .........         123,553           17,535          676,348          388,386
Receivable for capital shares sold ........          20,460           50,675           10,011              100
Other assets ..............................          13,891            9,050            9,971            7,171
                                              -------------    -------------    -------------    -------------
  TOTAL ASSETS ............................     138,583,645       40,086,945       62,947,479       32,545,200
                                              -------------    -------------    -------------    -------------

LIABILITIES
Distributions payable .....................           6,045             --             10,604           22,458
Payable for investment securities purchased            --               --          1,020,455             --
Payable for capital shares redeemed .......          39,353            5,017           51,341            5,867
Accrued investment advisory fees (Note 3) .          65,014           23,317           25,458            7,994
Accrued administration fees (Note 3) ......          12,900            4,500            3,800            3,900
Other accrued expenses ....................          15,764            5,700            3,105            5,600
                                              -------------    -------------    -------------    -------------
  TOTAL LIABILITIES .......................         139,076           38,534        1,114,763           45,819
                                              -------------    -------------    -------------    -------------

NET ASSETS ................................   $ 138,444,569    $  40,048,411    $  61,832,716    $  32,499,381
                                              =============    =============    =============    =============

Net assets consist of:
Paid-in capital ...........................   $  93,045,311    $  33,810,751    $  64,499,535    $  31,816,061
Undistributed (overdistributed) net
  investment income .......................           8,834           48,982       (1,065,834)          16,207
Accumulated net realized losses
  from security transactions ..............        (108,118)         (13,128)      (1,470,607)         (96,830)
Net unrealized appreciation (depreciation)
  on investments ..........................      45,498,542        6,201,806         (130,378)         763,943
                                              -------------    -------------    -------------    -------------

Net assets ................................   $ 138,444,569    $  40,048,411    $  61,832,716    $  32,499,381
                                              =============    =============    =============    =============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value) ..........................       2,787,854        3,223,235        3,081,018        3,086,252
                                              =============    =============    =============    =============

Net asset value, offering price and
  redemption price per share (Note 1) .....   $       49.66    $       12.42    $       20.07    $       10.53
                                              =============    =============    =============    =============

See accompanying notes to financial statements.



                                                                                                              7

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)
===============================================================================================================
                                               GOVERNMENT        GOVERNMENT       GOVERNMENT        ALABAMA
                                                 STREET            STREET          STREET          TAX FREE
                                                 EQUITY           MID-CAP           BOND              BOND
                                                  FUND              FUND            FUND              FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ................................   $      11,306    $      47,116    $   1,345,572    $     648,537
  Dividends ...............................       1,187,186          186,819               20            7,077
                                              -------------    -------------    -------------    -------------
    TOTAL INVESTMENT INCOME ...............       1,198,492          233,935        1,345,592          655,614
                                              -------------    -------------    -------------    -------------

EXPENSES
  Investment advisory fees (Note 3) .......         389,448          133,641          153,757           59,289
  Administration fees (Note 3) ............          77,304           24,958           23,075           24,278
  Professional fees .......................           7,559            6,459            7,009            5,959
  Custodian fees ..........................           8,250            8,954            7,841            2,599
  Trustees' fees and expenses .............           6,137            6,137            6,137            6,137
  Pricing costs ...........................           2,272            3,125            5,540            7,283
  Postage and supplies ....................           5,985            2,557            3,564            3,151
  Account maintenance fees ................           5,045            4,280            2,505            1,170
  Registration fees .......................           3,688            3,234            2,428            1,688
  Insurance expense .......................           4,016            1,201            2,030            1,263
  Printing of shareholder reports .........           3,836            1,427            1,745            1,420
  Compliance fees  (Note 3) ...............           4,657            1,087            2,077            1,207
  Other expenses ..........................          13,850            2,100              627            2,099
                                              -------------    -------------    -------------    -------------
    TOTAL EXPENSES ........................         532,047          199,160          218,335          117,543
  Fees waived by the Adviser (Note 3) .....            --             (3,153)            --             (7,435)
                                              -------------    -------------    -------------    -------------
    NET EXPENSES ..........................         532,047          196,007          218,335          110,108
                                              -------------    -------------    -------------    -------------

NET INVESTMENT INCOME .....................         666,445           37,928        1,127,257          545,506
                                              -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions .................         829,481            4,174          (12,178)               6
  Net change in unrealized appreciation/
    depreciation on investments ...........       6,356,759        3,376,735         (363,236)         (58,492)
                                              -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS ..........       7,186,240        3,380,909         (375,414)         (58,486)
                                              -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS ..............   $   7,852,685    $   3,418,837    $    (751,843)   $     487,020
                                              =============    =============    =============    =============

See accompanying notes to financial statements.




8

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                     GOVERNMENT STREET                 GOVERNMENT STREET
                                                        EQUITY FUND                       MID-CAP FUND
                                            -------------------------------------------------------------------
                                              SIX MONTHS                         SIX MONTHS
                                                ENDED             YEAR             ENDED              YEAR
                                             SEPTEMBER 30,        ENDED         SEPTEMBER 30,         ENDED
                                                2005            MARCH 31,           2005            MARCH 31,
                                              (UNAUDITED)          2005          (UNAUDITED)           2005
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $     666,445    $   1,404,316    $      37,928    $      32,776
  Net realized gains (losses) from
    security transactions .................         829,481        1,889,478            4,174          (17,302)
  Net change in unrealized appreciation/
    depreciation on investments ...........       6,356,759          819,447        3,376,735        2,415,666
                                              -------------    -------------    -------------    -------------
Net increase in net assets
  from operations .........................       7,852,685        4,113,241        3,418,837        2,431,140
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............        (669,897)      (1,392,242)            --            (21,722)
  From realized capital gains
    on security transactions ..............            --               --               --                (72)
                                              -------------    -------------    -------------    -------------
Net decrease in net assets from
  distributions to shareholders ...........        (669,897)      (1,392,242)            --            (21,794)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............       4,494,136        9,712,122        5,548,004       11,727,145
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................         655,418        1,361,236             --             21,474
  Payments for shares redeemed ............      (6,809,312)     (10,591,440)        (943,845)      (1,359,538)
Net increase (decrease) in net assets from
  capital share transactions ..............      (1,659,758)         481,918        4,604,159       10,389,081
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS ..............       5,523,030        3,202,917        8,022,996       12,798,427

NET ASSETS
  Beginning of period .....................     132,921,539      129,718,622       32,025,415       19,226,988
                                              -------------    -------------    -------------    -------------
  End of period ...........................   $ 138,444,569    $ 132,921,539    $  40,048,411    $  32,025,415
                                              =============    =============    =============    =============


Undistributed net investment
  income ..................................   $       8,834    $      12,286    $      48,982    $      11,054
                                              =============    =============    =============    =============


Capital share activity
  Sold ....................................          93,010          207,826          468,210        1,101,273
  Reinvested ..............................          13,517           28,955             --              1,915
  Redeemed ................................        (140,419)        (228,716)         (78,583)        (130,709)
                                              -------------    -------------    -------------    -------------
  Net increase (decrease) in
    shares outstanding ....................         (33,892)           8,065          389,627          972,479
  Shares outstanding, beginning of period .       2,821,746        2,813,681        2,833,608        1,861,129
                                              -------------    -------------    -------------    -------------
  Shares outstanding, end of period .......       2,787,854        2,821,746        3,223,235        2,833,608
                                              =============    =============    =============    =============


See accompanying notes to financial statements.



                                                                                                              9

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                     GOVERNMENT STREET                  ALABAMA TAX FREE
                                                         BOND FUND                          BOND FUND

                                              SIX MONTHS                         SIX MONTHS
                                                ENDED             YEAR             ENDED              YEAR
                                             SEPTEMBER 30,        ENDED         SEPTEMBER 30,         ENDED
                                                2005            MARCH 31,           2005            MARCH 31,
                                              (UNAUDITED)          2005          (UNAUDITED)           2005
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $   1,127,257    $   2,116,554    $     545,506    $   1,143,433
  Net realized gains (losses) from
    security transactions .................         (12,178)         146,098                6           22,933
  Net change in unrealized appreciation/
    depreciation on investments ...........        (363,236)      (2,269,571)         (58,492)      (1,181,568)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from operations .........................         751,843           (6,919)         487,020          (15,202)
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income .....................      (1,432,365)      (2,826,223)        (537,951)      (1,140,113)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............       4,274,732        6,392,132        1,189,997        2,124,741
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................       1,371,182        2,700,878          397,607          845,985
  Payments for shares redeemed ............      (3,051,364)     (10,346,120)      (3,561,999)      (5,992,957)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
  capital share transactions ..............       2,594,550       (1,253,110)      (1,974,395)      (3,022,231)
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........................       1,914,028       (4,086,252)      (2,025,326)      (4,177,546)

NET ASSETS
  Beginning of period .....................      59,918,688       64,004,940       34,524,707       38,702,253
                                              -------------    -------------    -------------    -------------
  End of period ...........................   $  61,832,716    $  59,918,688    $  32,499,381    $  34,524,707
                                              =============    =============    =============    =============

UNDISTRIBUTED (IN EXCESS OF)
  NET INVESTMENT INCOME ...................   $  (1,065,834)   $    (760,726)   $      16,207    $       8,652
                                              =============    =============    =============    =============

Capital share activity
  Sold ....................................         210,531          309,184          112,356          198,966
  Reinvested ..............................          67,734          130,907           37,580           79,164
  Redeemed ................................        (150,349)        (500,688)        (336,674)        (556,252)
                                              -------------    -------------    -------------    -------------
  Net increase (decrease) in shares
    outstanding ...........................         127,916          (60,597)        (186,738)        (278,122)
  Shares outstanding, beginning of period .       2,953,102        3,013,699        3,272,990        3,551,112
                                              -------------    -------------    -------------    -------------
  Shares outstanding, end of period .......       3,081,018        2,953,102        3,086,252        3,272,990
                                              =============    =============    =============    =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================
                                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================================
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                            YEARS ENDED MARCH 31,
                                                2005      ----------------------------------------------------------------------
                                            (UNAUDITED)         2005         2004          2003           2002         2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .... $     47.11     $     46.10  $     34.13   $     45.55   $     45.14   $     57.07
                                            -----------     -----------  -----------   -----------   -----------   -----------

Income (loss) from investment operations:
  Net investment income ...................        0.24            0.50         0.32          0.28          0.21          0.19
  Net realized and unrealized
    gains (losses) on investments .........        2.55            1.01        11.97        (11.42)         0.41        (11.93)
                                            -----------     -----------  -----------   -----------   -----------   -----------
Total from investment operations ..........        2.79            1.51        12.29        (11.14)         0.62        (11.74)
                                            -----------     -----------  -----------   -----------   -----------   -----------

Less distributions:
  Dividends from net investment income ....       (0.24)          (0.50)       (0.32)        (0.28)        (0.21)        (0.19)
                                            -----------     -----------  -----------   -----------   -----------   -----------

Net asset value at end of period .......... $     49.66     $     47.11  $     46.10   $     34.13   $     45.55   $     45.14
                                            ===========     ===========  ===========   ===========   ===========   ===========

Total return (a) ..........................        5.94%(b)        3.27%       36.09%       (24.47%)        1.38%       (20.61%)
                                            ===========     ===========  ===========   ===========   ===========   ===========

Net assets at end of period (000's) ....... $   138,445     $   132,922  $   129,719   $    87,837   $   105,701   $    95,511
                                            ===========     ===========  ===========   ===========   ===========   ===========

Ratio of expenses to average net assets ...        0.78%(c)        0.76%        0.79%         0.81%         0.80%         0.80%

Ratio of net investment income
  to average net assets ...................        0.98%(c)        1.08%        0.77%         0.76%         0.47%         0.36%

Portfolio turnover rate ...................          14%(c)          13%          15%           12%           17%           11%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS

======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
======================================================================================================
                                                   SIX MONTHS
                                                      ENDED            YEAR            PERIOD
                                                    SEPT. 30,         ENDED             ENDED
                                                       2005          MARCH 31,         MARCH 31,
                                                   (UNAUDITED)         2005             2004(a)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $      11.30     $      10.33     $      10.00
                                                  ------------     ------------     ------------

Income from investment operations:
  Net investment income .......................           0.01             0.01             0.01
  Net realized and unrealized
    gains on investments ......................           1.11             0.97             0.68
                                                  ------------     ------------     ------------
Total from investment operations ..............           1.12             0.98             0.69
                                                  ------------     ------------     ------------

Less distributions:
  Dividends from net investment income ........             --            (0.01)           (0.01)
  Distributions from net realized gains .......             --            (0.00)(b)        (0.35)
                                                  ------------     ------------     ------------
Total distributions ...........................             --            (0.01)           (0.36)
                                                  ------------     ------------     ------------

Net asset value at end of period ..............   $      12.42     $      11.30     $      10.33
                                                  ============     ============     ============

Total return (c) ..............................           9.91%(d)         9.47%            6.83%(d)
                                                  ============     ============     ============

Net assets at end of period (000's) ...........   $     40,048     $     32,025     $     19,227
                                                  ============     ============     ============

Ratio of net expenses to average net assets (e)           1.10%(f)         1.10%            1.09%(f)

Ratio of net investment income
  to average net assets .......................           0.21%(f)         0.14%            0.11%(f)

Portfolio turnover rate .......................              5%(f)            6%             177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.12%(f), 1.23% and 1.71%(f) for the periods ended September 30, 2005, March 31, 2005 and March 31, 2004, respectively (Note 3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
========================================================================================================================
                                          SIX MONTHS
                                             ENDED
                                           SEPT. 30,                          YEARS ENDED MARCH 31,
                                              2005     -----------------------------------------------------------------
                                          (UNAUDITED)        2005         2004        2003        2002(a)       2001
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .. $    20.29     $    21.24   $    21.55   $    20.75   $    20.90   $    19.79
                                          ----------     ----------   ----------   ----------   ----------   ----------

Income (loss) from investment operations:
  Net investment income .................       0.38           0.71         0.81         0.99         1.07         1.23
  Net realized and unrealized
    gains (losses) on investments .......      (0.13)         (0.71)       (0.11)        0.92        (0.06)        1.11
                                          ----------     ----------   ----------   ----------   ----------   ----------
Total from investment operations ........       0.25           0.00         0.70         1.91         1.01         2.34
                                          ----------     ----------   ----------   ----------   ----------   ----------

Dividends from and/or in excess of
  net investment income .................      (0.47)         (0.95)       (1.01)       (1.11)       (1.16)       (1.23)
                                          ----------     ----------   ----------   ----------   ----------   ----------

Net asset value at end of period ........ $    20.07     $    20.29   $    21.24   $    21.55   $    20.75   $    20.90
                                          ==========     ==========   ==========   ==========   ==========   ==========

Total return (b) ........................       1.25%(c)       0.04%        3.34%        9.36%        4.88%       12.25%
                                          ==========     ==========   ==========   ==========   ==========   ==========

Net assets at end of period (000's) ..... $   61,833     $   59,919   $   64,005   $   58,665   $   53,688   $   49,180
                                          ==========     ==========   ==========   ==========   ==========   ==========

Ratio of expenses to average net assets .       0.71%(d)       0.71%        0.70%        0.71%        0.70%        0.69%

Ratio of net investment income
  to average net assets .................       3.67%(d)       3.44%        3.65%        4.62%        5.06%        6.12%

Portfolio turnover rate .................         32%(d)         28%          33%          39%          18%           9%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit  and  Accounting  Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income.  Had the Fund not adopted these new provisions, the net investment income per share
     would have been $1.16 and the ratio of net  investment  income to average  net assets  would have been 5.50%.   Per
     share  data  and  ratios  for  periods  prior  to  April  1,  2001 have not been restated to reflect this change in presentation.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over  the  period  covered,  which assumes any dividends or capital gains distributions are reinvested in  shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.




                                                                                                                      13

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
========================================================================================================================
                                          SIX MONTHS
                                             ENDED
                                           SEPT. 30,                          YEARS ENDED MARCH 31,
                                              2005     -----------------------------------------------------------------
                                          (UNAUDITED)       2005         2004         2003        2002(a)       2001
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .. $    10.55     $    10.90   $    10.89   $    10.40   $    10.55   $    10.13
                                          ----------     ----------   ----------   ----------   ----------   ----------

Income (loss) from investment operations:
  Net investment income .................       0.17           0.35         0.35         0.40         0.42         0.44
  Net realized and unrealized
    gains (losses) on investments .......      (0.02)         (0.36)        0.01         0.49        (0.15)        0.42
                                          ----------     ----------   ----------   ----------   ----------   ----------
Total from investment operations ........       0.15          (0.01)        0.36         0.89         0.27         0.86
                                          ----------     ----------   ----------   ----------   ----------   ----------

Dividends from net investment income ....      (0.17)         (0.34)       (0.35)       (0.40)       (0.42)       (0.44)
                                          ----------     ----------   ----------   ----------   ----------   ----------

Net asset value at end of period ........ $    10.53     $    10.55   $    10.90   $    10.89   $    10.40   $    10.55
                                          ==========     ==========   ==========   ==========   ==========   ==========

Total return (b) ........................       1.41%(c)      (0.06%)       3.40%        8.67%        2.61%        8.71%
                                          ==========     ==========   ==========   ==========   ==========   ==========

Net assets at end of period (000's) ..... $   32,499     $   34,525   $   38,702   $   34,729   $   31,603   $   28,091
                                          ==========     ==========   ==========   ==========   ==========   ==========


Ratio of net expenses to
  average net assets (d) ................       0.65%(e)       0.65%        0.65%        0.65%        0.65%        0.65%

Ratio of net investment income
  to average net assets .................       3.35%(e)       3.21%        3.26%        3.74%        4.02%        4.29%

Portfolio turnover rate .................          9%(e)          4%          10%           9%          10%           6%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.69%(e), 0.69%, 0.68%, 0.69%, 0.71% and 0.71% for the periods ended September 30, 2005, March 31, 2005, 2004, 2003, 2002 and 2001, respectively (Note 3).

(e)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 97.2%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 9.5%
      3,000  Abercrombie & Fitch Company ........................  $   149,550
     15,000  Best Buy Company, Inc. .............................      652,950
      3,000  Black & Decker Corporation (The) ...................      246,270
      2,000  BorgWarner, Inc. ...................................      112,920
      4,000  Chico's FAS, Inc. (a) ..............................      147,200
      4,000  Coach, Inc. (a) ....................................      125,440
     20,000  Comcast Corporation - Class A (a) ..................      587,600
     16,000  Gap, Inc. (The) ....................................      278,880
      4,000  Harrah's Entertainment, Inc. .......................      260,760
     62,500  Home Depot, Inc. ...................................    2,383,750
      4,000  J.C. Penney Company, Inc. ..........................      189,680
     17,000  Johnson Controls, Inc. .............................    1,054,850
      5,500  NIKE, Inc. - Class B ...............................      449,240
      5,500  Omnicom Group, Inc. ................................      459,965
     30,000  Staples, Inc. ......................................      639,600
     13,000  Starbucks Corporation (a) ..........................      651,300
     20,000  Target Corporation .................................    1,038,600
      5,000  Timberland Company (The) (a) .......................      168,900
     10,000  Time Warner, Inc. ..................................      181,100
     33,000  Viacom, Inc. - Class A .............................    1,096,260
     50,000  Walt Disney Company (The) ..........................    1,206,500
      3,000  Williams-Sonoma, Inc. (a) ..........................      115,050
     20,000  Yum! Brands, Inc. ..................................      968,200
                                                                   -----------
                                                                    13,164,565
                                                                   -----------
             CONSUMER STAPLES -- 9.7%
     33,000  Altria Group, Inc. .................................    2,432,430
     16,000  Anheuser-Busch Companies, Inc. .....................      688,640
     40,000  Avon Products, Inc. ................................    1,080,000
     14,000  Clorox Company (The) ...............................      777,560
      4,260  J.M. Smucker Company (The) .........................      206,780
     20,000  PepsiCo, Inc. ......................................    1,134,200
     42,000  Procter & Gamble Company (The) .....................    2,497,320
     30,000  SYSCO Corporation ..................................      941,100
     24,000  Unilever N.V. - ADR ................................    1,714,800
     25,000  Walgreen Company ...................................    1,086,250
     20,000  Wal-Mart Stores, Inc. ..............................      876,400
                                                                   -----------
                                                                    13,435,480
                                                                   -----------
             ENERGY -- 10.2%
     23,314  Apache Corporation .................................    1,753,679
     25,000  Baker Hughes, Inc. .................................    1,492,000
     33,082  BP plc - ADR .......................................    2,343,860
     26,000  Chevron Corporation ................................    1,682,980
     44,000  ConocoPhillips .....................................    3,076,040
     36,300  Exxon Mobil Corporation ............................    2,306,502
     10,000  Valero Energy Corporation ..........................    1,130,600
      8,000  XTO Energy, Inc. ...................................      362,560
                                                                   -----------
                                                                    14,148,221
                                                                   -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 16.9%
     45,080  Aegon N.V. - ARS ...................................  $   671,692
     45,000  AFLAC, Inc. ........................................    2,038,500
     32,000  American Express Company ...........................    1,838,080
     38,000  American International Group, Inc. .................    2,354,480
     72,870  Bank of America Corporation ........................    3,067,827
     35,000  BB&T Corporation ...................................    1,366,750
     40,000  Charles Schwab Corporation .........................      577,200
     11,000  CIT Group, Inc. ....................................      496,980
     25,000  Citigroup, Inc. ....................................    1,138,000
      7,000  Hartford Financial Services Group, Inc. (The) ......      540,190
     10,000  HSBC Holdings plc - ADR ............................      812,300
     40,000  MBNA Corporation ...................................      985,600
     14,000  Progressive Corporation ............................    1,466,780
     30,000  SLM Corporation ....................................    1,609,200
      3,000  St. Joe Company (The) ..............................      187,350
     55,000  Synovus Financial Corporation ......................    1,524,600
     75,000  U.S. Bancorp .......................................    2,106,000
     14,000  Wachovia Corporation ...............................      666,260
                                                                   -----------
                                                                    23,447,789
                                                                   -----------
             HEALTHCARE -- 14.9%
      5,000  Alcon, Inc. ........................................      639,400
     16,000  Amgen, Inc. (a) ....................................    1,274,720
     34,000  Becton, Dickinson & Company ........................    1,782,620
     31,750  Biomet, Inc. .......................................    1,102,043
     31,000  Cardinal Health, Inc. ..............................    1,966,640
     10,000  Caremark Rx, Inc. (a) ..............................      499,300
      2,000  Cerner Corporation (a) .............................      173,860
      3,000  Coventry Health Care, Inc. (a) .....................      258,060
     44,000  Elan Corporation (a) ...............................      389,840
     17,000  Eli Lilly & Company ................................      909,840
      3,000  Invitrogen Corporation (a) .........................      225,690
     20,000  Johnson & Johnson ..................................    1,265,600
     21,000  Medtronic, Inc. ....................................    1,126,020
     64,000  Pfizer, Inc. .......................................    1,598,080
      7,000  Techne Corporation (a) .............................      398,860
      4,000  Triad Hospitals, Inc. (a) ..........................      181,080
     72,000  UnitedHealth Group, Inc. ...........................    4,046,400
     28,000  WellPoint, Inc. (a) ................................    2,122,960
     10,000  Zimmer Holdings, Inc. (a) ..........................      688,900
                                                                   -----------
                                                                    20,649,913
                                                                   -----------
             INDUSTRIALS -- 11.9%
      5,000  3M Company .........................................      366,800
     24,200  Automatic Data Processing, Inc. ....................    1,041,568
     26,000  Caterpillar, Inc. ..................................    1,527,500
     12,500  Emerson Electric Company ...........................      897,500
     15,000  Fedex Corporation ..................................    1,306,950
     14,000  First Data Corporation .............................      560,000
     13,000  General Dynamics Corporation .......................    1,554,150
     96,000  General Electric Company ...........................    3,232,320

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 11.9% (CONTINUED)
      6,500  Illinois Tool Works, Inc. ..........................  $   535,145
     16,000  Ingersoll-Rand Company - Class A ...................      611,680
     10,000  Masco Corporation ..................................      306,800
     10,000  Norfolk Southern Corporation .......................      405,600
      1,150  PHH Corporation (a) ................................       31,579
     32,000  Quanta Services, Inc. (a) ..........................      408,320
      9,000  Ryder System, Inc. .................................      307,980
     10,000  Transocean, Inc. (a) ...............................      613,100
     53,786  Tyco International Ltd. ............................    1,497,940
     16,000  United Technologies Corporation ....................      829,440
     15,000  Waste Management, Inc. .............................      429,150
                                                                   -----------
                                                                    16,463,522
                                                                   -----------
             INFORMATION TECHNOLOGY -- 13.5%
      6,714  ADC Telecommunications, Inc. (a) ...................      153,482
     54,000  Adobe Systems, Inc. ................................    1,611,900
     18,979  Agilent Technologies, Inc. (a) .....................      621,562
     44,000  Applied Materials, Inc. ............................      746,240
     22,000  Broadcom Corporation - Class A (a) .................    1,032,020
     18,000  Celestica, Inc. (a) ................................      203,580
     67,000  Cisco Systems, Inc. (a) ............................    1,201,310
        132  Computer Associates International, Inc. ............        3,671
     27,500  Computer Sciences Corporation (a) ..................    1,301,025
     30,000  Corning, Inc. (a) ..................................      579,900
     20,000  Dell Computer Corporation (a) ......................      684,000
      5,000  Electronic Arts, Inc. (a) ..........................      284,450
      8,000  EMC Corporation (a) ................................      103,520
     20,000  Harmonic, Inc. (a) .................................      116,400
     30,000  Hewlett-Packard Company ............................      876,000
     65,100  Intel Corporation ..................................    1,604,715
     11,500  International Business Machines Corporation ........      922,530
     25,000  Kemet Corporation (a) ..............................      209,500
      8,000  Kla-Tencor Corporation .............................      390,080
     43,000  Microsoft Corporation ..............................    1,106,390
     15,000  Network Appliance, Inc. (a) ........................      356,100
     30,000  Scientific-Atlanta, Inc. ...........................    1,125,300
     23,608  Symantec Corporation (a) ...........................      534,957
      1,408  Symbol Technologies, Inc. ..........................       13,629
     33,000  Texas Instruments, Inc. ............................    1,118,700
     21,000  Waters Corporation (a) .............................      873,600
     31,000  Xilinx, Inc. .......................................      863,350
                                                                   -----------
                                                                    18,637,911
                                                                   -----------
             MATERIALS -- 4.9%
     24,000  Alcoa, Inc. ........................................      586,080
     12,000  Ball Corporation ...................................      440,880
     16,000  du Pont (E.I.) de NeMours & Company ................      626,720
     30,000  Florida Rock Industries, Inc. ......................    1,922,700
     10,000  Inco Ltd. ..........................................      473,500
     10,000  International Paper Company ........................      298,000
     10,000  Newmont Mining Corporation .........................      471,700

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 4.9% (CONTINUED)
      5,000  Nucor Corporation ..................................  $   294,950
      7,000  POSCO - ADR ........................................      395,920
      7,000  Praxair, Inc. ......................................      335,510
     40,000  Valspar Corporation ................................      894,400
                                                                   -----------
                                                                     6,740,360
                                                                   -----------
             TELECOMMUNICATION SERVICES -- 2.2%
     15,000  Bellsouth Corporation ..............................      394,500
     23,000  Nokia Oyj - ADR ....................................      388,930
     63,000  SBC Communications, Inc. ...........................    1,510,110
     35,000  Sprint Nextel Corporation ..........................      832,300
                                                                   -----------
                                                                     3,125,840
                                                                   -----------
             UTILITIES -- 3.5%
     75,980  Duke Energy Corporation ............................    2,216,337
     10,000  Public Service Enterprise Group, Inc. ..............      643,600
     54,000  Southern Company (The) .............................    1,931,040
                                                                   -----------
                                                                     4,790,977
                                                                   -----------

             TOTAL COMMON STOCKS (Cost $90,203,089).............. $134,604,578
                                                                   -----------

================================================================================
   SHARES    REAL ESTATE INVESTMENT TRUSTS -- 2.4%                    VALUE
--------------------------------------------------------------------------------
     27,200  Colonial Properties Trust ..........................  $ 1,209,856
     40,000  Plum Creek Timber Company, Inc. ....................    1,516,400
     10,000  Rayonier, Inc. .....................................      576,200
                                                                   -----------
             TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,205,403) $ 3,302,456
                                                                   -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 0.4%                                 VALUE
--------------------------------------------------------------------------------
$   518,000  U.S. Bancorp N.A., discount, due 10/03/2005
               (Cost $517,897)...................................  $   517,897
                                                                   -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------

        810  First American Treasury Obligation Fund - Class A
               (Cost $810).......................................  $       810
                                                                   -----------

             TOTAL INVESTMENTS AT VALUE -- 100.0%
               (Cost $92,927,199)................................ $138,425,741

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%.......       18,828
                                                                   -----------

             NET ASSETS -- 100.0%................................ $138,444,569
                                                                   ===========


(a) Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
   SHARES    COMMON STOCKS -- 92.7%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 13.2%
      2,900  Abercrombie & Fitch Company - Class A ..............  $   144,565
      5,400  AGL Resources, Inc. ................................      200,394
      5,100  ArvinMeritor, Inc. .................................       85,272
      6,000  Barnes & Noble, Inc. ...............................      226,200
      5,100  Belo Corporation - Class A .........................      116,586
      5,700  BJ's Wholesale Club, Inc. (a) ......................      158,460
      1,300  Black & Decker Corporation (The) ...................      106,717
      3,500  BorgWarner, Inc. ...................................      197,610
      2,500  Callaway Golf Company ..............................       37,725
      3,200  CBRL Group, Inc. ...................................      107,712
      6,000  Chicos FAS, Inc. (a) ...............................      220,800
      5,500  Claire's Stores, Inc. ..............................      132,715
      8,600  Coach, Inc. (a) ....................................      269,696
      2,200  Corporate Executive Board Company (The) ............      171,556
      4,500  Darden Restaurants, Inc. ...........................      136,665
      4,000  Education Management Corporation (a) ...............      128,960
      5,600  Entercom Communications Corporation (a) ............      176,904
      4,100  Fastenal Company ...................................      250,469
      3,100  GameStop Corporation (a) ...........................       88,009
      1,700  Harrah's Entertainment, Inc. .......................      110,823
      5,500  Herman Miller, Inc. ................................      166,650
      1,900  International Speedway Corporation - Class A .......       99,693
      1,800  Lear Corporation ...................................       61,146
      1,400  Lee Enterprises, Inc. ..............................       59,472
      4,000  Limited Brands, Inc. ...............................       81,720
      2,500  Modine Manufacturing Company .......................       91,700
      3,100  Mohawk Industries, Inc. (a) ........................      248,775
      2,000  Neiman Marcus Group, Inc. - Class A ................      199,900
      4,600  O'Reilly Automotive, Inc. (a) ......................      129,628
      4,000  Pacific Sunwear of California, Inc. (a) ............       85,760
        589  Proliance International, Inc. (a) ..................        3,228
      3,200  Ruby Tuesday, Inc. .................................       69,632
      6,000  Saks, Inc. (a) .....................................      111,000
      2,500  Thor Industries, Inc. ..............................       85,000
      6,500  Timberland Company (The) (a) .......................      219,570
      9,000  Urban Outfitters, Inc. (a) .........................      264,600
      6,000  Williams-Sonoma, Inc. (a) ..........................      230,100
                                                                   -----------
                                                                     5,275,412
                                                                   -----------
             CONSUMER STAPLES -- 4.6%
      7,000  Church & Dwight Company, Inc. ......................      258,580
      8,600  Constellation Brands, Inc. (a) .....................      223,600
      6,000  Dean Foods Company (a) .............................      233,160
      7,500  Hormel Foods Corporation ...........................      247,425
      3,700  J.M. Smucker Company ...............................      179,598
      9,000  PepsiAmericas, Inc. ................................      204,570
      1,200  TreeHouse Foods, Inc. (a) ..........................       32,256
     11,900  Tyson Foods, Inc. ..................................      214,795
      1,800  Whole Foods Market, Inc. ...........................      242,010
                                                                   -----------
                                                                     1,835,994
                                                                   -----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 92.7% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ENERGY -- 14.1%
      8,600  Airgas, Inc. .......................................  $   254,818
      5,000  Arch Coal, Inc. ....................................      337,500
      3,000  Cabot Corporation ..................................       99,030
      2,380  Cooper Cameron Corporation (a) .....................      175,953
     12,400  Equitable Resources, Inc. ..........................      484,344
      6,000  FMC Technologies, Inc. (a) .........................      252,660
      4,200  Forest Oil Corporation (a) .........................      218,820
      3,010  Lone Star Technologies, Inc. (a) ...................      167,326
      8,200  Murphy Oil Corporation .............................      408,934
      2,800  Newfield Exploration Company (a) ...................      137,480
      2,350  Noble Corporation ..................................      160,881
      5,200  Patterson-UTI Energy, Inc. .........................      187,616
      3,360  Peabody Energy Corporation .........................      283,416
      3,800  Pogo Producing Company .............................      223,972
      5,000  Pride International, Inc. (a) ......................      142,550
      6,300  SCANA Corporation ..................................      266,112
      4,740  Smith International, Inc. ..........................      157,889
     10,800  Valero Energy Corporation ..........................    1,221,048
     10,733  XTO Energy, Inc. ...................................      486,420
                                                                   -----------
                                                                     5,666,769
                                                                   -----------
             FINANCIALS -- 14.0%
      5,600  American Financial Group, Inc. .....................      190,008
      5,800  AmerUs Group Company ...............................      332,746
      7,300  Associated Banc-Corp ...............................      222,504
      6,000  Bank of Hawaii Corporation .........................      295,320
      9,750  Berkley (W.R.) Corporation .........................      384,930
      4,000  Brown & Brown, Inc. ................................      198,760
      4,000  ChoicePoint, Inc. (a) ..............................      172,680
      5,200  Compass Bancshares, Inc. ...........................      238,316
      5,600  Cullen/Frost Bankers, Inc. .........................      276,304
     10,200  Eaton Vance Corporation ............................      253,164
      2,600  Everest Re Group, Ltd. .............................      254,540
     11,550  HCC Insurance Holdings, Inc. .......................      329,522
      5,200  Investors Financial Services Corporation ...........      171,080
      5,000  Jefferies Group, Inc. ..............................      217,750
      3,550  Legg Mason, Inc. ...................................      389,400
      4,900  Mercantile Bankshares Corporation ..................      264,012
     10,100  New York Community Bancorp, Inc. ...................      165,640
      4,200  St. Joe Company (The) ..............................      262,290
     10,000  TCF Financial Corporation ..........................      267,500
      3,381  TD Banknorth, Inc. .................................      101,903
      1,622  Toronto-Dominion Bank (The) ........................       79,997
      7,777  Washington Federal, Inc. ...........................      175,449
      3,500  Westamerica Bancorporation .........................      180,775
      5,200  Wilmington Trust Corporation .......................      189,540
                                                                   -----------
                                                                     5,614,130
                                                                   -----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 92.7% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 12.9%
      1,500  Affymetrix, Inc. (a) ...............................  $    69,345
      1,000  Alcon, Inc. ........................................      127,880
      3,950  Barr Pharmaceuticals, Inc. (a) .....................      216,934
      1,500  Beckman Coulter, Inc. ..............................       80,970
      2,000  Cerner Corporation (a) .............................      173,860
      3,000  Charles River Laboratories International, Inc. (a) .      130,860
      9,100  Community Health Systems, Inc. (a) .................      353,171
      9,200  Covance, Inc. (a) ..................................      441,508
      5,500  Coventry Health Care, Inc. (a) .....................      473,110
      2,800  DENTSPLY International, Inc. .......................      151,256
      1,000  Fresenius Medical Care AG - ADR ....................       30,380
      8,800  Gilead Sciences, Inc. (a) ..........................      429,088
      2,800  Henry Schein, Inc. (a) .............................      119,336
      2,400  Hillenbrand Industries, Inc. .......................      112,920
      4,000  Invitrogen Corporation (a) .........................      300,920
      1,000  LCA-Vision, Inc. ...................................       37,120
      4,000  LifePoint Hospitals, Inc. (a) ......................      174,920
      9,700  Mylan Laboratories, Inc. ...........................      186,822
      5,100  Omnicare, Inc. .....................................      286,773
      3,200  Par Pharmeutical Companies, Inc. (a) ...............       85,184
      1,000  Perrigo Company ....................................       14,310
      5,400  Protein Design Labs, Inc. (a) ......................      151,200
      4,000  Renal Care Group, Inc. (a) .........................      189,280
      4,000  Techne Corporation (a) .............................      227,920
      3,000  Triad Hospitals, Inc. (a) ..........................      135,810
      4,686  UnitedHealth Group, Inc. ...........................      263,353
      5,100  Varian Medical Systems, Inc. (a) ...................      201,501
                                                                   -----------
                                                                     5,165,731
                                                                   -----------
             INDUSTRIALS -- 11.2%
      3,100  Alexander & Baldwin, Inc. ..........................      165,044
      4,700  Alliance Data Systems Corporation (a) ..............      184,005
      5,800  AMETEK, Inc. .......................................      249,226
      2,400  Carlisle Companies, Inc. ...........................      152,568
      3,600  C.H. Robinson Worldwide, Inc. ......................      230,832
      6,000  Donaldson Company, Inc. ............................      183,180
      4,000  Energizer Holding, Inc. (a) ........................      226,800
      3,200  Expeditors International of Washington, Inc. .......      181,696
      6,000  Graco, Inc. ........................................      205,680
      2,000  Granite Construction, Inc. .........................       76,480
      5,500  Harte-Hanks, Inc. ..................................      145,365
      3,500  International Rectifier Corporation (a) ............      157,780
      3,300  Jacobs Engineering Group, Inc. (a) .................      222,420
      4,500  JetBlue Airways Corporation (a) ....................       79,200
      4,500  Leggett & Platt, Inc. ..............................       90,900
      3,400  Lennar Corporation .................................      203,184
      3,900  Manpower, Inc. .....................................      173,121
      7,500  Overseas Shipholding Group, Inc. ...................      437,475
      4,700  Silicon Laboratories, Inc. (a) .....................      142,833
      5,000  SPX Corporation ....................................      229,750

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 92.7% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 11.2% (CONTINUED)
      4,800  Stericycle, Inc. (a) ...............................  $   274,320
      8,000  Swift Transportation Company, Inc. (a) .............      141,600
      6,000  Trinity Industries, Inc. ...........................      242,940
      2,000  Zebra Technologies Corporation (a) .................       78,180
                                                                   -----------
                                                                     4,474,579
                                                                   -----------
             INFORMATION TECHNOLOGY -- 12.9%
      6,333  Activision, Inc. (a) ...............................      129,510
      7,500  Acxiom Corporation .................................      140,400
      3,500  Advent Software, Inc. (a) ..........................       94,290
      3,500  Affiliated Computer Services, Inc. (a) .............      191,100
      2,800  Anteon International Corporation (a) ...............      119,728
      7,000  Arrow Electronics, Inc. (a) ........................      219,520
      3,200  CDW Corporation ....................................      188,544
      6,000  CheckFree Corporation (a) ..........................      226,920
      3,400  Cognizant Technology Solutions Corporation (a) .....      158,406
      6,000  Cree, Inc. (a) .....................................      150,120
      3,200  Diebold, Inc. ......................................      110,272
      4,000  DST Systems, Inc. (a) ..............................      219,320
      3,000  Dun & Bradstreet Corporation (a) ...................      197,610
      2,000  Emmis Communications Corporation - Class A (a) .....       44,180
      3,400  Fair Isaac Corporation .............................      152,320
      8,500  GTECH Holdings Corporation .........................      272,510
      1,200  Harman International Industries, Inc. ..............      122,724
      5,500  Harris Corporation .................................      229,900
      6,500  Integrated Device Technology, Inc. (a) .............       69,810
      7,900  Jack Henry & Associates, Inc. ......................      153,260
      3,500  L-3 Communications Holdings, Inc. ..................      276,745
      7,000  Lam Research Corporation (a) .......................      213,290
      6,500  Macrovision Corporation (a) ........................      124,150
      4,500  McAfee, Inc. (a) ...................................      141,390
      5,200  Microchip Technology, Inc. .........................      156,624
      6,500  National Instruments Corporation ...................      160,160
      4,500  Plantronics, Inc. ..................................      138,645
      8,000  RSA Security, Inc. (a) .............................      101,680
      8,000  SanDisk Corporation (a) ............................      386,000
      9,500  Semtech Corporation (a) ............................      156,465
      5,500  Synopsys, Inc. (a) .................................      103,950
                                                                   -----------
                                                                     5,149,543
                                                                   -----------
             MATERIALS -- 4.6%
      5,700  Albemarle Corporation ..............................      214,890
      1,700  Eagle Materials, Inc. ..............................      206,329
      4,000  Martin Marietta Materials, Inc. ....................      313,840
      4,300  Potlatch Corporation ...............................      224,116
      3,600  Scotts Miracle-Gro Company (The) - Class A .........      316,548
      8,900  Sonoco Products Company ............................      243,059
      5,000  Steel Dynamics, Inc. ...............................      169,800
      8,000  Valspar Corporation (The) ..........................      178,880
                                                                   -----------
                                                                     1,867,462
                                                                   -----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 92.7% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 1.5%
      6,900  ADC Telecommunications, Inc. (a) ...................  $   157,734
      6,200  ADTRAN, Inc. .......................................      195,300
      3,300  Telephone & Data Systems, Inc. .....................      128,700
      3,300  Telephone & Data Systems, Inc. - Special Shares ....      123,915
                                                                   -----------
                                                                       605,649
                                                                   -----------
             UTILITIES -- 3.7%
      8,300  Alliant Energy Corporation .........................      241,779
      3,300  Aqua America, Inc. .................................      125,466
      7,600  Energy East Corporation ............................      191,444
      3,690  Great Plains Energy, Inc. ..........................      110,368
      6,000  Hawaiian Electric Industries, Inc. .................      167,280
      7,900  Pepco Holdings, Inc. ...............................      183,833
      6,200  Wisconsin Energy Corporation .......................      247,504
      3,500  WPS Resources Corporation ..........................      202,300
                                                                   -----------
                                                                     1,469,974
                                                                   -----------

             TOTAL COMMON STOCKS (Cost $30,946,476)..............  $37,125,243
                                                                   -----------

================================================================================
   SHARES    REAL ESTATE INVESTMENT TRUSTS -- 1.1%                    VALUE
--------------------------------------------------------------------------------
      4,600  Liberty Property Trust .............................  $   195,684
      4,000  Rayonier, Inc. .....................................      230,480
                                                                   -----------

             TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $403,125).  $   426,164
                                                                   -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 6.1%                                 VALUE
--------------------------------------------------------------------------------

$   558,000  Prudential Funding, discount, due 10/03/2005 .......  $   557,888
  1,900,000  U.S. Bancorp N.A., discount, due 10/03/2005 ........    1,899,620
                                                                   -----------

             TOTAL COMMERCIAL PAPER (Cost $2,457,508)............  $ 2,457,508
                                                                   -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
        770  First American Treasury Obligation Fund - Class A
               (Cost $770).......................................  $       770
                                                                   -----------

             TOTAL INVESTMENTS AT VALUE -- 99.9%
               (Cost $33,807,879) ...............................  $40,009,685

             OTHER ASSETS IN EXCESS OF  LIABILITIES -- 0.1% .....       38,726
                                                                   -----------

             NET ASSETS -- 100.0%................................  $40,048,411
                                                                   ===========


(a) Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
 PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS -- 20.3%            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 2.3%
$   750,000  5.50%, due 02/15/2008 ..............................  $   772,734
    100,000  5.625%, due 05/15/2008 .............................      103,527
    500,000  5.00%, due 02/15/2011 ..............................      518,418
                                                                   -----------
                                                                     1,394,679
                                                                   -----------
             FEDERAL FARM CREDIT BANK BONDS -- 1.4%
    500,000  6.00%, due 01/07/2008 ..............................      516,933
    300,000  6.28%, due 11/26/2012 ..............................      330,616
                                                                   -----------
                                                                       847,549
                                                                   -----------
             FEDERAL HOME LOAN BANK BONDS -- 11.7%
  1,000,000  5.375%, due 04/07/2010 .............................    1,003,530
  1,000,000  5.75%, due 04/20/2010 ..............................    1,013,451
  2,000,000  5.00%, due 08/16/2011 ..............................    1,990,808
    200,000  5.625%, due 11/15/2011 .............................      210,091
  2,000,000  6.00%, due 12/28/2011 ..............................    2,036,478
  1,000,000  5.00%, due 06/13/2012 ..............................      989,811
                                                                   -----------
                                                                     7,244,169
                                                                   -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 3.3%
  1,000,000  7.125%, due 03/15/2007 .............................    1,038,011
  1,000,000  7.40%, due 10/30/2014 ..............................    1,032,283
                                                                   -----------
                                                                     2,070,294
                                                                   -----------
             STUDENT LOAN MARKETING ASSOCIATION BOND -- 1.6%
  1,000,000  5.125%, due 08/27/2012 .............................    1,010,461
                                                                   -----------

             TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
               (Cost $12,567,881)................................  $12,567,152
                                                                   -----------

================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 24.5%                      VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 14.6%
$       799  Pool #15032, 7.50%, due 02/15/2007 .................  $       848
     69,151  Pool #438434, 6.50%, due 01/15/2013 ................       71,953
    310,405  Pool #498359, 6.00%, due 02/15/2014 ................      321,139
     34,382  Pool #470177, 7.00%, due 03/15/2014 ................       36,091
     34,511  Pool #518403, 7.00%, due 09/15/2014 ................       36,227
      2,248  Pool #170784, 8.00%, due 12/15/2016 ................        2,407
      1,107  Pool #181540, 8.00%, due 02/15/2017 ................        1,185
    603,524  Pool #581879, 6.50%, due 03/15/2017 ................      627,977
  1,135,861  Pool #590361, 6.00%, due 07/15/2017 ................    1,175,139
    705,266  Pool #553051, 5.50%, due 02/15/2018 ................      721,279
    591,676  Pool #607757, 5.50%, due 03/15/2018 ................      605,110
    824,847  Pool #606780, 5.50%, due 04/15/2018 ................      843,575
  1,527,170  Pool #610364, 5.00%, due 07/15/2018 ................    1,535,119
     42,494  Pool #493659, 6.50%, due 12/15/2018 ................       44,215
    108,581  Pool #476695, 6.50%, due 10/15/2023 ................      112,980
     46,636  Pool #366710, 6.50%, due 02/15/2024 ................       48,525
     43,144  Pool #453826, 7.25%, due 09/15/2027 ................       45,537

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   MORTGAGE-BACKED SECURITIES -- 24.5% (CONTINUED)          VALUE
--------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 14.6% (CONTINUED)
$    71,748  Pool #412360, 7.00%, due 11/15/2027 ................  $    75,439
    281,079  Pool #447408, 7.00%, due 01/15/2028 ................      295,538
     22,436  Pool #454162, 7.00%, due 05/15/2028 ................       23,591
    155,500  Pool #780825, 6.50%, due 07/15/2028 ................      161,798
     35,591  Pool #2617, 7.50%, due 07/20/2028 ..................       37,611
     33,591  Pool #158794, 7.00%, due 09/15/2028 ................       35,319
     32,514  Pool #486760, 6.50%, due 12/15/2028 ................       33,831
    105,667  Pool #781096, 6.50%, due 12/15/2028 ................      109,947
    106,799  Pool #781136, 7.00%, due 12/15/2028 ................      112,293
     79,492  Pool #506618, 7.00%, due 03/15/2029 ................       83,581
    307,769  Pool #536619, 6.50% due 09/15/2029 .................      320,236
     16,714  Pool #511562, 7.50%, due 07/15/2030 ................       17,746
    130,621  Pool #448316, 6.50% due 04/15/2031 .................      135,912
     59,565  Pool #530606, 6.50% due 04/15/2031 .................       61,977
     45,650  Pool #545820, 7.00% due 06/15/2031 .................       47,998
    264,701  Pool #781330, 6.00%, due 09/15/2031 ................      271,173
    114,636  Pool #3228, 6.50%, due 04/20/2032 ..................      118,706
    151,022  Pool #569903, 6.50%, due 06/15/2032 ................      157,140
    566,404  Pool #595934, 6.00%, due 09/15/2032 ................      580,253
    138,698  Pool #3927, 6.00%, due 11/20/2032 ..................      142,090
                                                                   -----------
                                                                     9,051,485
                                                                   -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.2%
  1,262,647  Pool #01173, 5.50%, due 06/01/2017 .................    1,281,450
  1,939,109  Pool #G18056, 5.00%, due 06/01/2020 ................    1,934,659
                                                                   -----------
                                                                     3,216,109
                                                                   -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.7%
    933,223  Pool #635149, 5.50%, due 07/01/2017 ................      947,120
  1,970,848  Pool #255808, 5.00%, due 07/01/2025 ................    1,945,098
                                                                   -----------
                                                                     2,892,218
                                                                   -----------

             TOTAL MORTGAGE-BACKED SECURITIES (Cost $15,287,009)   $15,159,812
                                                                   -----------

================================================================================
 PAR VALUE   CORPORATE BONDS -- 47.6%                                 VALUE
--------------------------------------------------------------------------------
             FINANCE -- 27.6%
             Banc One Corporation,
$ 1,000,000    6.875%, due 08/01/2006 ...........................  $ 1,018,379
                                                                   -----------

             Bank of America Corporation,
    750,000    7.125%, due 03/01/2009 ...........................      805,194
                                                                   -----------

             CIT Group, Inc.,
  2,000,000    4.75%, due 12/15/2010 ............................    1,988,744
                                                                   -----------

             Credit Suisse First Boston (USA), Inc.,
  2,000,000    4.70%, due 06/01/2009 ............................    1,996,794
                                                                   -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 47.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             FINANCE -- 27.6% (CONTINUED)
             General Electric Capital Corporation,
$ 2,500,000    5.00%, due 02/15/2007 ............................  $ 2,518,070
                                                                   -----------

             H.J. Heinz Finance Company,
  1,000,000    6.00%, due 03/15/2012 ............................    1,053,455
                                                                   -----------

             Household Finance Company,
  1,000,000    7.25%, due 05/15/2006 ............................    1,016,700
                                                                   -----------

             International Lease Finance Corporation,
  2,000,000    5.625%, due 06/01/2007 ...........................    2,028,364
                                                                   -----------

             JPMorgan Chase & Company,
  1,000,000    4.50%, due 01/15/2012 ............................      976,342
                                                                   -----------

             Merrill Lynch & Company, Inc.,
  1,000,000    7.00%, due 04/27/2008 ............................    1,053,965
    500,000    6.00%, due 02/17/2009 ............................      520,116
                                                                   -----------
                                                                     1,574,081
                                                                   -----------
             SouthTrust Bank of Alabama, N.A.,
    737,000    7.00%, due 11/15/2008 ............................      803,020
                                                                   -----------

             Washington Mutual , Inc.,
  1,300,000    4.20%, due 01/15/2010 ............................    1,268,666
                                                                   -----------

             TOTAL FINANCE CORPORATE BONDS.......................   17,047,809
                                                                   -----------

             INDUSTRIAL -- 14.5%
             Abbott Laboratories,
  1,370,000    6.40%, due 12/01/2006 ............................    1,399,839
                                                                   -----------

             Anheuser Busch Companies, Inc.,
  1,800,000    5.125%, due 10/01/2008 ...........................    1,830,091
                                                                   -----------

             Ford Motor Company,
  1,000,000    7.25%, due 10/01/2008 ............................      965,000
                                                                   -----------

             General Dynamics Corporation,
  1,750,000    4.50%, due 08/15/2010 ............................    1,738,606
                                                                   -----------

             General Motors Corporation,
    565,000    7.10%, due 03/15/2006 ............................      566,413
                                                                   -----------

             Home Depot, Inc.,
  1,000,000    4.625%, due 08/15/2010 ...........................      999,723
                                                                   -----------

             Wal-Mart Stores, Inc.,
  1,500,000    4.375%, due 07/12/2007 ...........................    1,498,603
                                                                   -----------

             TOTAL INDUSTRIAL CORPORATE BONDS....................    8,998,275
                                                                   -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE   CORPORATE BONDS -- 47.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             UTILITY -- 5.5%
             Alabama Power Company,
$ 1,540,000    5.49%, due 11/01/2005 ............................  $ 1,541,785
                                                                   -----------

             AT&T Corporation,
  1,000,000    6.00%, due 03/15/2009 ............................    1,028,257
                                                                   -----------

             BellSouth Capital Funding Corporation,
    750,000    7.75%, due 02/15/2010 ............................      835,628
                                                                   -----------

             TOTAL UTILITY CORPORATE BONDS.......................    3,405,670
                                                                   -----------

             TOTAL CORPORATE BONDS (Cost $29,560,669)............  $29,451,754
                                                                   -----------

================================================================================
 PAR VALUE   MUNICIPAL OBLIGATIONS -- 1.9%                            VALUE
--------------------------------------------------------------------------------
             Alabama State Public School & College Auth.,
$ 1,050,000    7.15%, due 09/01/2009 (Cost $1,035,464) ..........  $ 1,141,927
                                                                   -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 6.4%                                 VALUE
--------------------------------------------------------------------------------
$   930,000    Prudential Funding, discount, due 10/03/2005 .....  $   929,814
  3,000,000    U.S. Bancorp N.A., discount, due 10/03/2005 ......    2,999,400
                                                                   -----------

             TOTAL COMMERICAL PAPER (Cost $3,929,214)............  $ 3,929,214
                                                                   -----------

================================================================================
  SHARES     MONEY MARKET FUNDS -- 0.0%                               VALUE
--------------------------------------------------------------------------------
      1,290  First American Treasury Obligation Fund - Class A
               (Cost $1,290).....................................  $     1,290
                                                                   -----------

             TOTAL INVESTMENTS AT VALUE -- 100.7%
               (Cost $62,381,527)................................  $62,251,149

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7)%.....     (418,433)
                                                                   -----------

             NET ASSETS -- 100.0%................................  $61,832,716
                                                                   ===========

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.7%                           VALUE
--------------------------------------------------------------------------------
             Alabama Special Care Facilities Financing Auth.,
             Birmingham, Rev.,
$   500,000    4.50%, due 11/01/2009, ETM .......................  $   521,330
    400,000    5.375%, due 11/01/2012, ETM ......................      404,620
                                                                   -----------
                                                                       925,950
                                                                   -----------
             Alabama Special Care Facilities Financing Auth.,
             Mobile Hospital, Rev.,
    250,000    4.50%, due 11/01/2010, ETM .......................      261,593
                                                                   -----------

             Alabama State, GO,
    500,000    3.00%, due 09/01/2007 ............................      500,485
    500,000    5.00%, due 06/01/2008 ............................      524,625
                                                                   -----------
                                                                     1,025,110
                                                                   -----------
             Alabama State Public School & College Auth., Capital Improvements, Rev.,
    275,000    5.25%, due 11/01/2005 ............................      275,566
    305,000    5.00%, due 12/01/2005 ............................      306,122
    300,000    5.00%, due 02/01/2010 ............................      320,121
    305,000    5.125%, due 11/01/2010 ...........................      325,118
    475,000    5.00%, due 11/01/2012 ............................      504,602
    250,000    5.625%, due 07/01/2013 ...........................      273,010
    600,000    5.125%, due 11/01/2013 ...........................      639,576
    525,000    5.125%, due 11/01/2015 ...........................      559,519
                                                                   -----------
                                                                     3,203,634
                                                                   -----------
             Alabama State Public School & College Auth., Rev.,
    325,000    5.00%, due 05/01/2010 ............................      347,756
                                                                   -----------

             Alabama Water Pollution Control Auth., Rev.,
    200,000    4.65%, due 8/15/2008 .............................      208,094
    500,000    5.00%, due 08/15/2010 ............................      536,640
                                                                   -----------
                                                                       744,734
                                                                   -----------
             Athens, AL, Electric Revenue Warrants,
    500,000    3.00%, due 06/01/2011 ............................      482,905
                                                                   -----------

             Athens, AL, School Warrants,
    335,000    5.05%, due 08/01/2015 ............................      353,505
                                                                   -----------

             Auburn, AL, Capital Improvements, School Warrants,
    225,000    5.00%, due 08/01/2012 ............................      243,432
                                                                   -----------

             Auburn, AL, GO,
    300,000    4.00%, due 08/01/2007 ............................      305,025
    285,000    4.25%, due 08/01/2009 ............................      294,567
                                                                   -----------
                                                                       599,592
                                                                   -----------
             Auburn, AL, Water Works Board, Rev.,
    335,000    5.00%, due 07/01/2015 ............................      359,854
                                                                   -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.7% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Auburn University, AL, General Fee Rev.,
$   300,000    4.00%, due 06/01/2008 ............................  $   306,447
    400,000    4.45%, due 06/01/2011 ............................      413,452
                                                                   -----------
                                                                       719,899
                                                                   -----------
             Baldwin Co., AL, Board of Education, Revenue Warrants,
    200,000    5.20%, due 06/01/2009 ............................      206,358
    300,000    5.00%, due 06/01/2010 ............................      319,950
                                                                   -----------
                                                                       526,308
                                                                   -----------
             Baldwin Co., AL, GO,
    400,000    5.00%, due 02/01/2007 ............................      410,595
    500,000    4.50%, due 11/01/2008 ............................      518,155
    200,000    4.55%, due 02/01/2009 ............................      207,054
                                                                   -----------
                                                                     1,135,804
                                                                   -----------
             Birmingham, AL, Industrial Water Board, Rev.,
    100,000    6.00%, due 07/01/2007 ............................      104,278
                                                                   -----------

             Birmingham, AL, Series B, GO,
    300,000    3.00%, due 07/01/2006 ............................      300,258
                                                                   -----------

             Birmingham, AL, Special Care Facilities Financing
             Authority, Rev.,
    200,000    5.00%, due 06/01/2006 ............................      202,646
    300,000    3.70%, due 06/01/2009 ............................      303,174
                                                                   -----------
                                                                       505,820
                                                                   -----------
             Decatur, AL, GO, Warrants,
    300,000    4.00%, due 07/01/2008 ............................      306,582
    300,000    5.00%, due 06/01/2009 ............................      309,879
                                                                   -----------
                                                                       616,461
                                                                   -----------
             Decatur, AL, Water Rev.,
    100,000    5.00%, due 05/01/2014 ............................      106,322
                                                                   -----------

             Dothan, AL, GO,
    500,000    5.50%, due 09/01/2014 ............................      542,920
                                                                   -----------

             Fairhope, AL, Utilities Rev.,
    225,000    2.50%, due 12/01/2006 ............................      222,507
                                                                   -----------

             Fairhope, AL, Warrants,
    200,000    4.00%, due 06/01/2009 ............................      205,142
    295,000    5.10%, due 06/01/2014 ............................      317,544
                                                                   -----------
                                                                       522,686
                                                                   -----------
             Florence, AL, Electric Revenue Warrants,
    500,000    5.00%, due 06/01/2009 ............................      530,015
                                                                   -----------

             Florence, AL, School Warrants,
    200,000    4.65%, due 12/01/2012 ............................      210,078
                                                                   -----------

             Foley, AL, Utilities Board, Rev.,
    500,000    4.00%, due 11/01/2007 ............................      509,590
                                                                   -----------


THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.7% (CONTINUED)                  VALUE
-----------------------------------------------------------------------------------
             Greenville, AL, GO,
$   300,000    5.10%, due 12/01/2009 ............................     $   313,323
                                                                      -----------

             Homewood, AL, Board of Education, Capital Outlay Warrants,
    300,000    4.00%, due 02/01/2007 ............................         303,903
                                                                      -----------

             Homewood, AL, GO,
    500,000    5.00%,due 09/01/2014 .............................         539,245
                                                                      -----------

             Hoover, AL, Board of Education, Special Tax,
    300,000    3.00%, due 02/15/2006 ............................         300,162
                                                                      -----------

             Houston Co., AL, GO,
    300,000    5.60%, due 10/15/2014 ............................         332,100
                                                                      -----------

             Huntsville, AL, Capital Improvements, GO,
    100,000    3.25%, due 11/01/2010 ............................          99,441
                                                                      -----------

             Huntsville, AL, Electric Systems, Rev.,
    250,000    4.80%, due 12/01/2012 ............................         262,485
                                                                   -----------

             Huntsville, AL, GO,
    200,000    4.50%, due 08/01/2007 ............................         205,266
    190,000    4.10%, due 11/01/2008 ............................         195,248
    400,000    5.50%, due 08/01/2009 ............................         432,240
    500,000    5.00%, due 08/01/2011 ............................         539,670
    250,000    5.25%, due 11/01/2011 ............................         266,270
    250,000    5.25%, due 11/01/2012 ............................         266,270
                                                                      -----------
                                                                        1,904,964
                                                                      -----------
             Huntsville, AL, Water Systems, Rev.,
    200,000    4.70%, due 11/01/2013 ............................         207,028
                                                                      -----------

             Madison, AL, Warrants,
    200,000    4.40%, due 02/01/2011 ............................         207,542
    400,000    4.85%, due 02/01/2013 ............................         420,184
                                                                      -----------
                                                                          627,726
                                                                      -----------
             Madison Co., AL, Board of Education, Capital Outlay
             Tax Antic. Warrants,
    400,000    5.20%, due 03/01/2011 ............................         431,040
                                                                      -----------

             Madison Co., AL, Water Rev.,
    290,000    4.00%, due 07/01/2007 ............................         294,756
    300,000    4.00%, due 07/01/2008 ............................         306,582
                                                                      -----------
                                                                          601,338
                                                                      -----------
             Mobile, AL, GO,
    180,000    5.75%, due 02/15/2016, prerefunded 02/15/2006 @ 102        185,533
    275,000    6.20%, due 02/15/2007, ETM .......................         286,509
                                                                      -----------
                                                                          472,042
                                                                      -----------

30

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.7% (CONTINUED)                  VALUE
-----------------------------------------------------------------------------------
             Mobile Co., AL, Gas Tax Antic. Warrants,
$   250,000    3.55%, due 02/01/2009 ............................     $   250,985
                                                                      -----------

             Mobile Co., AL, Warrants,
    300,000    5.00%, due 02/01/2006 ............................         302,073
    200,000    5.40%, due 08/01/2013 ............................         215,704
                                                                      -----------
                                                                          517,777
                                                                      -----------
             Montgomery, AL, GO,
    500,000    5.10%, due 10/01/2008 ............................         524,955
    300,000    5.00%, due 11/01/2011 ............................         324,636
    300,000    5.00%, due 11/01/2015 ............................         322,254
                                                                      -----------
                                                                        1,171,845
                                                                      -----------
             Montgomery, AL, Waterworks & Sanitation, Rev.,
    500,000    5.00%, due 09/01/2008 ............................         525,355
    400,000    5.60%, due 09/01/2009 ............................         413,716
                                                                      -----------
                                                                          939,071
                                                                      -----------
             Montgomery Co., AL, GO,
    300,000    3.00%, due 11/01/2006 ............................         300,261
                                                                      -----------

             Mountain Brook, AL, City Board of Education, Capital
             Outlay Warrants,
    405,000    4.80%, due 02/15/2011 ............................         412,391
                                                                      -----------

             Muscle Shoals, AL, GO,
    400,000    5.60%, due 08/01/2010 ............................         411,615
                                                                      -----------

             Opelika, AL, GO,
    500,000    5.00%, due 04/01/2006 ............................         505,280
    200,000    4.00%, due 03/01/2008 ............................         204,710
    210,000    4.00%, due 03/01/2010 ............................         217,157
                                                                      -----------
                                                                          927,147
                                                                      -----------
             Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
    200,000    4.35%, due 08/01/2011 ............................         206,082
                                                                      -----------

             Shelby Co., AL, Board of Education, GO Warrants,
    315,000    4.75%, due 02/01/2009 ............................         330,085
                                                                      -----------

             Shelby Co., AL, Board of Education, Rev. Warrants,
    500,000    4.80%, due 02/01/2011 ............................         524,715
                                                                      -----------

             Trussville, AL, Warrants,
    400,000    4.30%, due 10/01/2010 ............................         417,088
                                                                      -----------

             Tuscaloosa, AL, Board of Education, GO,
    300,000    4.625%, due 08/01/2008 ...........................         303,396
                                                                      -----------

             Tuscaloosa, AL, Board of Education, Special Tax Warrants,
    300,000    4.85%, due 02/15/2013 ............................         305,025
                                                                      -----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
             ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE   OBLIGATION (GO) BONDS -- 97.7% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
             Tuscaloosa, AL, GO Warrants,
$   300,000    5.00%, due 02/15/2007 ............................  $   307,971
    145,000    4.25%, due 02/15/2011 ............................      150,448
    500,000    5.45%, due 01/01/2014 ............................      543,990
                                                                   -----------
                                                                     1,002,409
                                                                   -----------
             Tuscaloosa Co., AL, GO Warrants,
    425,000    4.30%, due 10/01/2009 ............................      441,945
                                                                   -----------

             University of Alabama, AL, General Fee Rev.,
    240,000    4.10%, due 12/01/2013 ............................      245,938
                                                                   -----------

             University of Alabama, AL, Series A, Rev.,
    400,000    5.25%, due 06/01/2010 ............................      414,180
    100,000    5.25%, due 10/01/2010 ............................      107,567
    300,000    4.00%, due 10/01/2010 ............................      309,261
    100,000    5.375%, due 06/01/2013 ...........................      103,628
                                                                   -----------
                                                                       934,636
                                                                   -----------
             Vestavia Hills, AL, Warrants,
    565,000    5.00%, due 02/01/2012 ............................      608,996
                                                                   -----------

             TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $30,983,272)..........  $31,747,215
                                                                   -----------

================================================================================
   SHARES    MONEY MARKET FUNDS -- 1.2%                               VALUE
--------------------------------------------------------------------------------
    402,328  First American Tax-Free Obligation Fund - Class S
               (Cost $402,328)...................................  $   402,328
                                                                   -----------

             TOTAL INVESTMENTS AT VALUE -- 98.9%
               (Cost $31,385,600)................................  $32,149,543

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%.......      349,838
                                                                   -----------

             NET ASSETS -- 100.0%................................  $32,499,381
                                                                   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (UNAUDITED)
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the periods ended September 30, 2005 and March 31, 2005 are as follows:

---------------------------------------------------------------------------------------------------
                                            Periods      Ordinary   Exempt-Interest    Total
                                             Ended        Income      Dividends     Distributions
---------------------------------------------------------------------------------------------------
Government Street Equity Fund ...........   9/30/05   $    669,897   $        --    $    669,897
                                            3/31/05   $  1,392,242   $        --    $  1,392,242
---------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund...........   9/30/05   $        --    $        --    $        --
                                            3/31/05   $     21,794   $        --    $     21,794
---------------------------------------------------------------------------------------------------
Government Street Bond Fund..............   9/30/05   $  1,432,365   $        --    $  1,432,365
                                            3/31/05   $  2,826,223   $        --    $  2,826,223
---------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund...............   9/30/05   $        --    $    537,951   $    537,951
                                            3/31/05   $        --    $  1,140,113   $  1,140,113
---------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2005:

-----------------------------------------------------------------------------------------------
                                 GOVERNMENT       GOVERNMENT      GOVERNMENT       ALABAMA
                                   STREET          STREET           STREET         TAX FREE
                                   EQUITY          MID-CAP           BOND            BOND
                                    FUND            FUND             FUND            FUND
-----------------------------------------------------------------------------------------------
Cost of portfolio investments   $ 92,987,216    $ 33,810,002    $ 63,120,313    $ 31,445,510
                                ============    ============    ============    ============
Gross unrealized appreciation   $ 52,671,040    $  7,647,440    $    551,836    $    831,287
Gross unrealized depreciation     (7,232,515)     (1,447,757)     (1,421,000)       (127,254)
                                ------------    ------------    ------------    ------------
Net unrealized appreciation
  (depreciation) ............   $ 45,438,525    $  6,199,683    $   (869,164)   $    704,033
Undistributed ordinary income         14,879          48,982          18,475          22,458
Capital loss carryforwards ..       (877,582)        (15,179)     (1,285,043)        (27,284)
Post-October losses .........           --              --          (173,386)           --
Other gains (losses) ........        829,481           4,174        (347,097)          6,571
Other temporary differences .         (6,045)           --           (10,604)        (22,458)
                                ------------    ------------    ------------    ------------
Total distributable earnings    $ 45,399,258    $  6,237,660    $ (2,666,819)   $    683,320
                                ============    ============    ============    ============
-----------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                               EXPIRES
                                         AMOUNT                MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund        $    877,582               2011
--------------------------------------------------------------------------------
Government Street Mid-Cap Fund       $     15,179               2013
--------------------------------------------------------------------------------
Government Street Bond Fund          $    126,569               2006
                                          106,011               2007
                                          220,187               2008
                                          195,097               2009
                                           86,819               2010
                                           70,419               2011
                                          218,396               2012
                                          261,545               2013
                                     ------------
                                     $  1,285,043
                                     ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund           $     27,284               2009
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund had net realized capital losses of $173,386 during the period November 1, 2004 through March 31, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2006. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS

During the six months ended September 30, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $9,307,537 and $10,416,658, respectively, for The Government Street Equity Fund; $6,254,693 and $771,558, respectively, for The Government Street Mid-Cap Fund; $7,082,165 and $3,119,000, respectively, for The Government Street Bond Fund; and $1,432,501 and $2,621,530, respectively, for The Alabama Tax Free Bond Fund.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

For the six months ended September 30, 2005, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $3,153 and $7,435, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the six months ended September 30, 2005.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by the Adviser in connection with these services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4.  CONTINGENCIES  AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                   Beginning         Ending
                                 Account Value   Account Value    Expenses Paid
                                 April 1, 2005   Sept. 30, 2005   During Period*
--------------------------------------------------------------------------------
GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,059.40       $    4.03
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,021.16       $    3.95
--------------------------------------------------------------------------------

GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,099.10       $    5.79
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,019.55       $    5.57
--------------------------------------------------------------------------------

GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,012.50       $    3.58
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00       $1,021.51       $    3.60
--------------------------------------------------------------------------------

ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,014.10      $    3.28
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00        $1,021.81      $    3.29
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Government Street Equity Fund      0.78%
                   Government Street Mid-Cap Fund     1.10%
                   Government Street Bond Fund        0.71%
                   Alabama Tax Free Bond Fund         0.65%

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you are able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      This page intentionally left blank.

                      This page intentionally left blank.

================================================================================
   --------------------------------------------------------------------------

                          THE GOVERNMENT STREET FUNDS
                    =======================================
                              No Load Mutual Funds


                    INVESTMENT ADVISER
                    T. Leavell & Associates, Inc.
                    150 Government Street
                    Post Office Box 1307
                    Mobile, AL 36633

                    ADMINISTRATOR
                    Ultimus Fund Solutions, LLC
                    P.O. Box 46707
                    Cincinnati, OH 45246-0707
                    1-866-738-1125

                    LEGAL COUNSEL
                    Sullivan & Worcester LLP
                    One Post Office Square
                    Boston, MA 02109

                    INDEPENDENT REGISTERED PUBLIC
                    ACCOUNTING FIRM
                    Ernst & Young LLP
                    1900 Scripps Center
                    312 Walnut Street
                    Cincinnati, OH 45202

                    BOARD OF TRUSTEES
                    Richard Mitchell, President
                    Austin Brockenbrough, III
                    John T. Bruce
                    Charles M. Caravati, Jr.
                    J. Finley Lee, Jr.
                    Richard L. Morrill
                    Harris V. Morrissette
                    Erwin H. Will, Jr.
                    Samuel B. Witt, III

                    PORTFOLIO MANAGERS
                    Thomas W. Leavell,
                      The Government Street Equity Fund
                      The Government Street Mid-Cap Fund
                    Timothy S. Healey,
                      The Government Street Mid-Cap Fund
                      The Alabama Tax Free Bond Fund
                    Mary Shannon Hope,
                      The Government Street Bond Fund



    -------------------------------------------------------------------------
================================================================================

ITEM 2.  CODE OF ETHICS.

Not required

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto



Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Williamsburg Investment Trust
             --------------------------------------------------------------



By (Signature and Title)*     /s/ John F. Splain
                           -------------------------------------------

                           John F. Splain, Secretary


Date     November 28, 2005
      ---------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*    /s/ John T. Bruce
                           -------------------------------------------

                           John T. Bruce, President (FBP Value Fund and FBP Balanced Fund)

Date     November 28, 2005
      ---------------------------------



By (Signature and Title)*     /s/ Richard Mitchell
                            ------------------------------------------

                            Richard Mitchell, President (The Government
                            Street Equity Fund, The Government Street
                            Bond Fund, The Government Street Mid-Cap
                            Fund and The Alabama Tax Free Bond Fund)

Date     November 28, 2005
      ---------------------------------

By (Signature and Title)*    /s/ Charles M. Caravati III
                           -------------------------------------------

                            Charles M. Caravati III, President (The Jamestown Balanced Fund, The Jamestown Equity Fund and
                            The Jamestown International Equity Fund)

Date     November 28, 2005
      ---------------------------------



By (Signature and Title)*    /s/ Joseph A. Jennings III
                           -------------------------------------------

                            Joseph A. Jennings III, President (The Jamestown Tax Exempt Virginia Fund)


Date     November 28, 2005
      ---------------------------------



By (Signature and Title)*    /s/ Joseph L. Antrim III
                           -------------------------------------------

                            Joseph L. Antrim III, President (The Davenport Equity Fund)

Date     November 28, 2005
      ---------------------------------



By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------

                           Mark J. Seger, Treasurer

Date     November 28, 2005
      ---------------------------------



* Print the name and title of each signing officer under his or her signature.